UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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PPL CORPORATION
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CRAIG A. ROGERSON INDEPENDENT CHAIR OF THE BOARD

Message to Our Shareowners

Dear Shareowner:

On behalf of the Board of Directors, thank you for your continued investment in PPL Corporation. We are pleased to invite you to our virtual 2026 Annual Meeting of Shareowners.

2025 was a year of consistent execution against the priorities PPL’s Board and management set – operationally, financially and strategically.

PPL delivered strong operating results, including top-quartile or near-top-quartile electric reliability, top-decile generation performance, better-than-targeted gas leak response times and consistent storm response. Financially, PPL achieved ongoing earnings in line with the midpoint of its 2025 ongoing earnings forecast and increased the common stock dividend from 2024 by approximately 6 percent.

At the same time, the company continued to strengthen and modernize its electric and gas systems, executing $4.4 billion of critical infrastructure investments. These investments are focused on protecting the grid from more frequent and severe storms, preparing it for greater two-way power flows from distributed energy resources, building new generation in Kentucky and deploying smart grid technologies that support efficient operations and long-term reliability.

As electricity demand grows – driven by data centers and advanced manufacturing – PPL continues to advance solutions that expand supply responsibly while protecting customers. This included creating a joint venture with Blackstone Infrastructure to develop new generation under long-term contracts to serve new data center demand. By aligning new generation with new demand, this approach will support reliability and mitigate upward pressure on electricity prices for other customers while enabling important economic development. The Board continues to emphasize disciplined planning, customer protections and appropriate cost allocation so large new loads bear the costs they create.

PPL also continued modernizing its technology and operating platforms to improve customer and employee experiences and further drive efficiency. In 2025, PPL achieved $170 million in annual operations and maintenance savings, compared to the 2021 baseline, to keep energy affordable. PPL is dedicated to supporting the people and places where our employees live and serve. The company and its affiliated foundations contributed more than $15 million in 2025 to organizations and programs working to improve quality of life and help communities thrive. In addition, PPL employees volunteered more than 28,000 hours of their time last year to directly help those in need.

The energy industry is changing rapidly, and PPL is well-positioned for what comes next. With an experienced leadership team, engaged Board oversight and more than 6,500 skilled employees, management remains focused on executing the company’s Utility of the Future strategy – creating stronger, smarter, cleaner and more efficient utilities that will affordably deliver value for customers and long-term returns for shareowners.

On behalf of the Board of Directors, we appreciate your continued support and encourage you to review the proxy materials and vote your shares at the Annual Meeting.

Sincerely,

Craig A. Rogerson

PPL CORPORATION

Mailing Address:

645 Hamilton Street

Allentown, Pennsylvania 18101

Notice of 2026 Annual Meeting of Shareowners

Date	May 13, 2026
Time	Online check-in begins: 8:45 a.m. Eastern Time Meeting begins: 9:00 a.m. Eastern Time
Place	The meeting will be conducted virtually via a live audio webcast. Please visit: www.virtualshareholdermeeting.com/PPL2026.
Items of Business
•
 To elect nine directors, as listed in this Proxy Statement, for a term of one year.
•
 To conduct an advisory vote to approve the compensation of our named executive officers.
•
To approve the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan.
•
 To ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2026.
•
 To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date	You can vote if you were a shareowner of record on March 4, 2026.
Proxy Voting	Your vote is important. Please vote your shares by voting on the internet, by telephone or by completing and returning your proxy card. For more details, see the information beginning on page 94.

This year’s Annual Meeting will be conducted virtually via a live audio webcast. The virtual meeting format provides efficient and effective access to our shareowners and affords shareowners the same rights as if the meeting were held in person. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and ask questions in accordance with our rules of conduct for the meeting by visiting www.virtualshareholdermeeting.com/PPL2026 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials.

On Behalf of the Board of Directors,

Jeffrey R. Jankowski Corporate Secretary

April 1, 2026

Important Notice Regarding the Availability of Proxy

Materials for the Shareowner Meeting to Be Held on May 13, 2026:

This Proxy Statement and the Annual Report to Shareowners are available at

www.pplweb.com/PPLCorpProxy

QUICK INFORMATION

The following charts provide quick information about PPL Corporation’s 2026 Annual Meeting of Shareowners and our corporate governance and executive compensation practices. These charts do not contain all of the information provided elsewhere in the proxy statement; therefore, you should read the entire proxy statement carefully before voting.

We first released this proxy statement and the accompanying materials to shareowners on or about April 1, 2026.

ANNUAL MEETING INFORMATION

DATE & TIME Wednesday, May 13, 2026 9:00 a.m. Eastern Time	LOCATION The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/PPL2026	RECORD DATE March 4, 2026

Proposals That Require Your Vote

Proposal	Voting Options	Board Recommendation	More Information
Proposal 1 Election of Directors	FOR, AGAINST or ABSTAIN for each Director Nominee	FOR each Nominee	Page 6
Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers	FOR, AGAINST or ABSTAIN	FOR	Page 35
Proposal 3 Approval of the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan	FOR, AGAINST or ABSTAIN	FOR	Page 83
Proposal 4 Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST or ABSTAIN	FOR	Page 91

See information beginning on page 94 on how you can vote.

Corporate Governance and Compensation Facts
Corporate Governance or Compensation Matter	PPL’s Practice

Board Composition, Leadership and Operations
Current Number of Directors	10
Independence of Current Directors	90%
Board Committee Membership Independence (except Executive Committee and ad hoc committees)	Yes
Independent Chair of the Board	Yes
Voting Standards in Director Elections: Majority with Plurality Carve-out for Contested Elections	Yes
Annual Director Elections for All Directors	Yes
Resignation Policy in Uncontested Elections	Yes
Limits on Director Service on Other Boards	Yes

Corporate Governance or Compensation Matter	PPL’s Practice
Board Composition, Leadership and Operations
Mandatory Retirement Age	Yes (75)
Mandatory Tenure	No
Average Nominee Age	66
Average Nominee Tenure	10 years
Directors Attending Fewer than 75% of Meetings	None
Annual Board and Committee Self-Evaluation Process	Yes
Number of Board Meetings Held in 2025	6
Total Number of Board and Committee Meetings Held in 2025	27
Proxy Access Bylaw	Yes
Independent Directors Meet without Management Present	Yes
Governance and Sustainability Practices
Board and Committee Oversight of Safety	Yes
Board Oversight of Cybersecurity	Yes
Board and Committee Oversight of Sustainability Disclosure	Yes
Board Oversight of Corporate Culture	Yes
Code of Conduct for Directors, Officers and Employees	Yes
Robust Stock Ownership Policies	Yes
Insider Trading Policy Includes Anti-hedging and Anti-pledging Policy	Yes
Shareowner Engagement Practice	Yes
Long-Term Incentives Aligned with Sustainability Goals	Yes
Carbon Reduction Goal Includes Net-Zero by 2050	Yes
Voluntary Framework Disclosures (GRI, TCFD, SASB & EEI-AGA)	Yes
Corporate Political Contribution Policy and Related Disclosure	Yes
Equal Employment Demographic Metrics Disclosure (EEO-1 Report)	Yes
Climate Policy Principles	Yes
Environmental Policy Statement	Yes
Health and Safety Policy Statement	Yes
Human Rights Policy Statement	Yes
Supplier Code of Conduct	Yes
Material Related-Party Transactions with Directors	None
Independent Auditor	Deloitte & Touche LLP
Compensation Practices
CEO Pay Ratio	74:1
Compensation Recoupment (Clawback) Policy	Yes
Employment Agreements for Executive Officers	No
Pay-for-Performance	Yes
Double-Trigger Change-in-Control Provisions	Yes
Percentage of 2025 CEO Incentive Compensation at Risk	88%
Performance-based Percentage of 2025 CEO Long-term Incentive Compensation	73%
Tax “Gross-ups” for Change-in-Control Severance Agreements	None
Annual Risk Assessment of Compensation Policies and Practices	Yes
Independent Compensation Consultant	Frederic W. Cook & Co., Inc.

PPL CORPORATION 2026 Proxy Statement i

Forward-Looking Statements

Website References

Throughout this proxy statement, we identify certain materials that are available in full on our website. The information contained on, or available through PPL’s internet website is not and shall not be deemed to be, incorporated by reference in this proxy statement.

Forward-looking Statements and Non-GAAP Financial Measures

This proxy statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "will," "likely," “believe,” “expect,” “plans,” “intends,” “may,” “strategy,” “target,” “goals,” “anticipate,” and other similar words, and include, without limitation, statements about our future goals, strategy, plans, earnings or dividend growth. These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated. Such risks include those contained in PPL’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents PPL files with the Securities and Exchange Commission. These risks are not comprehensive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Any forward-looking statements made by PPL speak only as of the date on which they are made. PPL is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

This proxy statement, including the “Compensation Discussion and Analysis” section, contains references to “earnings from ongoing operations” or “ongoing earnings” or “ongoing earnings per share” of PPL. This is a measure of financial performance used by PPL, among other things, in making incentive compensation grants and awards to executive officers. It is not, however, a financial measure prescribed by generally accepted accounting principles, or GAAP. This non-GAAP financial measure adjusts “net income” also known as “reported earnings” (which is a GAAP financial measure) for certain special items, with potential further adjustments for compensation purposes. For a reconciliation of earnings from ongoing operations to reported earnings, as well as a description and itemization of the special items and other adjustments used to derive earnings from ongoing operations for PPL, please see Annex A to this proxy statement.

ii PPL CORPORATION 2026 Proxy Statement

PROXY SUMMARY

This summary highlights information found elsewhere in this proxy statement. It does not contain all of the information you should consider in voting your shares. Please refer to the complete proxy statement and 2025 Annual Report before you vote.

We first released this proxy statement and the accompanying materials to shareowners on or about April 1, 2026.

VOTING MATTERS AND BOARD VOTING RECOMMENDATIONS

Election of Directors ... Page 6.
✓	Your Board recommends a vote FOR each nominee.

Management Proposals
• Advisory vote to approve the compensation of our named executive officers ... Page 35.
• Approval of the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan ... Page 83.
• Ratification of Deloitte & Touche LLP as independent auditor for 2026 ... Page 91.
✓ Your Board recommends a vote FOR each proposal.

CORPORATE GOVERNANCE HIGHLIGHTS

•
In 2025, PPL continued to advance its utility of the future strategy. Oversight and guidance by our engaged Board of Directors is a driving force to execute on this strategy and our mission to provide safe, affordable, reliable, and sustainable energy to our customers and competitive, long-term returns to our shareowners. Our Board has given significant time and attention to the most material topics for our business, including the priority of our customers and affordability as we power people's homes; PPL's solution-driven approach to resource adequacy particularly with increased demand from artificial intelligence and other large-load customers; the regulatory position of our utilities; our IT Reinvention as we enable a technology-forward OnePPL; and the safety and well-being of our employees, customers and communities.
•
Board refreshment continues to be a thoughtful and involved process, as more senior members of our Board will retire in the coming years. In light of Natica von Althann's forthcoming retirement, our Governance, Nominating and Sustainability Committee has reviewed our board composition based on the skills and experience more fully set forth in "Proposal 1: Election of Directors" beginning on page 6. In March 2026, the Board appointed Linda Sullivan to succeed as Chair of the People and Compensation Committee immediately following the 2026 Annual Meeting of Shareowners.
•
In early 2026, the Board of Directors formed an ad hoc committee to provide focused oversight of workplace safety and culture across the company. The Safety Committee is responsible for overseeing management's ongoing safety efforts, receiving regular and direct updates from the company safety executives, and engaging independent safety experts as appropriate. Safety has long been a core value at PPL and is the lead value in our SPIRIT values (Safety, Passion, Innovation, Responsibility, Integrity and Teamwork), and the Board’s focus reflects its commitment to PPL’s safety culture and reinforcing clear safety expectations in leadership accountability, decision‑making and day‑to‑day operations across the enterprise.
•
In 2025, we continued our ongoing outreach efforts through dialogue with our shareowners. Senior management, including our CEO, EVP-Utilities and Chief Legal Officer (CLO), and independent Chair of the Board participated in this process and discussed the company’s strategy including its approach to meeting increased demand and related disclosures; risk oversight; board composition and refreshment; executive compensation; and corporate governance practices.

PPL CORPORATION 2026 Proxy Statement 1

PROXY SUMMARY

PERFORMANCE HIGHLIGHTS FOR 2025

$9 Billion
in annual revenue

$45.2 Billion
total assets

$26 Billion
market capitalization

4
regulated utility companies

3.6 Million+
utility customers in the U.S.

6,500+
employees

95,000+ Miles
of electric and gas lines

75,000+ GWh
of electricity delivered

7,200+ MW
of regulated generation capacity in KY

Goal to achieve net-zero carbon emissions by 2050.

Achieved annual run-rate O&M savings of $170 million in 2025 compared to 2021 to help keep energy affordable for customers.[1]

Completed $4.4 billion in infrastructure investments to improve service to our customers.

Top-quartile or near top-quartile reliability across the company.

Achieved midpoint of 2025 earnings from ongoing operations forecast and a 7.1% growth over 2024.[2]

Note: The information provided on this page is for full 2025 fiscal year, or as of December 31, 2025, as applicable.

[1] Savings based on a 2021 baseline and driven by the continued deployment of smart grid technology, automation and data science.

[2] "Earnings from ongoing operations" or "ongoing earnings" is a non-GAAP financial measure that is adjusted for special items. See Annex A for a reconciliation of earnings from ongoing operations.

See page 37 for additional information on PPL’s performance highlights for 2025.

2 PPL CORPORATION 2026 Proxy Statement

PROXY SUMMARY

2026 DIRECTOR NOMINEES

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships(1)
Arthur P. Beattie	71	2020	Retired Executive Vice President, Chief Financial Officer and Chief Risk Officer, Southern Company	●	AC (Chair), EC, FC
Raja Rajamannar	64	2011	Senior Fellow and former Chief Marketing & Communications Officer and President, Healthcare, Mastercard Incorporated	●	FC, GNSC
Heather B. Redman	61	2021	Co-Founder and Managing Partner, Flying Fish Partners	●	AC, FC
Craig A. Rogerson	69	2005	Retired Chairman, President and Chief Executive Officer, Hexion Holdings Corporation	● Chair of the Board	EC (Chair), PCC, SC (Chair)
Vincent Sorgi	54	2020	President and Chief Executive Officer, PPL Corporation	Management Director	EC, SC
Linda G. Sullivan	62	2023	Retired Chief Financial Officer and Executive Vice President, American Water Works Company Inc.	●	AC, PCC(2), SC
Keith H. Williamson	73	2005	President and Director, Centene Foundation, and former Executive Vice President, Secretary and General Counsel, Centene Corporation	●	AC, GNSC
Phoebe A. Wood	72	2018	Principal of CompaniesWood and retired Vice Chairman and Chief Financial Officer of Brown-Forman Corporation	●	EC, GNSC (Chair), PCC, SC
Armando Zagalo de Lima	67	2014	Retired Executive Vice President, Xerox Corporation	●	EC, FC (Chair), GNSC

(1)
Committees: AC – Audit EC – Executive FC – Finance GNSC – Governance, Nominating and Sustainability PCC – People and Compensation SC - Safety Committee
(2)
Ms. Sullivan will become Chair of the People and Compensation Committee and join the Executive Committee, immediately following the 2026 Annual Meeting of Shareowners on May 13, 2026.

In selecting director nominees, the Governance, Nominating and Sustainability Committee considers skills, expertise, background, professional experience, education, and other individual characteristics that contribute to the Board's collective strength. PPL does not engage in illegal or discriminatory preferences based on gender, race, ethnicity, national origin or other protected class or status. For more detailed information as to individual nominees, please see “Proposal 1: Election of Directors” beginning on page 6.

PPL CORPORATION 2026 Proxy Statement 3

PROXY SUMMARY

EXECUTIVE COMPENSATION PROGRAM

Overview

Our executive compensation program reflects the company’s ongoing commitment to pay for performance. The compensation of our named executive officers, or NEOs, is aligned with our corporate strategic framework, which links executive compensation with the interests of our shareowners. In 2025, 88% of the CEO’s target compensation opportunity was “at-risk” with a significant portion tied to long-term performance objectives.

Compensation Element	Features for 2025
Base Salary	• Reviewed annually • The People and Compensation Committee applies judgment in setting salary to reflect performance, experience and responsibility, and also considers market data
Annual Cash Incentive
•
Paid in cash
•
Combination of corporate financial performance, critical corporate initiatives, and operational performance, as well as individual performance
•
Capped at two times target payout for top performance

Performance Units Based on TSR, EG and LTS 80% of LTI
•
Payable in shares of PPL common stock
•
Payout range from 0% to 200% of target, subject to certification of performance at the end of the three-year performance period
•
Dividends accrue quarterly in the form of additional performance units, and vest according to the applicable level of achievement of the performance goal, if any

TSR-based Performance Units (50% of Performance Units)

•
Based on three-year total shareowner return (TSR) performance relative to the PHLX Utility Sector Index (UTY), and beginning with 2024 grants, our compensation peer group

EG-based Performance Units (25% of Performance Units)

•
Based on three-year compound annual growth rate from the mid-point of the ongoing earnings per share guidance for 2025 compared to the actual ongoing earnings results at the end of the performance period

LTS-based Performance Units (25% of Performance Units)

•
Based on three-year performance of long-term sustainability measures, which in 2025 included employee and contractor leading safety indicators and new generation over the three-year performance period

Restricted Stock Units 20% of LTI
•
Payable in shares of PPL common stock
•
Restricted stock unit grants made prior to 2025 have three-year cliff vesting, and grants made in 2025 have ratable vesting over the three-year restriction period
•
Dividends accrue quarterly in the form of additional restricted stock units, but are not paid unless and until underlying award vests

Other Elements	• Limited perquisites • Retirement plans • Deferred compensation plans

4 PPL CORPORATION 2026 Proxy Statement

PROXY SUMMARY

Pay for Performance

For 2025, we based performance-related compensation targets for the NEOs primarily on (1) corporate earnings per share from ongoing operations, or Corporate EPS, (2) critical corporate initiatives, (3) operational goals, (4) individual performance, (5) relative TSR performance, (6) corporate earnings growth and (7) corporate long-term sustainability metrics. All of our goals align with our commitment to create long-term value for shareowners.

Performance-based compensation paid out for 2025 performance resulted in:

•
Annual cash incentive award payouts for NEOs at approximately 116% of target.
•
2023-2025 performance awards paid out as follows:
•
TSR-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2023, paid out at 161% of target for the 2023-2025 performance period.
•
EG-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2023, paid out at 152% of target for the 2023-2025 performance period.
•
Sustainability-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2023, paid out at 146% of target for the 2023-2025 performance period.

PPL CORPORATION 2026 Proxy Statement 5

PROPOSAL 1: ELECTION OF DIRECTORS

What are you voting on?

The Board of Directors is asking you to elect all nine director nominees to hold office until the next Annual Meeting of Shareowners. Each nominee elected as a director will continue in office until the director’s successor has been elected and qualified, or until the director’s earlier death, resignation or retirement.

Vote Required

The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to elect each director. For more information about voting, see “General Information – What vote is needed for these proposals to be adopted?” beginning at page 98.

Your Board of Directors recommends that you vote FOR each director nominee included in Proposal 1.

Board Overview

Our director nominees are nine talented individuals who bring a broad mix of skills, experience, and perspectives. The Board provides strong oversight and strategic direction, and it supports senior management to execute our business plan and drive enhanced value for all stakeholders.

In compliance with the company's Guidelines for Corporate Governance, Natica von Althann will complete her Board service immediately prior to the 2026 Annual Meeting of Shareowners, which follows her 75th birthday. Ms. von Althann is Chair of the People and Compensation Committee and is a member of the Finance Committee and Executive Committee. We thank Ms. von Althann for her effective and thoughtful service and leadership to our company through the years. Immediately following the 2026 Annual Meeting of Shareowners, the Board size will be reduced from the current ten to nine directors consistent with the number of nominees.

Skills, Experience and Attributes of Our Director Nominees

Each year, our Board of Directors evaluates its composition to ensure that it collectively reflects the qualifications, backgrounds, experience and perspectives necessary to oversee the company's strategy and risks. Our director nominees bring expertise aligned with our business and long-term strategy, a balance of tenure that provides continuity and fresh perspectives and diverse viewpoints. Importantly, they:

•
have extensive knowledge of and experience in the regulated utility business and other regulated industries;
•
are seasoned senior executives in the areas of corporate finance, capital markets, and accounting;
•
bring deep knowledge of strategic planning, risk management, and operations;
•
understand human capital management and labor relations;
•
provide oversight of safety performance and safety culture across the organization;
•
are adept at identifying, assessing and mitigating risks, including emerging risks in artificial intelligence and cybersecurity; and
•
represent a variety of backgrounds and viewpoints.

6 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

All members of our Board of Directors have extensive senior executive management experience, enabling the Board to effectively guide and direct company strategy and oversee risk management. The additional key skills of our directors are identified and described below.

Risk Management

Experience identifying, evaluating, and managing enterprise risk, including both financial and business risks. This experience was gained through senior management roles overseeing or managing a risk function, or through public company board service, including as a member of a public company audit committee.

Capital Markets, Finance and Accounting

Significant experience in capital markets, corporate finance, or accounting, through managing or serving in such functions at a large public or private company, or through service on a public company board. Directors with expertise in capital markets, finance and accounting promote effective capital allocation, robust controls, and oversight of financial planning for the company.

Operations Experience and Safety

Experience in senior management of operating companies. Directors with operations experience bring practical expertise to reviewing and overseeing the execution of business plans and bring insights to the challenges and opportunities of our operating utilities. These directors have a demonstrated commitment to promoting a culture of safety, discipline and compliance. This includes evaluating safety performance metrics and supporting management in the development of safety policies and processes.

Regulated Industry / Regulated Utility Experience

Significant experience as a senior executive of a regulated company, including utilities or companies in the banking, pharmaceutical, energy or financial services industries. The ability to navigate specific industry regulations, while developing and implementing corporate strategy at a senior executive level, gives these directors a distinct perspective on our company’s strategic plan and industry as a whole. For directors with specific regulated utility experience, their background allows for a detailed and nuanced understanding of the challenges facing the company and supports contributions to and refinements of the company’s strategic direction.

Environmental and Sustainability

Experience in overseeing, operating or managing the environmental, clean energy, and sustainability initiatives, including corporate social responsibility. Directors with these skills provide effective oversight for our clean energy strategy and our sustainability goals and disclosures.

Technology, Digitalization and Innovation

Leadership and oversight experience in technology, digital platforms, and innovation. These skills are gained through managing efficiency improvements through technology, implementing enterprise-wide digitalization and automation initiatives, and effectively utilizing disruptive technologies, including artificial intelligence. Our directors use this experience to oversee opportunities to leverage new technologies, navigate AI-related opportunities and risks and improve the business model.

PPL CORPORATION 2026 Proxy Statement 7

PROPOSAL 1: ELECTION OF DIRECTORS

Cybersecurity

Experience and knowledge of cybersecurity risks and protections of grid operations, technology and data from cyber-attacks. Our directors with cybersecurity skills apply these skills to oversee management’s efforts to protect the company’s assets from cyber risks.

Customer Relationships and Marketing

Experience at a national or global organization in customer marketing or branding, including leveraging evolving technologies. This experience translates to a focus on improved customer experience through service, communication, and innovative online initiatives.

In addition to senior executive leadership skills held by all of our director nominees, the table below identifies no more than five additional key skills and qualifications of each director nominee.

8 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

OUR NOMINEES STANDING FOR ELECTION

Director since: 2020

Age: 71

Board Committees:

•
Audit (Chair)
•
Executive
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Utility Experience
ARTHUR P. BEATTIE	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Beattie brings to our Board over 40 years of experience in the utility industry, including as chief financial officer and chief risk officer of Southern Company, a large-cap publicly traded utility holding company. He has deep knowledge of the regulated utility industry, and the risks to and opportunities for our company. In particular, Mr. Beattie’s considerable experience with debt and equity capital markets, financial planning and reporting, and enterprise risk management makes him a valuable contributor to our Board and our Audit Committee. His utility industry experience in mergers, acquisitions and divestitures has been useful in helping to guide PPL through its strategic repositioning.

Additional experience

Mr. Beattie has served in multiple senior executive leadership positions for various operating subsidiaries of Southern Company and charitable foundations. He was instrumental in the creation of the Alabama Power Foundation, where he served as a board member and treasurer for 21 years and provided oversight for compliance with Internal Revenue Service regulations. Mr. Beattie also served on the board of Emageon, Inc. as an independent director and Chair of its Audit Committee before the company was acquired in 2009.

Career Overview

•
Retired Executive Vice President, Chief Financial Officer and Chief Risk Officer (2010–2018), Southern Company, an American gas and electric utility holding company based in the southern United States (Southern)
•
Executive Vice President and Chief Financial Officer (2005-2010), Alabama Power Company, a utility subsidiary of Southern
•
Prior to 2005, served in various executive, officer and management positions for nearly three decades at Alabama Power Company, including as a Vice President, Comptroller and Treasurer

PPL CORPORATION 2026 Proxy Statement 9

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2011

Age: 64

Board Committees:

•
Finance
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Risk Management
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation
•
Cybersecurity
•
Customer Relationships and Marketing

RAJA RAJAMANNAR	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Rajamannar has extensive senior executive experience, focused on improving customer outcomes through technology. During his time at Mastercard, Mr. Rajamannar supported the company’s successful navigation of highly regulated environments by leading transformational strategies that leveraged technology and digital automation. His experience in managing risk while leading change for large, regulated, consumer-facing businesses adds value to our Board. His experience in cybersecurity, launching digital technology platforms and optimizing data analytics are all highly relevant areas of expertise as PPL invests in digitalization. Mr. Rajamannar also has extensive experience in customer-focused marketing and communications, which is essential to providing effective oversight as PPL evolves its customer experience.

Additional experience

Mr. Rajamannar has led sustainability initiatives within the global marketing space, including Mastercard’s participation in the World Federation of Advertisers program to combat climate change. In addition, he specialized in environmental management and sustainability as part of his post-graduate studies.

Career Overview

•
Senior Fellow (2025-present), Mastercard Incorporated, a technology company in the global payments industry (Mastercard)
•
Chief Marketing & Communications Officer (2013-2025), Mastercard
•
President, Healthcare (2016–2025), Mastercard
•
Executive Vice President, Senior Business, and Chief Transformation Officer (2012–2013) of WellPoint, Inc. (now known as Elevance Health, Inc.), a managed care company
•
Senior Vice President and Chief Innovation and Marketing Officer (2009–2012) for Humana Inc., a health insurance company
•
Various senior management marketing and sales positions with (1994–2009) Citigroup, a global bank
•
Various sales and product management roles (1988–1994) with Unilever, a global consumer goods company

10 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2021

Age: 61

Board Committees:

•
Audit
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation
•
Cybersecurity

HEATHER B. REDMAN	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Redman brings to our Board extensive experience in advanced technologies, from artificial intelligence to big data to machine learning, including with applications for the energy sector. Her technology experience is critical as PPL creates the utilities of the future. Ms. Redman possesses a unique background and essential skills for oversight of our strategic transformation, pairing legal, operational and financial acumen with knowledge of emerging technologies.

Additional experience

Ms. Redman has notable strength in the area of disruptive cleantech for renewable energy and sustainability, having spent more than a decade in operational roles at Summit Power Group, a leading developer of clean energy projects. Her extensive career experience also includes service as general counsel of Getty Images, a publicly traded digital media company. Ms. Redman has completed the National Association of Corporate Directors (NACD) CERT Certificate in Cybersecurity Oversight and has received the NACD Directorship Certification.

Career Overview

•
Co-Founder and Managing Partner (2016-present), Flying Fish Partners, a venture capital firm investing in early stage artificial intelligence and machine learning startups, including energy-related applications
•
Vice President of Business Operations (2014-2017), Indix Corporation, a big data artificial intelligence startup
•
Principal and Senior Vice President (2001-2014), Summit Power Group, a leading developer of clean energy projects
•
Served in executive leadership positions with Atom Entertainment, PhotoDisc and Getty Images
•
Member of the North American Advisory Board for The Hawthorn Club, an international network for executive women in the energy industry
•
Member of several nonpublic company boards, including Coldstream Holdings, Inc., the Washington State Investment Board and the Federal Reserve Bank of San Francisco Seattle Branch

PPL CORPORATION 2026 Proxy Statement 11

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2005

Age: 69

Board Committees:

•
Executive (Chair)
•
People and Compensation
•
Safety (Chair)

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Environmental and Sustainability
•
Customer Relationships and Marketing

CRAIG A. ROGERSON	INDEPENDENT DIRECTOR CHAIR OF THE BOARD

Key qualifications and skills

As independent Chair, Mr. Rogerson brings to our Board significant senior executive leadership and strategic, organizational, operational and risk management expertise. Having retired in January 2023, Mr. Rogerson brings years of demonstrated leadership ability as the former chief executive officer of large global chemical manufacturing companies, which he led through business and industry transformations. Mr. Rogerson provides a continuity of perspective and institutional insight to our Board.

Additional experience

Mr. Rogerson’s early background as a chemical engineer and his prior service on the American Chemistry Council and Society of Chemical Industry boards have contributed to his skills in operations, safety and innovation. He also has extensive environmental oversight, board leadership and corporate governance experience.

Career Overview

•
Retired Chairman, President and Chief Executive Officer (2017–2023), Hexion Holdings Corporation and its predecessor Hexion Inc., a global producer of thermoset resins as well as other chemical platforms serving a wide range of market applications. In April 2019, Hexion Inc. filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and successfully emerged in July 2019.
•
Chairman, President and Chief Executive Officer (2008–2017), Chemtura Corporation, a global manufacturer and marketer of specialty chemicals
•
President, Chief Executive Officer and director (2003–2008), Hercules Incorporated, a chemical company
•
Serves as a director for: OXEA Gmbh; Vibrantz Technologies, Inc.; College of Engineering Alumni Board of Michigan State University; and McLaren Northern Michigan Hospital

Other public company boards and board committees

Origin Materials, Inc. (Nasdaq: ORGN) (independent director, member of the audit committee and the compensation committee)

Served as an independent director of Ashland Inc. (NYSE: ASH) (2019–2021)

12 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2020

Age: 54

Board Committees:

•
Executive
•
Safety

Skills and Attributes:

•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Utility Experience
•
Environmental and Sustainability
•
Cybersecurity

VINCENT SORGI	MANAGEMENT DIRECTOR

Key qualifications and skills

With approximately 30 years of experience in the utility industry, Mr. Sorgi brings to our Board extensive capital markets, finance and accounting expertise, providing particularly valuable insight into the areas of accounting and controls. He provides a wealth of knowledge of strategy, risk management, regulatory oversight, human capital management, financial planning, innovation in the utility space, and mergers and acquisitions from a regulated utility industry perspective. As Chief Executive Officer, Mr. Sorgi has led PPL’s transformation over the past several years as it evolves into a premier, pure-play U.S. regulated utility holding company. In his prior role as Chief Operating Officer, he led the day-to-day operations of PPL’s high-performing utilities. As Chief Financial Officer from 2014 to 2019, Mr. Sorgi was instrumental in guiding PPL through the spinoff of its competitive generation business. Under Mr. Sorgi's leadership, PPL is advancing the future of energy technology and infrastructure while driving long-term value for customers and shareowners.

Additional experience

Mr. Sorgi started his career in the accounting industry, providing him with foundational financial acumen that he has applied in his leadership roles in the energy industry. He also brings expertise in energy generation and supply.

Career Overview

•
President and Chief Executive Officer (June 2020-present), PPL Corporation
•
President and Chief Operating Officer (July 2019-May 2020), Executive Vice President (January 2019-June 2019) and Chief Financial Officer (2014-2019), Senior Vice President (2014-2019) and Vice President and Controller (2010-2014), PPL Corporation; Controller for PPL’s former energy supply and marketing segment (2007-2010) and financial director of the former PPL Generation subsidiary (2006-2007)
•
Prior to joining PPL, worked for Public Service Enterprise Group for nine years and prior to that, Deloitte & Touche LLP for four years
•
Member, American Institute of Certified Public Accountants
•
Serves as a director for the Electric Power Research Institute, Edison Electric Institute (EEI) and St. Luke’s University Health Network, Inc. In addition, he is a member of EEI's Executive Committee and co-chairs its State Policy CEO Committee. He also serves as an emeritus member of the Board of Trustees of the Da Vinci Science Center.

PPL CORPORATION 2026 Proxy Statement 13

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2023

Age: 62

Board Committees:

•
Audit
•
People and Compensation(1)
•
Safety

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Utility Experience
•
Technology, Digitalization and Innovation
•
Cybersecurity

(1) Ms. Sullivan will become Chair of the People and Compensation Committee effective immediately after the 2026 Annual Meeting of Shareowners.

LINDA G. SULLIVAN	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Sullivan brings three decades of financial and leadership experience in the regulated utility industry to our Board. As the newest Board member, Ms. Sullivan provides a fresh perspective while drawing on her deep roots in the utility industry, her significant history of driving growth and innovation and her experience across multiple regulated sectors. During her time as CFO at American Water Works Company Inc., the company experienced significant growth and increase in total shareholder returns. Ms. Sullivan led operations for technology, cyber and physical security, supply chain, research and development, and environmental compliance. In April 2024, Ms. Sullivan was appointed as the non-executive independent Board chair of NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy, reflecting her effective board leadership and commitment to strong governance.

Additional experience

Ms. Sullivan is a Certified Public Accountant (inactive) and a Certified Management Accountant.

Career Overview

•
Retired Chief Financial Officer and Executive Vice President (2014-2019), American Water Works Company Inc., one of the nation’s largest publicly traded water and wastewater utility companies
•
Chief Financial Officer and Senior Vice President (2009 to 2014) of Southern California Edison Company
•
Including the role above, more than 20 years of experience in a variety of leadership roles with the subsidiaries of Edison International, one of the nation’s largest electric utility holding companies
•
Prior to her time at Edison International, she was a senior auditor with Arthur Anderson, LLP

Other public company boards and board committees

NorthWestern Energy (Nasdaq: NWE) (non-executive independent Board chair)

Served as an independent director of AltaGas Ltd. (TSX: ALA; OTCQX: ATGFF) (2020-2024)

14 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2005

Age: 73

Board Committees:

•
Audit
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Industry Experience

KEITH H. WILLIAMSON	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Williamson brings to our Board decades of legal, finance and senior executive leadership experience at the highest levels of publicly traded companies. In addition, his experience in regulated industries, including his service on the risk management committee while at Centene Corporation, contributes to the Board’s perspective and oversight. Leveraging his joint MBA and law degree from Harvard University, Mr. Williamson has contributed important insights on legal and governance matters as a Board member.

Additional experience

Mr. Williamson has extensive knowledge of government relations and corporate giving based on his work on the Centene Foundation.

Career Overview

•
President and Director (2020–present), Centene Foundation
•
Chief Charitable Giving Officer (2020-present) and former Executive Vice President, Secretary and General Counsel (2012–2020), Centene Corporation, a provider of managed healthcare services, primarily through Medicaid, commercial and Medicare products
•
Senior Vice President, Secretary and General Counsel (2006–2012), Centene Corporation
•
President, Capital Services Division (1999–2006), Pitney Bowes Inc. and various positions in tax, finance and legal groups, including oversight of the treasury function and rating agency activity (1988–1998)

PPL CORPORATION 2026 Proxy Statement 15

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2018

Age: 72

Board Committees:

•
Executive
•
Governance, Nominating and Sustainability (Chair)
•
People and Compensation
•
Safety

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Industry Experience
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation

PHOEBE A. WOOD	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Wood has extensive experience as a senior financial executive, including in the energy industry, and as a board director with publicly traded companies in other industries. She brings to our Board her broad experience in finance, accounting, strategic planning, capital markets and risk management. Ms. Wood has also overseen management of information technology and brings significant knowledge and expertise of corporate governance and evolving environmental, social and governance issues, directly relevant to the Board’s oversight function and our company’s energy strategy.

Additional experience

Ms. Wood has served as Chief Executive Officer of KirtleyWood LLC, a board advisory firm, since January 2025. Ms. Wood is a member of the North American Advisory Council of the Royal Institute of International Affairs (known as Chatham House), an independent non-profit focused on geopolitical challenges and international problems. In addition, she has been actively engaged in environmental, health and safety matters through work experience and in her oversight role as a member of other corporate boards. She has been actively involved with sustainability reporting and sustainability ratings and investor relations in these areas.

Career Overview

•
Principal (2008–present), CompaniesWood, a consulting firm specializing in early-stage investments
•
Retired Vice Chairman and Chief Financial Officer (2006-2008) and Executive Vice President and Chief Financial Officer (2001–2006), Brown-Forman Corporation, a diversified consumer products manufacturer
•
Vice President and Chief Financial Officer and director, Propel Corporation (2000–2001)
•
An almost 24-year tenure at Atlantic Richfield Corporation in various financial management capacities

Other public company boards and board committees

Invesco Ltd. (NYSE: IVZ) (independent director, chair of the audit committee, member of the nomination and corporate governance committee and the compensation committee)

Leggett & Platt, Incorporated (NYSE: LEG) (independent director, chair of the audit committee, member of the nominating, governance and sustainability committee)

Pioneer Natural Resources Company (NYSE: PXD) (2013-2024)

16 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2014

Age: 67

Board Committees:

•
Executive
•
Finance (Chair)
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Technology, Digitalization and Innovation
•
Cybersecurity
•
Customer Relationships and Marketing

ARMANDO ZAGALO DE LIMA	INDEPENDENT DIRECTOR

Key qualifications and skills

Having served as a senior executive of Xerox, a public technology company, Mr. Zagalo de Lima provides critical insight to our Board in the context of strategic initiatives, emerging technologies and services, business operations and the risks associated with these areas. Mr. Zagalo de Lima also brings knowledge and skills related to leadership of a global enterprise, including operating in a variety of regulatory jurisdictions. His experience and skills are instrumental as our utilities continue their digital innovation and grid modernization.

Additional experience

Mr. Zagalo de Lima has significant experience in customer service, sales, engineering, innovation, product development, manufacturing, distribution and marketing from his several decades at Xerox.

Career Overview

•
Retired Executive Vice President (2010–2015), Xerox Corporation, a multinational enterprise for business process and document management
•
President (2012–2014), Xerox Technology
•
President of Global Customer Operations (2010–2012), Xerox Corporation
•
President (2004–2010) and Chief Operating Officer (2001–2004), Xerox Europe
•
Various sales, marketing and management positions for Xerox across Europe (1983–2001)

* * *

Use of Proxy. The Board of Directors has no reason to believe that any of the director nominees will become unavailable for election. If, however, any nominee should become unavailable prior to the Annual Meeting, the accompanying proxy will be voted for the election of such other person as the Board of Directors may recommend in place of that nominee. The proxies appointed by the Board of Directors intend to vote the proxy for the election of each of the nominees unless you indicate otherwise on the proxy or ballot card.

Your Board of Directors recommends that you vote FOR each director nominee in Proposal 1.

PPL CORPORATION 2026 Proxy Statement 17

GOVERNANCE OF THE COMPANY

BOARD OF DIRECTORS

Attendance

The Board of Directors met six times during 2025. Directors are expected to attend all meetings of shareowners, the Board and the committees on which they serve. In 2025, director attendance at Board and committee meetings was 100%. In addition, all of our directors attended the 2025 Annual Meeting of Shareowners.

Independence of Directors

The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the New York Stock Exchange, or NYSE, listing standards. In addition to applying these guidelines, which are available in the Corporate Governance section of our website (www.pplweb.com/governance-documents), the Board considers all relevant facts and circumstances in making an independence determination, including transactions and relationships between each director or members of the directors’ immediate family and the company and its subsidiaries.

In 2026, the Board determined that there were no facts or circumstances that would impair the independence of nine of our ten current directors (and eight of our nine director nominees). Accordingly, all of PPL’s non-employee directors - Mr. Beattie, Mr. Rajamannar, Ms. Redman, Mr. Rogerson, Ms. Sullivan, Ms. von Althann, Mr. Williamson, Ms. Wood and Mr. Zagalo de Lima - are independent from the company and management pursuant to the Board's independence guidelines.

Outside Board and Audit Committee Memberships

Directors are expected to ensure that other commitments, including outside board memberships, do not interfere with their duties and responsibilities to the company. Before accepting a position on another public company board, directors notify the Corporate Secretary and the Chair of the GNSC. The Guidelines for Corporate Governance limit directors to serve on no more than three boards of public companies in addition to PPL. For any director who is a public company CEO, the limit is no more than one board of a public company in addition to PPL. Finally, a director who is a member of the Audit Committee may not serve on the audit committees of more than two public companies in addition to the PPL Audit Committee.

Executive Sessions; Independent Chair of the Board

The independent directors meet in executive sessions without management present during each regularly scheduled Board meeting. Mr. Rogerson presides at these executive sessions as the independent Chair of the Board.

Board Leadership Structure

Mr. Rogerson has served as independent Chair of the Board since his appointment in March 2021. Prior to the appointment of Mr. Rogerson as independent Chair, the Board had an independent lead director, who provided independent oversight through the independent lead director’s significant authority and responsibilities, as more specifically outlined in our Guidelines for Corporate Governance.

The Board has considered the appropriate leadership structure and determined that Mr. Rogerson should continue as the independent Chair. The Board recognizes that Mr. Rogerson has substantial knowledge of our company through his longstanding service on our Board and significant organizational, operational and risk management expertise, as well as extensive environmental oversight and board leadership experience. As the independent Chair, Mr. Rogerson engages effectively with management to question, challenge, provide advice and serve as a liaison to the other independent directors. Based on these facts and circumstances, the Board is confident that Mr. Rogerson offers the valuable insight of an independent outside director, who also has a deep understanding of our business, changes to our company, and changes within our industry.

The Board will continue to evaluate the effectiveness of the Board’s leadership structure, including a review of the need or desire for an independent Chair on at least an annual basis, and will make any future decisions based upon the best interests of the company and its shareowners at that time. The Board believes the company and its shareowners are best served by maintaining the flexibility for the Board to determine who should serve in the roles of Chair and CEO, and whether those roles should be combined or separated.

18 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

Board and Committee Evaluations

Annually, the Board and each committee, other than the Executive Committee, evaluate Board and committee performance. For the 2025 Board evaluation, directors completed a questionnaire evaluating topics such as Board dynamics, Board and committee effectiveness and engagement, access to management, agenda requests and similar matters, encouraging a broad range of commentary from each director. The responses and feedback from the questionnaires were summarized and presented to the full Board, then discussed in executive session at its January 2026 meeting. In alternating years (including the 2024 evaluation and expected for the 2026 evaluation), following a review of the aggregated questionnaire responses, the Chair of the GNSC and the independent Chair of the Board meet individually with each Board member to seek additional input. Such conversations allow each director an opportunity to share more detailed feedback, to reflect on Board and committee performance, and to propose adjustments to improve the Board's effectiveness. Each year following the evaluation, the Board and management take appropriate action to address suggestions and feedback received from this process. The responses to the evaluations also inform Board committee assignments and board succession planning. While every Board member is encouraged to provide comments as to the structure and operation of Board committees, each committee conducts its own annual assessment as well.

Guidelines for Corporate Governance

The full text of our Guidelines for Corporate Governance can be found in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Communications with the Board

Shareowners or other parties interested in communicating with the Board, the independent Chair, any Board member or with the independent directors as a group may write to the person or persons at our current mailing address:

c/o Corporate Secretary’s Office

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

The Corporate Secretary’s Office assists the Board with all correspondence, including providing communications to Board members where appropriate, with the general exception of ordinary course business communications from customers and vendors, commercial solicitations, advertisements or obvious “junk” mail. Concerns relating to accounting, internal controls or financial statement fraud are to be brought immediately to the attention of the Corporate Audit group and are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

We maintain a code of business conduct and ethics, our Standards of Integrity, which is applicable to all Board members and employees of the company and its subsidiaries, including the principal executive officer, the principal financial officer and the principal accounting officer of the company. You can find the full text of the Standards of Integrity in the Corporate Governance section of our website (www.pplweb.com/governance-documents), including any amendments. If a waiver constituting a material departure from a provision of the Standards of Integrity is granted to our CEO, CFO or Controller, a description of the nature of the waiver, the name of the person to whom the waiver was granted and the date of the waiver will be posted on PPL's website.

PPL CORPORATION 2026 Proxy Statement 19

GOVERNANCE OF THE COMPANY

Shareowner Engagement

We engage with our shareowners throughout the year in a variety of forums involving our directors, senior management, investor relations group, sustainability officer and legal department. We meet with our shareowners in person, by telephone or videoconference and at external venues, and attend conferences and other forums at which shareowners are present.

In the fall, we conduct our annual outreach to our largest shareowners, to receive feedback and engage in dialogue. These conversations allow our management and directors to hear directly from shareowners, understand external perspectives, and consider responsive steps by the company. Our engagement covers a broad range of topics, such as the company’s strategy and challenges; sustainability disclosures; risk oversight; board composition and refreshment; executive compensation; corporate governance practices; political spending disclosure; human capital management initiatives; community engagement; and culture and workforce development. These exchanges provide us with valuable insight into our shareowners’ perspectives and an opportunity to share the company's progress and positions.

20 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

The input we have received from shareowners has influenced and informed the following actions related to sustainability, corporate governance, and executive compensation:

•
We communicated our utility of the future strategy and our mission to deliver safe, affordable, reliable, sustainable energy to our customers and competitive, long-term returns to shareowners. The company reaffirmed its goal of net-zero carbon emissions by 2050, while acknowledging the challenges ahead.
•
We have established clear lines of oversight by our Board, including the oversight of cybersecurity by the full Board of Directors.
•
We identified a peer group for our compensation program, which is regularly reviewed, consisting of 16 publicly-traded utility companies that are comparably sized and operationally similar to PPL.
•
We included long-term sustainability target metrics in executive compensation beginning in 2022, as more fully discussed in the Compensation Discussion and Analysis (CD&A) beginning on page 36.
•
We adopted enterprise-wide policies on the environment, human rights, and health and safety to clearly articulate our commitment in these areas.

PPL CORPORATION 2026 Proxy Statement 21

GOVERNANCE OF THE COMPANY

BOARD COMMITTEES

The Board of Directors has five standing committees: Audit Committee; Executive Committee; Finance Committee; Governance, Nominating and Sustainability Committee; and People and Compensation Committee.

In February 2026, the Board of Directors created an ad hoc committee, the Safety Committee, to oversee workplace safety performance, strategy, processes and culture throughout PPL and its utilities.

Each non-employee director usually serves on two or more committees. Except for the Executive Committee, all of our standing committees are composed entirely of independent directors under the listing standards of the NYSE and the company’s standards of independence described under the heading “Independence of Directors.” In addition, the Board of Directors has designated each member of the Audit Committee as an “audit committee financial expert.” (See the biographies of our Audit Committee members within "Proposal 1: Election of Directors" beginning on page 6) Each committee has a charter, all of which are available in the Corporate Governance section of the company’s website (www.pplweb.com/governance-documents).

The following table shows the directors who are currently members or chairs of each of the Board committees and the number of meetings each committee held in 2025.

Board Committee Membership

Audit	Executive	Finance	Governance, Nominating and Sustainability	People and Compensation	Safety[1]
Arthur P. Beattie[2]	I	●	■	■			
Raja Rajamannar	I			■	■		
Heather B. Redman[2]	I	■		■			
Craig A. Rogerson	I / C		●			■	●
Vincent Sorgi			■				■
Linda G. Sullivan[2] [3]	I	■				■	■
Natica von Althann[4]	I		■	■		●	
Keith H. Williamson[2]	I	■			■		
Phoebe A. Wood	I		■		●	■	■
Armando Zagalo de Lima	I		■	●	■		
Number of Meetings in 2025		**5**	**1**	**5**	**4**	**6**	**0**

● Chair ■ Member **I** – Independent Director **C** – Chair of the Board

(1)
The Safety Committee was formed in early 2026 and had no meetings in 2025.
(2)
Designated as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission, or SEC.
(3)
As described in Proposal 1, Ms. von Althann will complete her Board service in accordance with our director retirement policy in May 2026. Effective immediately following the 2026 Annual Meeting, Ms. Sullivan will serve as Chair of the People and Compensation Committee and become a member of the Executive Committee.
(4)
Until her retirement immediately prior to the 2026 Annual Meeting of Shareowners, Ms. von Althann will continue to serve as the Chair of the People and Compensation Committee and as a member of the Finance Committee and Executive Committee.

22 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

Principal Functions of Each Committee

The following table describes the principal functions of each committee.

Committee	Principal Function
Audit Committee

Oversee:

•
the integrity of the financial statements of the company and its subsidiaries;
•
the effectiveness of the company’s disclosure controls and procedures and internal control over financial reporting;
•
the identification, assessment and management of risk;
•
the company’s compliance with legal and regulatory requirements and the company’s compliance and ethics program;
•
the qualifications, independence and selection of the independent registered public accounting firm, or “independent auditor”; and
•
the performance of the company’s independent auditor and internal audit function.

Executive Committee

Exercise all of the powers of the Board of Directors during periods between Board meetings, with the exception of:

•
submission to shareowners of any action requiring approval of shareowners;
•
creation or filling of vacancies on the Board;
•
changing the membership of and filling of vacancies on any committee of the Board;
•
adoption, amendment or repeal of the Bylaws;
•
amendment or repeal of any resolution of the Board that by its terms is amendable or repealable only by the Board;
•
action on matters committed by the Bylaws or resolution of the Board exclusively to another committee of the Board; and
•
taking any action as may not be exercised by a committee under the Pennsylvania Business Corporation Law or the Bylaws.

Finance Committee
•
Annually review and recommend to the Board to approve the business plan, which includes the annual financing plan, as well as the capital expenditure plan for the company and its subsidiaries;
•
Approve third-party financing transactions, guarantees or other credit or liquidity support in excess of $100 million up to a value of $500 million, to the extent not contemplated by the annual financing plan approved by the Board;
•
Approve reductions of the outstanding securities of the company and its subsidiaries in excess of $100 million up to a value of $500 million;
•
Authorize capital expenditures in excess of $100 million up to a value of $500 million;
•
Review and make recommendations to the Board regarding financial implications and financing of corporate transactions in excess of $100 million (including the liabilities assumed), including mergers, acquisitions, joint ventures, strategic investments (including equity investments), share exchanges, divisions, reorganizations, and divestitures; and
•
Review, approve and monitor the policies and practices of the company and its subsidiaries in managing financial risk.

Governance, Nominating and Sustainability Committee (GNSC)
•
Oversee corporate governance for the company, including annually review and recommend any changes to the Guidelines for Corporate Governance;
•
Establish and administer programs for evaluating the performance of the Board and committees, including developing and reviewing criteria for the qualifications of Board members and methods of recommendation;
•
Recommend to the Board any changes in size or composition of the Board, including recommendations for Board refreshment;
•
Identify and recommend to the Board candidates for election to the Board;
•
In consultation with the independent Chair, recommend to the Board the composition of each committee of the Board;

PPL CORPORATION 2026 Proxy Statement 23

GOVERNANCE OF THE COMPANY

Committee	Principal Function
GNSC (continued)
•
Review and recommend to the Board the independence determination of non-management directors;
•
Recommend to the Board an independent director to serve as an independent Chair of the Board or, if the Chair is not independent, as the Lead Director and annually review succession plans for the Chair of the Board and Lead Director, if any;
•
Make recommendations to the Board regarding tendered resignations of incumbent directors and incumbent director nominees;
•
Determine the action, if any, to be taken when an incumbent director offers their resignation as a result of any change in their primary business position;
•
Oversee the company’s practices and positions to further its sustainability strategy and corporate governance, including specific environmental and corporate social responsibility initiatives;
•
Provide oversight of the company’s corporate political activity, with such oversight to include receiving reports at least annually as to political spending and related activities by the company, if any;
•
Conduct a reasonable prior review, and provide oversight of, any related-party transactions consistent with the company’s Related-Party Transaction Policy; and
•
Review the Board retirement policies applicable to members.

People and Compensation Committee (PCC)
•
Oversee the company’s executive compensation philosophy, policies and programs and how these policies and programs align with that philosophy and company’s overall business strategy;
•
Review and evaluate the performance of the CEO and other executive officers of the company, including setting goals and objectives, and approving their compensation, including salary, incentive awards and other remuneration;
•
Review and discuss with management whether risk arising from the company's compensation policies and practices for all employees could result in a material adverse effect on the company;
•
Review and assess with the Board the company’s strategy for succession planning and the plan of succession for the CEO and other executive officers;
•
Review and assess the company's human capital management strategy and practices, with a recommendation to the Board as appropriate;
•
Review and approve any compensation-related clawback policy, incentive compensation plans and programs, including all equity-based plans, and employment agreements, as well as severance or change-in-control arrangements, and any special or supplemental retirement or other benefits and perquisites for executive officers of the company that are not also offered to other PPL employees;
•
Review, discuss and make recommendations regarding annual Compensation Discussion and Analysis, and review and approve the People and Compensation Committee Report;
•
Discuss results of annual say-on-pay vote;
•
Review and approve the stock ownership requirements for the company’s directors and executive officers;
•
Review the fees and other compensation paid to outside directors for their services on the Board and its committees, monitor director compensation plans, and recommend any proposed changes to the Board; and
•
Undertake independence and conflicts of interest assessments of its compensation consultant.

Safety Committee
•
Oversee company policies and practices with respect to providing a safe work environment;
•
Monitor company safety culture, leadership engagement, and workforce training and qualification programs; and
•
Review and monitor the company’s overall safety performance, including its safety strategy, leading safety indicators, contractor safety performance, safety metrics, processes and any significant safety incidents or events.

24 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

Compensation Processes and Procedures

The PCC undertakes to compensate executive officers effectively and in a manner consistent with our stated compensation and corporate strategies. The PCC has the exclusive authority to grant equity awards to executive officers and delegates specified administrative functions to certain officers, including the CEO and the Chief Human Resources Officer (CHRO). The PCC has strategic and administrative responsibilities with respect to our executive compensation arrangements, including:

•
reviewing and approving the design of the executive compensation program and practices;
•
monitoring new rules and regulations and assessing evolving best practices concerning executive compensation;
•
determining the elements of compensation and the financial and other metrics to be used to measure performance for the upcoming year;
•
setting annual goals and targets for each executive officer, including the NEOs;
•
evaluating the performance and leadership of the CEO, seeking input from all independent directors, and reviewing the performance of the other executive officers against their established goals and objectives; and
•
determining and approving the annual compensation of the executive officers based on such evaluations.

The PCC has retained Frederic W. Cook & Co., Inc., or FW Cook, as its independent compensation consultant to assist the committee in determining whether the company’s executive compensation program is reasonable and consistent with competitive practices. FW Cook provides advice and counsel on executive and director compensation matters and provides information and advice regarding market trends, competitive compensation programs and strategies including:

•
Reporting regularly on current trends in utility industry executive compensation and providing data analyses, market assessments or other information as requested to assist in the administration of the executive compensation programs.
•
Providing a detailed analysis of competitive pay levels and practices to the PCC, which the PCC uses to understand current market practices when it assesses performance and considers salary levels and incentive awards at its January meeting following the conclusion of the performance year.
•
Reviewing the pay program for the company’s non-employee directors relative to a group of utility companies and to a broad spectrum of general industry companies.
•
Providing a review of compensation for the executive officer positions at PPL, including each of the NEOs. This review includes information for our compensation peer group as well as both utility and general industry and results in a report on the compensation of executive officers and competitive market data. A detailed discussion of the competitive market comparison process is provided in the CD&A, beginning on page 36.

Although the PCC considers analysis and advice from its independent consultant when making compensation decisions for the CEO and other NEOs, the committee uses its own independent judgment in making final decisions concerning compensation paid to executive officers, including the CEO and other NEOs.

FW Cook and its affiliates did not provide any services to the company or any of the company’s affiliates other than advising the PCC on executive officer and director compensation during 2025. In addition, the PCC annually evaluates whether any work provided by FW Cook may present a conflict of interest and determined that there was no conflict of interest for 2025.

The PCC also seeks the input of management to inform decision-making. Each year, senior management develops a strategic business plan, which includes recommendations on the proposed goals for the annual cash incentive and long-term incentive programs. The PCC takes this into account when establishing and setting incentive goals for all executive officers.

No individual is present when matters pertaining to their own compensation are being discussed, and neither the CEO nor any of the other executive officers discusses their own compensation with the PCC or the PCC’s independent compensation consultant.

CEO and Other Management Succession

At least annually, consistent with its charter, the PCC reviews and assesses with the Board the company’s strategy for management succession planning and the plan of succession for the CEO and other executive officers. This process recognizes the importance of continuity of leadership to ensure a smooth transition for our employees, customers and shareowners. At times, in addition to regular annual review, the PCC will review the company's

PPL CORPORATION 2026 Proxy Statement 25

GOVERNANCE OF THE COMPANY

succession plan as part of strategic positioning or emerging developments. All members of the Board are encouraged to attend and participate in the PCC meetings focused on succession planning. As part of this process, the PCC reviews the top and emerging talent internally, their level of readiness and development needs. This process is conducted not only for the CEO position but also for other critical senior level positions in the company. When appropriate, the PCC also reviews external successor candidates for the CEO position, with assistance as needed from an independent third-party consultant.

Chair of the Board Succession

The GNSC annually reviews a succession plan for the independent Chair of the Board, and if applicable, the lead director position. The review covers key skills and competencies of the Chair or lead director role, as applicable, the risk of loss of the current Chair, an assessment of the current Board members relative to key skills and competencies and the identification of potential successors. As part of the regular review of attributes and skills for any potential director candidate, the GNSC also considers whether that candidate might qualify as a future chair or lead director in the succession pipeline.

Board Refreshment

Board refreshment is integral to balanced composition that best serves PPL and its shareowners. Maintaining an appropriate blend of seasoned and new directors provides valuable perspectives, especially for long-term strategy and decisions. In 2026, there are four director nominees with five or fewer years of tenure. These newer directors bring with them a wealth of experience, various perspectives and backgrounds, and effective skills and qualifications. At the same time and acknowledging Ms. von Althann will complete her Board service immediately prior to the Annual Meeting, the GNSC and Board will continue ongoing and targeted refreshment.

The GNSC establishes guidelines for new directors and evaluates director candidates. In its evaluation, the GNSC will consider the qualifications, qualities and skills of director candidates as outlined in our Guidelines for Corporate Governance, including:

•
strong personal and professional ethics, high standards of integrity and values, independence of thought and judgment;
•
prior business experience at a senior executive level;
•
leadership experience relevant to serving on the Board, such as financial, operating, executive management, technology and utility or other regulated industry experience;
•
a broad range of demonstrated abilities and accomplishments beyond corporate leadership, including the skill and expertise sufficient to provide sound and prudent guidance with respect to all of the company’s operations and interests; and
•
capability to devote the required amount of time to serve effectively, including preparation time and attendance at Board, committee and shareowner meetings.

The Board recognizes that directors with varied perspectives, characteristics and backgrounds improve the quality of dialogue, contribute to better decision-making, and enhance its effectiveness, as more fully described in the Guidelines for Corporate Governance.

Director Nomination Process

Requests to consider a candidate for nomination to election as a director may be made by the Board, the GNSC or any shareowner entitled to vote in the election of directors generally. The GNSC screens all candidates in the same manner regardless of the source of the recommendation.

When considering whether the Board’s directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Board focused primarily on the information discussed in each of the Board members’ biographical information set forth beginning on page 9, their past contributions to the company’s success and their expected future engagement and contributions in furtherance of PPL’s strategic goals.

If the GNSC or management identifies a need to add a new Board member to contribute particular qualifications or to fill a vacancy, the GNSC may retain a third-party search firm to identify a candidate or candidates. The GNSC also seeks prospective nominees through personal referrals and independent inquiries by directors. Once the GNSC has identified a prospective nominee, it generally requests the third-party search firm to gather additional information about the prospective nominee’s background and experience. The Chair of the Board, the CEO, the Chair of the GNSC and any additional directors, if available, then interview the prospective candidate. After completing the

26 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

interview and evaluation process, the GNSC makes a recommendation to the full Board as to any persons who should be nominated by the Board. The Board then votes on whether to approve the nominee after considering the recommendation and report of the GNSC.

Shareowners may recommend candidates to be considered by the GNSC. The GNSC uses the same process and criteria to consider and evaluate shareowner recommendations as it uses for candidates identified through the process described above. Shareowners should submit their candidate recommendations in writing to:

Corporate Secretary

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

Proxy Access - Nominations for Director for Inclusion in PPL’s 2027 Proxy Statement

The Board of Directors adopted proxy access in 2015. Pursuant to the company’s Bylaws, a shareowner, or a group of up to 25 shareowners, owning 3% or more of PPL’s outstanding common stock continuously for at least three years, may nominate, and include in PPL’s proxy statement and materials, nominees for director constituting up to the greater of (i) 20% of the Board or (ii) two director nominees, provided that the shareowner(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Notice of director nominations submitted under these proxy access Bylaw provisions must be received no earlier than November 2, 2026 and no later than December 2, 2026 for inclusion in the company’s 2027 proxy statement.

Shareowner Nominations for the 2027 Annual Meeting

In order to be duly nominated for the 2027 annual meeting, other than via proxy access as discussed above, we must receive advance notice of nominations by shareowners not less than 90 days nor more than 120 days prior to the anniversary of the 2026 Annual Meeting, or no earlier than January 13, 2027 and no later than February 12, 2027. The notice must contain the information required by our Bylaws, such as the name and address of the shareowner making the nomination and of the proposed nominee(s), information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and certain other information concerning the shareowner and the nominee. The exact procedures for making nominations are included in our Bylaws, which can be found at the Corporate Governance section of our website (www.pplweb.com/governance-documents).

To comply with the “universal proxy rules” adopted by the SEC, shareowners who intend to solicit proxies in support of director nominees other than PPL’s nominees for our 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, during the time period prescribed by our Bylaws as set forth above.

PPL CORPORATION 2026 Proxy Statement 27

GOVERNANCE OF THE COMPANY

THE BOARD’S ROLE IN RISK OVERSIGHT

Overview

The Board, together with its committees, oversees the company’s risk management practices with the aid and input of our senior management and professional advisors. The Board regularly reviews the material risks associated with the company’s business as part of its review of the ongoing operations and strategic direction of the company.

While systemic risk oversight is a function of the full Board, the Board recognizes that material risks may arise from or impact multiple areas of the organization. Accordingly, the Board retains primary oversight of certain risks, including strategic, operational, cultural, legal, regulatory, cybersecurity and physical security risks. The Board tasks its Audit Committee, Finance Committee, GNSC, PCC and Safety Committee with principal oversight of material risks within each respective committee’s areas of responsibility. In turn, each committee reports to the Board regularly, including any material risks within its purview. This structure fosters awareness among all directors of the company's most significant risks, and promotes a coordinated approach to risk oversight.

At meetings of the Board and its committees, directors receive updates from management regarding our risk profile and risk management activities. Outside of formal meetings, the Board, its committees and individual Board members have full access to the company's management, including the Corporate Leadership Council (CLC). In addition, the Board's access to management includes other key employees, including the Senior Vice President-Finance and Treasurer, Vice President-Corporate Audit and Chief Compliance Officer, Vice President-Controller, Corporate Secretary, Chief Security Officer (CSO), Vice President-Chief Technology Security Officer (CTSO), Vice President-Public Affairs and Sustainability and Vice President-Financial Strategy and Chief Risk Officer. The Board, and each committee, may request information from any of the company’s professional advisors or engage its own independent advisors.

Board Oversight of Key Topics

Oversight of Enterprise Risk Management

The company maintains a robust enterprise risk management function to manage material risks that may affect achievement of the company’s business strategy, including emerging risks. The Risk Management Committee, comprised of senior management and chaired by the Vice President-Financial Strategy and Chief Risk Officer, oversees this enterprise risk management function. As part of this process, representatives from the company’s operating companies and service groups identify, assess, monitor and report on ongoing and emerging risks, including financial risks, operational risks such as increased frequency and severity of storm activity, and regulatory and compliance risks. The company’s Risk Management group oversees this process and reports quarterly to the Audit Committee.

28 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

Oversight of Cybersecurity and Artificial Intelligence Risks

The full Board has direct oversight of our cybersecurity and artificial intelligence (AI) opportunities and risks. The CSO reports directly to the Board of Directors at least twice per year, which allows the Board to monitor the company's programs, processes and procedures related to cybersecurity. The Board has directed the CEO and CSO to promptly inform the Board in the event of a material or potentially material cybersecurity event. In addition, the Executive Vice President and Chief Technology & Innovation Officer (CTIO) reports to the Board on AI programs and inherent risks, and on evolving AI industry standards and applicable laws. Each member of the Board has access to management, including the CEO, CTIO and CSO, to ask questions and engage on the company’s approach to prevent, detect, assess, and mitigate cybersecurity and AI risks. Several members of PPL’s Board have experience in cybersecurity and AI, including one with a certificate in Cyber-Risk Oversight from the National Association of Corporate Directors.

A primary function of the Audit Committee is to assist the Board in the oversight of the identification, assessment and management of risk. Cybersecurity risks are included in PPL’s enterprise risk management process and are reported to the Audit Committee of the Board on a quarterly basis or more frequently, as needed. For more information on our cybersecurity risk management, strategy and governance, see “Item 1C. Cybersecurity” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Oversight of Human Capital Management

The Board has delegated to the PCC responsibility to review and assess the company’s human capital management strategy and practices, and the company’s strategy for succession planning and the plan of succession for the chief executive officer and other executive officers. See "CEO and Other Management Succession" above.

Oversight of Sustainability

The Board has delegated to the GNSC responsibility for overseeing the company’s practices and positions to further its sustainability strategy and corporate governance, including specific environmental and corporate social responsibility initiatives. The committee receives updates, which include climate-related matters, at regularly scheduled meetings. The committee also oversees the company’s corporate political activity and, in that capacity, receives reports at least annually of political spending and related activities by the company.

Oversight of Safety

The Board has delegated to the Safety Committee responsibility for overseeing workplace safety performance, strategy, processes and culture for the company. The Safety Committee is charged with overseeing policies and practices to provide a safe work environment, and with monitoring company safety culture, leadership engagement, and workforce training. The committee receives updates at its regularly scheduled meetings from management including direct reports from safety executives.

PPL CORPORATION 2026 Proxy Statement 29

GOVERNANCE OF THE COMPANY

COMPENSATION OF DIRECTORS

2025 Director Pay Components

Directors who are company employees (currently only our CEO, Mr. Sorgi) do not receive any separate compensation for service on the Board of Directors or committees of the Board. During 2025, compensation for non-employee directors consisted of the elements described in the table below. The independent Chair of the Board and standing committee chairs received additional compensation due to the increased workload and additional responsibilities associated with these critical Board leadership positions.

		Additional Retainers for Board Leadership
Annual Retainer Components	Non- Employee Directors	Independent Chair of the Board Fee	Audit Committee Chair Fee	All Other Committee Chair Fees
Cash(1)	$125,000	$175,000	$25,000	$20,000
Deferred Stock Units(2)	$170,000	N/A	N/A	N/A
(1)
The annual cash retainer and other fees are payable in quarterly installments to each director unless voluntarily deferred to the director’s deferred stock account or deferred cash account under the Directors Deferred Compensation Plan, or DDCP.
(2)
Each deferred stock unit represents the right to receive a share of PPL common stock and is fully vested upon grant but is not paid to the director until after retirement (as discussed below with respect to payments under the DDCP). Deferred stock units do not have voting rights, but accumulate quarterly dividend equivalents, which are reinvested in additional deferred stock units and are also not paid to the director until retirement.

The People and Compensation Committee, or PCC, assesses the compensation of directors annually and, if applicable, makes recommendations to the Board. As part of this assessment, FW Cook, the PCC’s independent compensation consultant, provides a Director Pay Analysis, which reviews the pay program for PPL’s non-employee directors relative to a group of utility companies and to a broad spectrum of general industry companies.

Directors Deferred Compensation Plan

Pursuant to the DDCP, non-employee directors may elect to defer all or any part of their fees or any retainer that is not part of the mandatory stock unit deferrals. Under this plan, directors can defer compensation other than the mandatory deferrals into a deferred cash account or the deferred stock account. The deferred cash account earns a return as if the funds had been invested in one or more of the core investment options offered to employees under the PPL Deferred Savings Plan at Fidelity Investments. These investment accounts include large, mid and small cap index and investment funds, international equity index funds, target date funds, bond funds and a stable value fund, with returns that ranged from 2.76% to 32.90% during 2025. Payment of the amounts allocated to a director’s deferred cash account and accrued earnings, together with deferred stock units and accrued dividend equivalents, is deferred until after the director’s retirement from the Board of Directors, at which time the deferred cash and stock is disbursed in one or more annual installments for a period of up to 10 years, as previously elected by the director.

Director Equity Ownership Guidelines

The Board requires each director to hold, within five years after their respective election to the Board, shares of company common stock (including deferred stock units held in the DDCP) with a value of at least five times the annual cash retainer fee. All outside directors who have been on the Board five years or more were in compliance with their equity ownership guidelines as of December 31, 2025. Both Ms. Redman and Ms. Sullivan, who have served on the Board less than five years, have achieved or were on track as of December 31, 2025 to meet their equity ownership requirements within five years of their respective election to the Board.

Continuing Education, Events and Expense Reimbursement

In addition to director education sessions presented at scheduled Board meetings, directors are encouraged to participate in continuing education sessions of their own choosing that will enhance their effectiveness as a director. The company reimburses reasonable and customary expenses incurred for continuing education sessions and related travel.

30 PPL CORPORATION 2026 Proxy Statement

GOVERNANCE OF THE COMPANY

The following table summarizes all compensation earned during 2025 by our non-employee directors with respect to Board of Directors and committee service.

2025 DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash(1)
Name of Director	Paid in Cash	Deferred into Cash Accounts	Deferred into Restricted Stock Units	Total	Stock Awards(2)	All Other Compensation(3)	Total
Arthur P. Beattie	$75,000	—	$75,000	$150,000	$170,000	$10,000	$330,000
Raja Rajamannar	125,000	—	—	125,000	170,000	—	295,000
Heather B. Redman	—	$125,000	—	125,000	170,000	5,000	300,000
Craig A. Rogerson	—	—	320,000	320,000	170,000	10,000	500,000
Linda G. Sullivan	125,000	—	—	125,000	170,000	5,000	300,000
Natica von Althann	145,000	—	—	145,000	170,000	9,500	324,500
Keith H. Williamson	—	125,000	—	125,000	170,000	10,000	305,000
Phoebe A. Wood	145,000	—	—	145,000	170,000	10,000	325,000
Armando Zagalo de Lima	—	72,500	72,500	145,000	170,000	—	315,000
(1)
These columns report the dollar amount of retainers actually paid in cash, deferred into cash accounts under the DDCP or deferred into Restricted Stock Units under the DDCP for Board and committee service by each director for 2025. The cash retainers for the 2025 committee chairs were: Mr. Beattie (Audit — $25,000); Mr. Rogerson (Executive — $20,000); Ms. von Althann (PCC — $20,000); Ms. Wood (GNSC — $20,000); and Mr. Zagalo de Lima (Finance — $20,000). Mr. Rogerson also received a $175,000 retainer for serving as the independent Chair of the Board.
(2)
This column represents the grant date fair value of the mandatorily deferred portion of the annual retainer during 2025 as calculated under ASC Topic 718. The grant date fair value for the deferred stock units was calculated using the closing price of PPL common stock on the NYSE on the date of grant. Deferred stock units are granted in quarterly installments on the first business day of each fiscal quarter.

All deferred stock units held in each director’s deferred stock account are vested. As of December 31, 2025, the aggregate number of deferred stock units (including additional units granted for dividend equivalents) held by each current non-employee director was as follows: Mr. Beattie — 45,043; Mr. Rajamannar — 91,610; Ms. Redman – 24,718; Mr. Rogerson — 239,434; Ms. Sullivan — 17,001; Ms. von Althann — 103,639; Mr. Williamson — 134,743; Ms. Wood — 48,912 and Mr. Zagalo de Lima — 125,273.

(3)
This column reflects contributions made under our charitable matching gift program. Non-employee directors are eligible to participate in our charitable matching gift program on the same basis as employees. Under the program, PPL will contribute, on a 100% matching basis, up to $10,000 per year per person to specified charitable institutions.

PPL CORPORATION 2026 Proxy Statement 31

STOCK OWNERSHIP

DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

All directors and executive officers as a group hold less than 1% of PPL’s outstanding common stock. The table below shows the number of shares of our common stock beneficially owned as of March 4, 2026, except to the extent indicated otherwise in the footnotes, by: each of our directors; each NEO for whom compensation is disclosed in the Summary Compensation Table; all of our director nominees and executive officers as a group; and the persons known by the company to be beneficial owners of more than 5% of PPL’s common stock. The table also includes information about restricted stock units granted to executive officers under the company’s Amended and Restated 2012 Stock Incentive Plan, or SIP, and stock units credited to the accounts of our directors under the DDCP.

Name of Directors and NEOs	Shares of Common Stock Owned(1)
Arthur P. Beattie	46,860	(2)
Joseph P. Bergstein, Jr.	248,105	(3)
David J. Bonenberger	115,190	(4)
Dean A. Del Vecchio	56,247	(5)
Raja Rajamannar	93,567	(2)
Heather B. Redman	26,156	(2)
Craig A. Rogerson	242,538	(2)
Vincent Sorgi	772,039	(6)
Wendy E. Stark	128,569	(7)
Francis X. Sullivan	31,417
Linda G. Sullivan	18,379	(2)
Natica von Althann	105,689	(2)
Keith H. Williamson	137,035	(2)
Phoebe A. Wood	50,537	(2)
Armando Zagalo de Lima	128,026	(2)
All 22 executive officers and directors as a group	2,594,245	(8)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group, Inc.(9)
100 Vanguard Blvd. Malvern, PA 19355	94,052,723	12.76%
BlackRock, Inc.(10)
50 Hudson Yards New York, NY 10001	64,137,817	8.70%
T. Rowe Price Investment Management, Inc.(11)
1307 Point Street Baltimore, MD 21231	40,357,717	5.50%
State Street Corporation(12)
One Congress Street, Suite 1 Boston, MA 02114	37,376,575	5.10%
(1)
The number of shares owned includes: (a) shares directly owned by certain relatives with whom directors or officers share voting or investment power; (b) shares held of record individually by a director or officer or jointly with others or held in the name of a bank, broker or nominee for such individual’s account; (c) shares in which certain directors or officers maintain exclusive or shared investment or voting power, whether or not the securities are held for their benefit; and (d) with respect to executive officers, shares held for their benefit by the Trustee under PPL’s Employee Stock Ownership Plan, or ESOP.
(2)
Consists of stock units credited to the director’s deferred stock account under the DDCP.

32 PPL CORPORATION 2026 Proxy Statement

STOCK OWNERSHIP

(3)
Includes 33,152 restricted stock units.
(4)
Includes 38,249 restricted stock units.
(5)
Includes 54,595 restricted stock units.
(6)
Includes 126,369 restricted stock units.
(7)
Includes 23,943 restricted stock units.
(8)
Includes 377,918 restricted stock units and 848,788 stock units credited to the directors' deferred stock accounts under the DDCP.
(9)
Based solely on a review of the Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 13, 2024. As reported on the Schedule 13G/A, as of December 29, 2023, The Vanguard Group beneficially owned, in the aggregate, 94,052,723 shares held by The Vanguard Group affiliates and had shared voting power over 1,282,505 shares, shared dispositive power over 3,570,103 shares and sole dispositive power over 90,482,620 shares.
(10)
Based solely on a review of the Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024. As reported on the Schedule 13G, as of December 31, 2023, BlackRock, Inc. beneficially owned, in the aggregate, 64,137,817 shares held by BlackRock, Inc. affiliates and had sole voting power over 59,777,988 shares and sole dispositive power over 64,137,817 shares. We and our affiliates engage in ordinary course brokerage, asset management or other transactions or arrangements with BlackRock, Inc. and its affiliates. These transactions are negotiated on arm’s-length bases and contain customary terms and conditions. Affiliates of BlackRock, Inc. also provide investment management services for the company’s pension trusts, post-retirement benefit plan trusts, defined contribution master trust, and ESOP. The company and the company’s affiliates paid fees of about $1,800,000 in 2025 to BlackRock, Inc. and its affiliates. While BlackRock, Inc.’s affiliates’ engagement is unrelated to BlackRock, Inc.’s common stock ownership, these relationships were reviewed, pre-approved and ratified by the GNSC in compliance with the company’s related-party transaction policy.
(11)
Based solely on a review of the Schedule 13G filed by T. Rowe Investment Management, Inc. with the SEC on February 17, 2026. As reported on the Schedule 13G, as of December 31, 2025, T. Rowe Investment Management, Inc. beneficially owned, in the aggregate, 40,357,717 shares and had sole voting power over 37,863,770 shares and sole dispositive power over 40,315,688 shares.
(12)
Based solely on a review of the Schedule 13G filed by State Street Corporation with the SEC on August 11, 2025. As reported on the Schedule 13G, as of June 30, 2025, State Street Corporation beneficially owned, in the aggregate, 37,376,575 shares held by State Street Corporation affiliates and had shared voting power over 25,076,183 shares and shared dispositive power over 37,373,667 shares.

DELINQUENT SECTION 16(a) REPORTS

To our knowledge, our directors and executive officers met all filing requirements under Section 16(a) of the Exchange Act during 2025, except for a Form 4 for Tadd J. Henninger that was filed on January 22, 2025 to report dividend shares that were issued on January 2, 2025 (based on a record date of December 10, 2024), which was after the underlying shares vested and were sold pursuant to a 10b5-1 plan on December 16, 2024. This Form 4 was inadvertently filed late due to administrative oversight.

PPL CORPORATION 2026 Proxy Statement 33

TRANSACTIONS WITH RELATED PERSONS

The Board of Directors has adopted a written related-party transaction policy that reflects the process the Board uses to identify potential conflicts of interest arising out of financial transactions, arrangements or relations between PPL and any related persons. This policy applies to any transaction or series of transactions in which PPL Corporation or a subsidiary is a participant, the amount exceeds $120,000 and a “related person” has a direct or indirect material interest. A related person includes the company’s directors and executive officers, others related to them by certain family relationships, and shareowners who own more than 5% of any class of PPL Corporation’s voting securities. There are no related-party transactions to disclose regarding the company’s directors or executive officers. For information on certain transactions involving the company and its 5% shareowners, see “Stock Ownership” above.

Under the policy, the GNSC conducts a prior review of each related-party transaction, and any material amendment or modification to a related-party transaction, for potential conflicts of interest, and to either (i) approve (or ratify), and, to the extent applicable, provide ongoing GNSC oversight regarding such a transaction, or (ii) prohibit such a transaction if the GNSC determines it to be inconsistent with the interests of the company and its shareowners.

In connection with its review and approval or ratification of a related-party transaction, the GNSC or the Board, as applicable, will consider the relevant facts and circumstances, including:

•
the importance of the transaction both to PPL and to the related person;
•
whether the transaction would likely impair the judgment of a director or executive officer or his or her ability to act in the best interest of PPL, or the independence of a non-employee director;
•
whether the value and the terms of the transaction are substantially similar to transactions previously entered into by PPL with non-related persons, if any; and
•
any other matters that disinterested directors deem appropriate.

We collect information about potential related-party transactions in annual questionnaires completed by directors and executive officers. We also review any payments made by the company or its subsidiaries to each director and executive officer and their immediate family members, and payments made to or received from those companies that either employ a director or an immediate family member of any director or executive officer. In addition, we review any payments made by the company or its subsidiaries to, or any payments received by the company and its subsidiaries from, any shareowner who owns more than 5% of any class of PPL Corporation’s voting securities. The company’s Office of General Counsel determines whether a transaction requires review by the GNSC and transactions that fall within the definition of the policy are reported to the GNSC. The disinterested independent members of the GNSC or the Board, as applicable, review and consider the relevant facts and circumstances and determine whether to approve, prohibit or ratify the related-party transaction. The GNSC or the Board, as applicable, will prohibit a related-party transaction that it determines to be inconsistent with the interests of the company and its shareowners.

34 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

What are you voting on?	The Board of Directors is asking you to vote, in an advisory manner, to approve the 2025 compensation of our named executive officers, or NEOs, as described on pages 36-82.

Your Board of Directors recommends that you vote FOR the compensation of the Named Executive Officers in Proposal 2.

The Board recommends a vote FOR this proposal, because it believes our compensation policies and practices are effective in achieving their objectives to:

•
Drive the executive team to produce superior, sustainable financial and operating results.
•
Support critical corporate initiatives that increase value for shareowners.
•
Align compensation effectively with short- and long-term shareowner interests.
•
Attract and retain talented and experienced individuals.

As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, our shareowners are being given the opportunity to vote to approve on an advisory, non-binding basis, the compensation of our NEOs. Our executive compensation program reflects the company’s ongoing commitment to pay for performance. Our NEOs’ compensation is aligned with the interests of shareowners and is linked to short- and long-term company performance. For 2025, we based annual cash incentives for NEOs on (1) corporate earnings per share from ongoing operations, or Corporate EPS, (2) critical corporate initiatives, (3) operational goals, and (4) individual performance. Our performance-based long-term incentive awards are based upon (1) relative total shareowner return, or TSR, (2) corporate earnings growth, or EG, and (3) corporate long-term sustainability metrics, or LTS. All of our goals align with our commitment to create long-term value for shareowners. In 2025, 88% of the CEO’s target compensation opportunity was “at-risk” and 73% was performance-based. For the CFO, 78% of target compensation was “at-risk,” while for the other NEOs, on average, 75% of target compensation was “at-risk.”

In considering your vote, you may wish to review the information on PPL’s compensation policies and decisions regarding the NEOs presented in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” beginning on page 36, as well as the discussions regarding “Compensation Processes and Procedures” beginning on page 25, and “Pay Versus Performance” beginning on page 79.

The company currently holds advisory votes regarding executive compensation on an annual basis. Although the results of the vote are non-binding, the Board values the opinions of our shareowners and will consider the outcome of the vote when making future decisions on the compensation of our NEOs and about our executive compensation program. In addition, the company is required at least once every six years to submit to shareowners the question of how frequently the company should seek shareowner approval of executive compensation. We currently expect the next shareowner vote on frequency will be held at the company’s 2029 annual meeting.

The Board of Directors recommends approval of the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers for 2025, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is approved.

Vote Required for Approval. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to approve the advisory vote on 2025 compensation of our NEOs.

Your Board of Directors recommends that you vote FOR the compensation of the NEOs in Proposal 2.

PPL CORPORATION 2026 Proxy Statement 35

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PEOPLE AND COMPENSATION COMMITTEE REPORT

The People and Compensation Committee, or PCC, has reviewed the following Compensation Discussion and Analysis (CD&A) and discussed it with management.

Based on its review and discussions with management, the PCC recommended to the Board that the CD&A be incorporated by reference into the company’s Annual Report on Form 10-K for the year ended December 31, 2025 and included in this Proxy Statement.

People and Compensation Committee

Natica von Althann, Chair

Craig A. Rogerson

Linda G. Sullivan

Phoebe A. Wood

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

TABLE OF CONTENTS FOR CD&A

36 PPL CORPORATION 2026 Proxy Statement

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NAMED EXECUTIVE OFFICERS

For 2025, our named executive officers, or NEOs, were:

Named Executive Officer	Title
Vincent Sorgi	President and Chief Executive Officer (CEO)
Joseph P. Bergstein, Jr.	Executive Vice President and Chief Financial Officer (CFO)
Wendy E. Stark	Executive Vice President - Utilities and Chief Legal Officer (CLO)
Dean A. Del Vecchio	Executive Vice President and Chief Technology & Innovation Officer (CTIO)
David J. Bonenberger(1)	Executive Vice President and Chief Operating Officer (COO) - Utilities
Francis X. Sullivan(2)	Former Executive Vice President and Chief Operating Officer (COO)

(1)
Mr. Bonenberger was promoted from Senior Vice President and Chief Operating Officer-Utilities to Executive Vice President and Chief Operating Officer-Utilities effective March 31, 2025.
(2)
Mr. Sullivan separated from the company on April 4, 2025.

The 2025 compensation of these NEOs is explained in the following sections and in the Executive Compensation Tables that follow this CD&A.

2025 PERFORMANCE ACHIEVEMENTS AND PAY ALIGNMENT

Overview of 2025 Performance

PPL’s strong performance in 2025 advanced our strategy to create the utilities of the future – utilities that are stronger, smarter, cleaner and more efficient for the customers and communities we serve – as we continued to achieve sustainable value for shareowners.

Included below are highlights from our 2025 progress and performance:

Delivering for Customers and Shareowners

Providing safe, reliable and affordable electric and natural gas service to more than 3.6 million customers remains PPL’s top priority. In 2025, our operating companies achieved first-quartile or near first-quartile transmission and distribution reliability and top-decile generation performance, despite increasingly severe weather events and rising system demands across our service territories. These results reflect years of sustained infrastructure investment, combined with strong day-to-day operational performance by our workforce.

Throughout the year, PPL advanced $4.4 billion of planned capital infrastructure improvements (an approximately 50% increase from 2024) focused on grid hardening and modernization, advanced metering, pipeline replacement, and the initial stages of building new generation in Kentucky. These investments support improved reliability and resiliency, faster restoration following storms, and long-term affordability for customers.

PPL also achieved the midpoint of our 2025 ongoing earnings forecast, representing 7.1% growth over the previous year. These results reflect disciplined cost management, timely recovery of capital investments and continued execution of our long-term growth strategy. The dividend is also an important component of PPL’s total shareowner return. In 2025, we increased our common stock dividend by approximately 6% and continued to add to our strong track record of 80 years of consecutive dividends.

Addressing Safety Challenges

Safety is a foundational expectation at PPL and a core value. In 2025, we experienced an employee fatality, the first in nearly three decades, that underscored the need for continued focus in this area. Nothing is more important than the safety of our employees, contractors and the public. Informed by the lessons of 2025, we remain committed to a strong safety culture, reinforcing accountability and continuously improving how work is planned and performed across the company. Recognizing the importance of this commitment, our Board formed a new Safety Committee in February 2026 as more fully described on page 22.

Maintaining a Strong Focus on Affordability

Affordability and efficiency remain core elements of PPL’s strategy and key considerations in how we evaluate performance. We exceeded our cumulative annual operations and maintenance savings target and achieved $170 million in annualized savings from our 2021 baseline (nearly achieving our 2026 target of $175 million a year early).

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For every $1 of O&M we reduce, we can fund about $8 of capital improvements without impacting the customer bill. Cost discipline and continuous improvement are central to our affordability strategy.

Advancing the Utility of the Future Strategy

In 2025, PPL continued to make progress in executing our utility of the future strategy – focused on strengthening and modernizing our networks, advancing a cleaner energy mix reliably and affordably, improving the customer experience and our operational efficiency through technology and innovation, and positioning the company for long-term growth.

Our IT transformation continues to deploy advanced technologies to improve service and reduce costs. PPL launched a new customer mobile application in Pennsylvania designed to make managing accounts and engaging with us easier and more intuitive for customers while lowering long-term operating costs. We also implemented our advanced metering infrastructure program in Kentucky, giving customers access to more immediate data that enables them to better manage their energy use. We completed our advanced meter installation as planned in Kentucky and stayed solidly on track to complete installation of Rhode Island’s advanced meters in mid-2026. Advanced meters and their software are foundational to expanding our smart grid capabilities across all our utilities.

PPL brought together technology leaders and research partners last year at our first innovation summit designed to accelerate progress toward building our utilities of the future. The summit highlighted PPL’s commitment to shaping the future of the energy industry through advanced technology, artificial intelligence and strategic partnerships. Our longstanding work with leading researchers, top universities and cutting-edge companies drives initiatives to advance technologies that can be scaled safely, reliably and affordably to meet our customers’ evolving energy needs.

In Kentucky, PPL continued to advance its generation strategy to support a reliable, affordable and cleaner energy mix. Last year, PPL made progress on construction related to new natural gas generation approved by the Kentucky Public Service Commission and advanced key investments in solar power, battery storage and other supporting infrastructure.

In addition, during 2025, PPL took an important step to help address resource adequacy challenges and rising electricity demand by forming a joint venture with Blackstone Infrastructure. The joint venture is focused on developing new generation resources under long‑term contracts to serve large new customers, including data centers. By aligning new generation supply directly with new demand, this approach is intended to support system reliability and help mitigate upward pressure on electricity prices for existing customers, while enabling continued economic development in our service territories.

Supporting Economic Development and Strengthening our Communities

PPL actively supported economic development across our service areas in 2025. The company continued to see strong demand from large commercial and industrial customers such as data centers, particularly in Pennsylvania and Kentucky. These projects create jobs, expand local tax bases and support long-term customer affordability when structured with appropriate protections. PPL’s approach to economic development emphasizes disciplined growth, customer protections and alignment with system reliability and resource adequacy needs. Throughout the year, we engaged with policymakers, regulators and other stakeholders to advocate for solutions that strengthen energy supply, address generation needs and protect customers from long-term price volatility.

PPL is dedicated to supporting the people and places where we live and serve. The company and its affiliated foundations contributed more than $15 million in 2025 to organizations and programs working to improve quality of life and help communities thrive. In addition, PPL employees volunteered more than 28,000 hours of their time last year to directly help those in need.

A Year of Strong Performance

2025 reflected a year of strong performance for PPL financially and strategically as we executed our plan, advanced our long-term strategy and continued to invest in a more resilient energy future. The outcomes highlighted above directly informed the People and Compensation Committee’s assessment of overall performance and the alignment between pay, performance and long-term value.

How We Align PPL’s Compensation Program with Performance

We align our compensation program with our corporate strategy through several types of performance-related incentives.

Annual cash incentives for NEOs are based upon (1) corporate earnings per share from ongoing operations or Corporate EPS, (2) critical corporate initiatives, (3) operational goals, and (4) individual performance. Our performance-based long-term incentive awards are based upon (1) relative total shareowner return, or TSR, (2) corporate earnings growth, or EG, and (3) corporate long-term sustainability metrics, or LTS. All of our goals align with our commitment to create long-term value for shareowners.

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The selection of measures is given careful consideration, with a view to both short-term and longer-term strategic goals, while focusing on areas most within management’s control. Our annual cash incentive awards measure performance based upon achievement of select financial and operational goals. Earnings are central to our business strategy and a primary focus of the investment community. Corporate EPS performance measures have historically been central to the annual compensation program for our NEOs. Critical corporate initiative goals were added in 2023 to focus the organization on critical annual objectives. For 2025, these objectives focused on IT reinvention and nine additional objectives that support the company's long-term strategic vision via short-term achievements. All NEOs were also compensated based on achievement of corporate operational goals as well as individual contributions towards the company’s focus in the areas of safety, engagement, and the modeling of the company’s corporate values.

Our equity-based awards use relative TSR, EG and LTS metrics to further align executives’ interests with the long-term interests of shareowners. The TSR metric provides a comparison of our three-year TSR performance relative to the UTY, and beginning in 2024, our compensation peer group. The EG metric measures the change in the company’s ongoing earnings over the three-year performance period. The LTS metrics for 2025 awards were focused on leading safety indicators and new generation over the three-year performance period. This approach provides a robust assessment of multiple aspects of our performance and how the market is responding to our current and prospective operational performance in comparison to our peers, which is correlated to market performance.

Although virtually all PPL operations are fully regulated, the company operates in multiple regulatory environments that vary significantly by region. To align our NEOs’ actions with the company’s overall goals, NEO performance objectives are focused on enterprise-wide metrics that measure the financial and operational performance of PPL, which includes operational metrics for its largest business segments during 2025. This provides direct alignment to our goal of increasing shareowner value.

Performance Measure	How We Define It	Where We Use It
Corporate EPS	• PPL Corporation earnings per share from ongoing operations • See Annex A for a reconciliation of financial measures presented in accordance with GAAP to non-GAAP measures used for compensation	• Annual Cash Incentive
Critical Corporate Initiatives	• In 2025, the critical corporate initiatives focused on IT reinvention and nine critical objectives that support the company's long-term strategic vision via short-term achievements
Operational Goals	• Operational goals of LKE, PPL Electric and RIE weighted for each business segment (see page 48 for a description of the goals and the respective weighting)
Individual Performance	• Individual performance goals for each NEO based upon results and personal leadership in several areas, such as safety, engagement and the modeling of PPL corporate values
Total Shareowner Return (TSR)
•
Total shareowner return, which is a combination of share price appreciation and accrued dividends measured over the three-year performance period

•
Performance assessed relative to companies in the UTY, and beginning in 2024, our compensation peer group
• Performance Units • Portion of long-term incentive, or LTI, compensation
Earnings Growth (EG)
•
Corporate earnings growth, which is the compound annual growth rate of ongoing earnings over the three-year performance period. For 2025, the baseline was the mid-point of the ongoing earnings forecast range.

Long-Term Sustainability (LTS)	• Long-term sustainability metrics, which in 2025 focused on employee and contractor leading safety indicators and new generation over the three-year performance period.

Further information about the targets that apply to specific awards for each NEO is set out in “2025 Named Executive Officer Compensation” beginning on page 44 of this CD&A.

A substantial portion of NEO compensation is delivered in the form of equity, and our senior executives are subject to Executive Equity Ownership Guidelines as described on page 58. These practices directly align our compensation

PPL CORPORATION 2026 Proxy Statement 39

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structure with our performance by linking NEO compensation to share price appreciation and sustainable long-term shareowner value creation.

2025 Pay and Performance

•
Annual cash incentive award payouts were approximately 116% of target.
•
2023-2025 equity performance unit awards, with 50% TSR-based, 25% EG-based and 25% sustainability-based, were paid out as follows:
•
TSR-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2023, paid out at 161% of target for the 2023-2025 performance period.
•
EG-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2023, paid out at 152% of target for the 2023-2025 performance period.
•
Sustainability-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2023, paid out at 146% of target for the 2023-2025 performance period.

We provide further details of these matters throughout this CD&A and particularly in “2025 Named Executive Officer Compensation” beginning on page 44.

2025 Say-on-Pay Advisory Vote and Shareowner Engagement

The PCC considers shareowner feedback regarding the design and elements of PPL’s compensation program by reviewing the results of the most recent shareowner advisory vote on executive compensation and through direct engagement calls. PPL received approval of over 96% of the shares voted in support of the compensation of our NEOs in response to our say-on-pay proposal at the company’s 2025 Annual Meeting. During our shareowner engagement efforts in the fall of 2025, we discussed the company's strategy, our compensation program and our corporate governance practices with a number of our shareowners. See “Shareowner Engagement” beginning on page 20. The shareowner responses were favorable, including support for our compensation program's emphasis on pay for performance.

Specifically in response to shareowner feedback, since 2022, our long-term incentives have included awards based on EG and sustainability metrics. Additionally in 2024, in response to shareowner feedback, the PCC identified a compensation peer group for PPL’s compensation program, which remained consistent for 2025, as described in this CD&A.

The PCC considered the favorable advisory vote from the 2025 Annual Meeting as well as input from the shareowner outreach, and determined that our executive compensation philosophy, compensation objectives and program design remain appropriate. Considering the feedback discussed above, the PCC decided not to make significant changes to the core design of our compensation program for 2026.

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OVERVIEW OF PPL’S EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program reflects PPL’s ongoing commitment to pay-for-performance, with executive compensation aligned to shareowner interests and linked to short- and long-term company performance.

Aligning Employees and Compensation Strategies with Our Corporate Strategic Framework

PPL’s corporate strategic framework provides the basis for determining annual and longer-term performance goals and objectives under our executive compensation program.

The performance goals that PPL has established reinforce the core features of our operational mission to provide safe, affordable and reliable energy to our customers. If we are effective in these areas, our underlying performance should increase shareowner value. Our executive compensation program is structured to reward our executives for performance toward these goals.

Elements of NEO Compensation

The executive compensation program is composed of three key elements — base salary, an annual cash incentive and long-term equity incentives — which make up total direct compensation.

Compensation Element	Form of Payment	Purpose	Features and Performance Measures
Performance Period
Base Salary	Cash	To reward sustained performance, experience, value in the market and to PPL, and individual skills, knowledge and behaviors

• Annually, PCC reviews and applies judgment in setting base salary

•  Factors considered in setting base salary include individual performance, demonstrations of PPL SPIRIT values, knowledge and experience, overall responsibility and external market data

1 Year
Annual Cash Incentives	Cash	To motivate and reward corporate performance over the short term

•  Capped at two times target payout for top performance

•  No payout if Corporate EPS is below a funding gate regardless of achievement levels attained for the other measures

•  Measures include financial measures, or Corporate EPS; critical corporate initiatives; operational goals; and individual performance

1 Year
Long-Term Incentives	Equity - Performance-Based Units 80% of Total LTI	To align shareowner and executive interests and to drive sustainable growth over the long term

• Vests between 0% and 200% of target payout, subject to certification of performance at the end of the three-year performance period

•  Dividend equivalents accrue quarterly in the form of additional performance units, and vest according to the applicable level of achievement

•  50% relative TSR, using PPL's peer group

•  25% EG, based on the change in the company’s ongoing earnings

•  25% LTS metrics, with a focus on long-term sustainability measures

3 Years
	Equity - Restricted Stock Units 20% of Total LTI	To align shareowner and executive interests while rewarding and encouraging retention

•  Dividend equivalents accrue quarterly in the form of additional restricted stock units, but are not paid unless and until underlying award vests

•  Time based awards with three-year cliff vesting for awards made prior to 2025 and ratable vesting for awards made beginning in 2025.

3 Years

In addition, the NEOs receive modest perquisites. For additional information, see “Other Elements of Compensation” section beginning on page 56.

PPL CORPORATION 2026 Proxy Statement 41

EXECUTIVE COMPENSATION

Process for Setting Executive Compensation

As part of its duties, there are a number of activities the PCC undertakes each year in reviewing the operation and effectiveness of the executive compensation program.

ASSESS MARKET COMPETITIVENESS
Review market analysis and peer data
CONSIDER SHAREOWNER FEEDBACK
Evaluate outreach input and Say-on-Pay results
REVIEW COMPENSATION ELEMENTS
Base salary, annual incentive, long-term incentives
EVALUATE TOTAL COMPENSATION STRUCTURE
Pay mix and alignment
ASSESS PERFORMANCE ALLIGNMENT
PPL Performance and incentive targets aligned with strategy
EVALUATE OFFICER PERFORMANCE
Individual executive officer performance

Executive Compensation Benchmarking

PPL's compensation peer group, consisting of 16 publicly-traded utility companies that are comparably sized and operationally similar to PPL, is used as the primary market reference point in making compensation-based decisions for NEOs. Factors used in the review and selection of the peer group include:

•
Relevant Size Range - Revenue and market capitalization comparable to that of PPL;
•
Applicable Industry - Companies in the Utilities sector, specifically multi-utilities; and
•
Business Characteristics - Utilities in regulated markets; utilities with electric and gas operations, utilities with primarily domestic operations.

Our compensation peer group remained unchanged for 2025 and consists of the following companies:

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The chart to the right illustrates PPL's percentile positioning compared to the peer group across several key metrics.

This peer group is used in the compensation benchmarking phase of our program to ensure our executive compensation program is competitive in attracting, motivating and retaining qualified individuals. The peer group is also used to determine relative total shareowner return performance in the long-term incentive plan.

Peer Group Positioning

Revenue
31%
Market Cap
40%
Enterprise Value
24%
1-Year TSR
17%
3-Year TSR
71%

The PCC also uses market compensation survey data as one of several additional references when reviewing individual NEO compensation levels. The survey data provide a large sample size resulting in more consistent and reliable market comparisons. Although the survey participants can vary slightly from year to year, the large nature of the sample size minimizes the risk that this change could distort general market trends. Our independent advisors adjust comparative market data to appropriately reflect our size.

Establishing Performance Targets

Each year, the PCC reviews and sets the performance targets that apply to incentive awards. This process is particularly important in seeking to ensure alignment between pay and performance over short- and long-term periods. Incentive targets are aligned with annual business plans and budgets. The PCC approves goals that it deems to be rigorous but attainable with strong performance.

The PPL Corporate EPS performance target for compensation purposes was set for 2025 based on comprehensive data and systematic assessment of PPL’s targets by considering the following:

•
PPL’s historical performance,
•
Historical performance within the industry, and
•
PPL’s earnings forecasts for the coming year.

In setting the targets for the business segments, historical business segment performance and segment business plans that support PPL’s earnings forecasts for the coming year were considered, as well as key operational metrics to support our mission of providing safe, affordable, reliable, sustainable energy to our customers and competitive, long-term returns to our shareowners. This information is used to set goals that are considered challenging and competitive within the industry. The targets for the 2025 awards were reviewed during the first quarter of 2025 and are summarized in the following sections.

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2025 NAMED EXECUTIVE OFFICER COMPENSATION

Target Total Direct Compensation

Target Total Direct Compensation, or TDC, is a representation of the primary elements of compensation that a company intends to deliver to an executive for a given year, assuming target performance is achieved, including base salary, annual cash incentive and long-term incentives.

The PPL compensation framework places a significant emphasis on performance-based pay through the use of annual and long-term performance-based compensation elements. In 2025, 88% of the CEO’s target compensation opportunity was “at-risk” and 73% was performance-based. For the CFO, 78% of target compensation was “at-risk,” for the other NEOs, on average, 75% of target compensation was “at-risk.”

The following charts illustrate the 2025 elements of compensation divided among base salary, target annual cash incentive and target long-term incentive opportunity.

Elements of Compensation as a Percentage of Target Total Direct Compensation — 2025(1)

(1)
Based on target compensation as a percentage of target total direct compensation for performance as of December 31, 2025.
(2)
Includes Ms. Stark, Mr. Del Vecchio, and Mr. Bonenberger.
(3)
Performance-Based Compensation includes target annual cash incentive and performance-based equity awards.
(4)
At-Risk Compensation includes target annual cash incentive and all long-term equity awards.

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The table below shows the 2025 Target TDC for each of our active NEOs.

2025 Target Total Direct Compensation
Name	Base Salary	STI Target (% of Base Salary)	LTI Target (% of Base Salary)	Target TDC
Vince Sorgi	$1,238,060	130%	600%	$10,275,898
Joe Bergstein	725,708	85%	260%	3,229,401
Wendy Stark	663,400	85%	220%	2,686,770
Dean Del Vecchio	669,500	85%	210%	2,644,525
Dave Bonenberger	560,000	85%	200%	2,156,000

Base Salary

Each year, the PCC reviews base salary in the context of responsibilities, experience, value in the market and to PPL, sustained individual performance and internal parity to determine whether an executive’s base salary will be increased. In reaching a decision, the PCC reviewed market compensation data and considered whether each executive’s salary is competitive and commensurate with their performance, skills and experience.

In 2025, the PCC approved base salary increases effective January 1, 2025 as shown in the table below. Mr. Bonenberger received a 6% base salary increase in January 2025 plus an additional increase effective March 31, 2025 upon his promotion. The table below reflects base salary increases during the year.

Name	2024 Year-End Salary	2025 Salary	% Change
Vince Sorgi	$1,238,060	$1,238,060	0%
Joe Bergstein	691,150	725,708	5%
Wendy Stark	620,000	663,400	7%
Dean Del Vecchio	650,000	669,500	3%
Dave Bonenberger	475,000	560,000	17.9%
Fran Sullivan	682,000	702,460	3%

PPL CORPORATION 2026 Proxy Statement 45

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2025 Annual Cash Incentive Award Performance Measures

The annual cash incentive awards measure and reward performance against the company’s financial and operational goals for the year and the individual contributions towards the achievement of those goals.

The measures used to assess management’s success in executing the company’s strategy and initiatives were:

(1)
Individual performance (10%);
(2)
Operational goals that include all three business segments weighted for their relative forecasted contribution to EPS (10%);
(3)
Critical corporate initiatives (15%); and
(4)
Corporate Financial Performance (Corporate EPS) (65%).

2025 Annual Cash Incentive Goal Weighting

INDIVIDUAL PERFORMANCE
10%
OPERATIONAL PERFORMANCE
10%
CRITICAL CORPORATE INITIATIVES
15%
CORPORATE FINANCIAL PERFORMANCE
65%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

These measures align with our goals of increasing shareowner value and were set and communicated to the NEOs in the first quarter of 2025.

Corporate Financial Goal Performance (Corporate EPS)

For compensation purposes, annual cash incentive awards are based, in part, on PPL Corporation earnings per share from ongoing operations (see Annex A for a description of any applicable adjustments).

Percentage of Target Incentive Earned
150%
100%
50%
0%
$1.65
$1.70
$1.75
$1.80
$1.85
EPS Goal
$1.69
$1.76
$1.79
$1.81
125%
$1.83

In January 2025, the PCC approved an EPS target of $1.79.

The actual corporate EPS for 2025 was $1.81, which resulted in an attainment of 125% of target.

No payout for the corporate financial goal would have been made to NEOs for 2025 if Corporate EPS had been below the 50% threshold goal of $1.76.

No annual cash incentive award would have been made to NEOs for 2025 if Corporate EPS had been below the funding gate of $1.69.

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Critical Corporate Initiative Goal Performance

2025 Critical Corporate Initiative Performance
Goal Summary Statement	Target	Actual Results	Attainment Score	Goal Weight	Goal Score
IT Reinvention: 2025 SAFe (Scaled Agile Framework) Adoption	Achieve greater than 90% of committed quarterly objectives for Customer Experience SAFe Team by the end of 2025	Achieved target PLUS Achieved greater than 90% of committed quarterly objectives across ALL Business Value Stream (Customer, Field Operations, Grid and Enterprise) SAFe Teams by the end of 2025	200%	25%	50%
IT Reinvention: 2025 Managed Services Transition	Transition in-scope managed services to Accenture by Q2 (Applications, Infrastructure, Security)	Achieved target	100%	25%	25%
Annual Critical Objectives:(1) Nine critical objectives that support PPL's long-term strategic vision via short-term achievements	Five of Nine	Achieved Eight of Nine	175%	50%	87.5%
Total Critical Corporate Initiatives Attainment |					162.50%
Adjusted Attainment |					108.33%

(1) The 2025 Annual Critical Objectives achieved were to: (a) establish enterprise common data and AI platform standards and tools; (b) execute key technical, IT, and talent development/HR training initiatives; (c) implement OnePPL fleet management strategy; (d) develop OnePPL inventory management process; (e) define OnePPL vegetation management approach; (f) develop OnePPL emergency preparedness strategy; (g) have no reportable cyber/data privacy incidents that require SEC Notice; and (h) submit to the Department of Energy, completed full scale carbon dioxide capture unit at Cane Run FEED feasibility study. Because the company focused on other priorities, the company did not achieve the final objective to establish OnePPL technology platform promoting a common user experience.

In determining the 2025 short-term incentive achievement, the PCC confirmed the performance with respect to the IT Reinvention – 2025 SAFe Adoption, the IT Reinvention – 2025 Managed Services Transition, and eight of the nine annual critical objectives, as described above.

However, actual payouts were decreased when the PCC considered the workplace fatality which occurred in November 2025. While PPL's 2025 annual cash incentive plan design did not include an explicit safety metric or safety-based performance modifier, the PCC determined that leadership accountability for safety culture and practices warranted an adjustment to awards. In applying this negative discretion, the PCC emphasized the importance of sustained, enterprise-wide attention to safety as a foundational element of PPL's long-term performance.

In exercising its negative discretion, the PCC adjusted the critical corporate initiatives component, which accounts for 15% of the total annual cash incentive attainment. The PCC made a retroactive adjustment to assign one-third of the achieved critical corporate initiatives (or 5% of total annual cash incentive) to safety with a 0% attainment. The resulting adjusted attainment was 108.33%. This resulted in an overall Annual Cash Incentive attainment reduction of approximately 6%. As described further in the next section, the PCC also applied negative discretion to the individual performance factor for each NEO to account for the workplace fatality, resulting in an overall reduction of 10% for each NEO.

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Operational Goal Performance

2025 PPL Operational Performance
Goal Summary Statement	Target	Actual Results	Attainment Score	Goal Weight	Goal Score	Corporate Weight	Corporate Goal Score
LKE
Customer Satisfaction: Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	1st Quartile Segment 535	513	81.44%	25%	20.36%
Electric Reliability: Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(1)	0.780	0.910	0%	35%	0%
Generation Reliability: Achieve Equivalent Forced Outage Rate (EFOR) goal target(1)	3.50%	2.70%	140%	10%	14%
Generation Reliability: Achieve Equivalent Availability Factor (EAF) goal target	86.70%	88.60%	200%	10%	20%
Gas Operations: Achieve Gas Leak Response Time goal target - On-Hours (No Payout if any significant event occurs)(1)	33.30	30.00	200%	10%	20%
Gas Operations: Achieve Gas Leak Response Time goal target - Off-Hours (No Payout if any significant event occurs)(1)	31.50	31.10	140%	10%	14%
Total Operational Performance for LKE					88.36%	45%	39.76%
PPL Electric
Customer Satisfaction: Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	1st Quartile Segment 505	505	100%	25%	25%
Electric Reliability: Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(1)	0.680	0.770	0%	75%	0%
Total Operational Performance for PPL Electric					25.00%	43%	10.75%
RIE
Customer Satisfaction: Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	Midpoint 3rd Quartile Segment 387	378	35.79%	25%	8.95%
Electric Reliability: Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(1)	0.750	0.730	125%	35%	43.75%
Gas Operations: Achieve Gas Leak Response Time goal target - On-Hours (No Payout if any significant event occurs)	96.60%	98.50%	200%	20%	40%
Gas Operations: Achieve Gas Leak Response Time goal target - Off-Hours (No Payout if any significant event occurs)	97.60%	99.00%	200%	20%	40%
Total Operational Performance for RIE					132.70%	12%	15.92%
Total Weighted Operational Performance						100%	66.44%

(1) For these measures, a lower actual result is better.

48 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

Customer Satisfaction

The customer satisfaction goal for each business segment is measured by the J.D. Power Residential Satisfaction Survey. J.D. Power provides a standardized scoring and methodology for comparison across business segments. The focus is on residential electric to ensure consistency across dissimilar mixes of customer bases. Positional scores (average in region, quartiles, etc.) utilize raw utility scores and do not use the J.D. Power weighted methodology.

Customer satisfaction achievement was at target for PPL Electric and below target for LKE and RIE, resulting in a payout of this measure at 81.44% for LKE and 35.79% for RIE.

Across the business segments, customer satisfaction was primarily affected by price and outages related to storms. Price remains the lowest performing category of customer satisfaction in the overall utility industry.

Customer Satisfaction Payout as a % of Target

LKE
81.44%
PPL Electric
100.00%
RIE
35.79%

Reliability - SAIFI

The primary electric reliability goal for each business segment is measured by non-storm System Average Interruption Frequency Index, or SAIFI. Each non-storm SAIFI target is based on an industry-recognized metric used to measure reliability by electric utilities. The metric measures the average number of interruptions per customer, based on standards set by the Institute of Electrical and Electronics Engineers (IEEE), with the objective of achieving the lowest possible actual result. The impacts of storms that rise to the level of exclusion, as determined by IEEE, are not included in the SAIFI results. The annual target is set based on previous performance and current management expectations.

Reliability - SAIFI Payout as a % of Target

LKE
0.00%
PPL Electric
0.00%
RIE
125.00%

In 2025, we saw an increase in severity and frequency of storms across all three of our operating companies.

LKE demonstrated improved reliability for the second year in a row in 2025, however, performance did not meet internal thresholds or achieve first quartile IEEE reliability benchmarks, resulting in a 0% payout. This outcome was primarily attributed to heightened storm activity that, while significant, did not meet exclusion thresholds and was double the historical average, alongside increased equipment failures related to aging infrastructure. Grid resilience and aging infrastructure investments are focus areas of the 2026 business plan.

PPL Electric experienced a record 53 storms in 2025. Reliability performance remained within first quartile but failed to meet the internal threshold, resulting in 0% payout. Tree-related outages, along with the record number of storms that did not meet exclusion thresholds, were the main drivers of service interruptions. For 2026, vegetation management and system hardening investments are focus areas of the 2026 business plan.

Despite heightened storm activity, RIE delivered strong reliability performance in 2025 resulting in above target performance of 125%.

PPL CORPORATION 2026 Proxy Statement 49

EXECUTIVE COMPENSATION

Reliability – EFOR / EAF

LKE’s EFOR is the measurement of the percent of steam generation not available due to forced outages or reduction in generation output, with the objective of achieving the lowest possible actual result. Targets are set using historical regional results to drive optimal business performance. For 2025, LKE’s performance resulted in a payout above target at 140% for this measure.

LKE’s EAF measures the ratio of a given period in which a generating unit is available without any outages or reductions in capacity. It is calculated by summing the available capacity of a unit on an hour-by-hour basis and comparing that sum to its rated capacity. For 2025, EAF attainment resulted in a payout at 200%.

Public Safety – Gas Leak Response Time

For our business segments with gas operations, LKE and RIE, the gas leak response time metrics measure the utility’s response to the potential hazard of a gas leak, which is critical to public safety. For LKE, this metric is a measurement of the average response time, in minutes, during on-hour and off-hour periods. For RIE, this metric is a measurement of the total leak response success rate, defined as arriving at the affected locations within thirty minutes on-hours and within forty-five minutes off-hours. Annual targets were set based upon previous performance, current management expectations and regulatory mandated performance. If any significant event would have occurred in 2025, there would have been no payout on this portion of the operational goals.

Gas Leak Response Time Payout as a % of Target

LKE On-Hours
200.00%
LKE Off-Hours
140.00%
RIE On-Hours
200.00%
RIE Off-Hours
200.00%

LKE achieved a gas leak response time attainment above target for both on-hours and off-hours, resulting in a payout of 200% for on-hours and 140% for off-hours.

RIE achieved maximum performance for both on-hours and off-hours gas leak response time, resulting in a payout of 200% for both on-hours and off-hours. RIE has stringent regulatory requirements for gas leak response at 96.95% responded to within 30 minutes on-hours and 94.38% within 45 minutes off-hours for 2025. The company’s actual results were above these regulatory requirements at 98.5% and 99% on-time response for on-hours and off-hours, respectively.

Final Operational Goal Attainment

For 2025, the final weighted attainment resulted in a business segment operational goal attainment of 88.36% for LKE, 25% for PPL Electric and 132.7% for RIE.

The consolidated operational goal attainment, weighted for each business segment based upon expected contribution towards EPS in the approved Business Plan, was 66.44%.

Operational Goal Payout as a % of Target

88.36%
LKE
25.00%
PPL Electric
132.70%
RIE
66.44%
Corporate

50 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

Individual Performance

NEOs have an individual goals portion of the annual cash incentive awards weighted at 10% of the total annual incentive. Goal achievement was assessed by the PCC in January following the performance year, based on results and personal leadership in the areas of safety, engagement, and the modeling of PPL corporate values. Consistent with other goals, individual performance was assessed using a scale of 0-200% of target. The evaluation was holistic and considered, in part, absolute and relative performance, improvement or decline during the performance period and headwinds and tailwinds experienced.

Based on 2025 performance results, all NEOs, including Mr. Sorgi, received an individual performance factor of 165% of target. The PCC then applied a negative adjustment to account for the 2025 workplace fatality resulting in final 2025 individual performance for all NEOs, including Mr. Sorgi, of 120%. This above target but below maximum performance factor was determined to recognize the executive leadership team’s contributions, teamwork and outstanding leadership to produce strong results. The 2025 performance outcomes included: (i) the successful execution of the 2025 capital plan, which reflected a 50% year-over-year increase, to support the delivery of safe, reliable, and affordable energy; (ii) progress in regulatory proceedings including the filing of rate cases in our Kentucky, Pennsylvania and Rhode Island service territories, a decision on Certificate of Public Convenience and Necessity (CPCN) in Kentucky, a Distribution System Improvement Charge (DSIC) waiver approval in Pennsylvania, and the introduction of legislation to allow for utility ownership of generation in Pennsylvania; (iii) the successful launch of multi-year projects to implement our new Customer Information System (CIS) and Enterprise Resource Planning (ERP) solutions; and (iv) continued O&M efficiencies. Mr. Sullivan received an individual performance of 100% to reflect his separation from the company as described on page 60.

Individual Annual Cash Incentive Awards for 2025 Performance

The following annual incentive awards, inclusive of the negative discretion applied to critical corporate initiatives and individual performance, were approved by the PCC for 2025 performance.

	Weight x Goal Results				2025
Name	Corporate Financial	Critical Corporate	Operational	Individual	Earned
	Performance (65%)	Initiatives (15%)	Performance (10%)	Performance (10%)	Award
Vince Sorgi	125%	108.33%	66.44%	120%	116.14%
Joe Bergstein	125%	108.33%	66.44%	120%	116.14%
Wendy Stark	125%	108.33%	66.44%	120%	116.14%
Dean Del Vecchio	125%	108.33%	66.44%	120%	116.14%
Dave Bonenberger	125%	108.33%	66.44%	120%	116.14%
Fran Sullivan	125%	108.33%	66.44%	100%	114.14%

This resulted in the following approved annual cash incentive awards:

Name	Proration for Time in Position	2025 Base Salary	Target Opportunity (% of Base Salary)	2025 Earned Award	2025 Annual Cash Incentive Award
Vince Sorgi		$1,238,060	130%	116.14%	$1,869,248
Joe Bergstein		725,708	85%	116.14%	716,412
Wendy Stark		663,400	85%	116.14%	654,902
Dean Del Vecchio		669,500	85%	116.14%	660,924
Dave Bonenberger		560,000	85%	116.14%	552,827
Fran Sullivan	25.75%	702,460	85%	114.14%	175,515

PPL CORPORATION 2026 Proxy Statement 51

EXECUTIVE COMPENSATION

2025 Long-term Equity Incentive Award Grants

The purpose of the long-term incentive program is to align our executives’ interests with those of shareowners by providing long-term equity incentives that are earned based on company performance. This goal is achieved through two distinct equity awards — performance units and restricted stock units. Performance units tie compensation to the financial performance, share price of PPL and corporate strategy based on TSR, EG and LTS performance measured over a three-year performance period. Restricted stock units align shareowner and executive interests while rewarding and encouraging retention.

Total LTI Opportunity
Name	2025 LTI Grant (% of Base Salary)	2025 LTI Grant ($)	20% Restricted Stock Units	80% Performance Units
Vince Sorgi	600%	$7,428,360	$1,485,672	$5,942,688
Joe Bergstein	260%	1,886,841	377,368	1,509,473
Wendy Stark	220%	1,459,480	291,896	1,167,584
Dean Del Vecchio	210%	1,405,950	281,190	1,124,760
Dave Bonenberger	200%	1,120,000	224,000	896,000
Fran Sullivan	250%	1,756,150	351,230	1,404,920

The PCC customarily grants the annual long-term incentive awards at its regularly scheduled January meeting. Consistent with our compensation program, off-cycle awards may be made from time-to-time, for example, on the date of hire, appointment or promotion of an executive officer.

2025 Restricted Stock Unit Grants (20% of Total LTI)

Restricted stock units are PPL stock-equivalent units representing a ratable future delivery of a specified number of shares of PPL common stock over a period of three years. The value of the shares that may ultimately vest may be greater than or less than the targeted value, depending on future increases or decreases in PPL’s common stock share price. Restricted stock units granted in 2025 were calculated by multiplying 2025 base salary by the target percentage, divided by the closing price of PPL common stock on the applicable date.

Restricted Stock Unit Awards Granted in 2025 - 20% of Total LTI (1)
Name	RSU Grant (% of Salary)	RSU Grant ($)	Units Granted(2)
Vince Sorgi	120%	$1,485,672	44,389
Joe Bergstein	52%	377,368	11,275
Wendy Stark	44%	291,896	8,722
Dean Del Vecchio	42%	281,190	8,402
Dave Bonenberger(3)	40%	224,000	6,648
Retention Award(4)		750,000	20,770
Fran Sullivan	50%	351,230	10,494

(1)
Number of restricted stock units granted is the award value divided by the closing price of PPL common stock on the date of approval or, if later, the effective date (January 30, 2025, $33.47). All NEOs, except Mr. Bonenberger, were awarded their full grants on January 30, 2025.
(2)
The number of units is rounded up to the nearest full unit.
(3)
Mr. Bonenberger received his annual restricted stock unit grant in two tranches: (i) his annual award with a value of $201,400 (January 30, 2025, $33.47) and (ii) an additional incremental grant due to his promotion with a value of $22,600 (April 25, 2025, $35.93).
(4)
Mr. Bonenberger received a $750,000 restricted stock retention award. In light of Mr. Bonenberger's eligibility for retirement, the PCC authorized a retention award to promote stability in leadership and the company's continued benefit from his strategic expertise and institutional knowledge. The number of restricted stock units granted is the award value divided by the closing price of PPL common stock on March 31, 2025 ($36.11) to coincide with his promotion. The grant vests after a three-year restriction period as long as Mr. Bonenberger remains employed with the company. The full award would be forfeited upon voluntary termination, including retirement, before the vesting date.

52 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

2025 Performance Unit Award Grants (80% of Total LTI)

The performance units awarded in 2025 were designed to align the interests of our NEOs with those of our shareowners by directly linking NEO pay with sustained long-term company performance over a designated performance period. Performance units granted in 2025 were calculated based on 2025 salary.

Target award values are established at the start of the year, and the actual number of shares that an NEO receives is contingent on PPL’s TSR performance relative to the companies in the compensation peer group, the company’s EG performance and LTS metrics, as follows.

Performance Units – TSR (50% of the performance units granted)

Percentage of Target Award Vesting
200%
150%
100%
50%
0%
25th Percentile
50th Percentile
85th Percentile
0%
25%
50%
75%
100%
PPL TSR Percentile Rank

TSR combines the impact of share price movement and reinvested dividends during the three-year performance period from January 1, 2025 to December 31, 2027.

The PCC determined that, for the TSR awards granted in 2025, the compensation peer group adopted in 2024 and comprised of other companies we believe investors view as market competitors continues to be an appropriate peer group for relative TSR performance.

To achieve the target TSR award value granted in 2025, PPL’s TSR performance must be at or above the 50th percentile relative to the companies in PPL's compensation peer group at the end of the three-year performance period.

At the end of the performance period, awards can range from 0% to 200% of target depending on relative performance. TSR awards are forfeited if PPL ranks below the 25th percentile of the companies in the compensation peer group at the end of the three-year period.

Performance Units – EG (25% of the performance units granted)

Percentage of Target
Award Vesting
200%
150%
100%
50%
0%
4%
6%
7%
8%
2%
4%
6%
8%
10%
PPL EG Achieved

EG performance metrics are intended to further align executive compensation with PPL’s key strategic objective of earnings growth. Payout of the EG performance units will be based on the earnings growth above the projected midpoint of ongoing earnings for the three-year performance period for PPL. For 2025, the baseline was the mid-point of the ongoing earnings forecast range of $1.74 - $1.86.

At the end of the three-year performance period from January 1, 2025 to December 31, 2027, actual performance will be determined as the compound annual growth from the 2025 baseline compared to the actual ongoing earnings results in 2027.

EG performance units can be paid up to 200% of target or not paid if performance is below the minimum established performance threshold. To achieve the target EG award value granted in 2025, PPL’s EG performance must be at 6% at the end of the three-year performance period. EG awards are not paid if PPL’s EG is below 4% at the end of the three-year period; this threshold was increased from 3% for 2024 EG awards.

PPL CORPORATION 2026 Proxy Statement 53

EXECUTIVE COMPENSATION

Performance Units – LTS (25% of the performance units granted)

Long-Term Sustainability performance units align executive compensation with PPL’s focus on leading safety indicators and new generation. PPL is committed to the health, safety and welfare of its employees and of those with whom we do business. Because safety is an integral part of our values and culture, beginning in 2024, employee and contractor safety was included in the LTS-based performance unit awards for NEOs. Leading safety indicators include number of observations by first-line supervisors and other management, dedicated all-hands meetings, and contractor safety audits. As recommended by OSHA, the leading safety indicators portion of the performance-based LTI awards were not based on OSHA recordable injury rate, which could inhibit reporting of injuries. Instead, the PCC chose to include leading safety indicators that measure proactive behaviors designed to help enhance our safety culture.

Payout of the LTS performance units will be based on (1) employee and contractor safety as measured by leading safety indicators and (2) commercial operation of the combined cycle natural gas plant at Mill Creek 5 Generating Unit by or before the end of the three-year performance period, which will support the reduction of greenhouse gas emissions.

2025 Performance Units - LTS Metrics
Performance Measure		Goal Weight	0% Target	50% Target	100% Target	150% Target	200% Target
Part 1 - Leading Safety Indicators (50%)
Operations Employee Safety (37.5%)	Safety Observations per Operations First-Line Supervisor of Safety Sensitive Employees (1)(2)	12.5%	225	262	300	337	375
	Safety Observations per Operations First-Line Supervisor of Non-Safety Sensitive Employees (1)(2)	10%	113	131	150	169	188
	Safety Observations per Operations Manager (1)(2)	5%	63	73	84	94	105
.	Safety Observations per Operations Director (1)(2)	5%	27	31	36	40	45
1	Dedicated Safety All-Hands Meeting per Operations Vice President (1)(2)	5%	1	2	3	4	5
Non-Operations Employee Safety (5%)	Dedicated Safety All-Hands Meeting per non-Operations (Shared Services) Department (1)(2)	5%	1	2	3	4	5
Contractor Safety (7.5%)	Contractor Safety Audits (2)	7.5%	15	18	20	22	25
Part 2 - New Generation (50%)
Commercial Operation of Combined Cycle Natural Gas Plant at Mill Creek Facility, which will support the reduction of Greenhouse Gas Emissions		50%	After Dec 31, 2027	By Dec 31, 2027	By Sep 31, 2027	By Jun 30, 2027	By Jun 1, 2027
(1)
Cumulative per person over the three-year performance period.
(2)
Full interpolation between each stated target from 0% to 200%.

54 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

The PCC granted the following performance unit awards for 2025 subject to PPL’s performance on TSR, EG and LTS over the 2025-2027 performance period.

Performance Unit Awards Granted in 2025 - 80% of Total LTI (1) 50% TSR, 25% EG, and 25% LTS
Name	PU Grant (% of Salary)	PU Grant ($)	PU-TSR Units Granted(2)	PU-EG Units Granted(2)	PU-LTS Units Granted(2)
Vince Sorgi	480%	$5,942,688	88,777	44,389	44,389
Joe Bergstein	208%	1,509,473	22,550	11,275	11,275
Wendy Stark	176%	1,167,584	17,443	8,722	8,722
Dean Del Vecchio	168%	1,124,760	16,803	8,402	8,402
Dave Bonenberger(3)	160%	896,000	13,294	6,648	6,648
Fran Sullivan	200%	1,404,920	20,988	10,494	10,494
(1)
Number of performance units granted is the award value divided by the closing price of PPL common stock on the date of approval or, if later, the effective date (January 30, 2025, $33.47).
(2)
The number of units is rounded up to the nearest full unit.
(3)
Mr. Bonenberger received his annual performance unit grant in two tranches: (i) his annual award with a value of $805,600 (January 30, 2025, $33.47) and (ii) an additional incremental grant due to his promotion with a value of $90,400 (April 25, 2025, $35.93).

Following the PCC’s assessment and certification of performance in early 2028, the applicable percentage of the performance unit awards and dividend equivalents will vest, if any. The PCC has no discretion to provide for payment above the amount as reflected in the actual attainment of the stated performance goals. Dividend equivalents accrue on the performance units as additional performance units and will vest and be paid according to the applicable level of achievement of the performance goal, if any.

2023–2025 Performance Units

TSR-based performance unit awards, accounting for 40% of the total LTI award, were made to the NEOs in 2023, subject to a three-year performance period. The actual number of units that could vest at the end of the performance period was contingent on PPL’s TSR from January 1, 2023 to December 31, 2025 relative to companies in the UTY.

EG-based performance unit awards, accounting for 20% of the total LTI award, were made to the NEOs in 2023, subject to a three-year performance period. The actual number of units that could vest at the end of the three-year restriction period was contingent on PPL’s compound annual growth from the 2023 baseline compared to the actual ongoing earnings results in 2025.

Sustainability-based performance unit awards, accounting for 20% of the total LTI award, were made to the NEOs in 2023, subject to a three-year performance period. The actual number of units that could vest at the end of the performance period was contingent on PPL's attainment of sustainability-related measures from January 1, 2023 to December 31, 2025.

2023–2025 TSR-based Performance Units

Over the three-year performance period, PPL’s TSR ranked at the 71.4th percentile relative to companies in the UTY. Consequently, the 2023-2025 TSR-based performance units, and accrued dividend equivalents on the units, resulted in a payout at 161.1% of target.

2023–2025 EG-based Performance Units

Over the three-year performance period, PPL’s compound earnings growth was 7.03%. Consequently, the 2023-2025 EG-based performance units, and accrued dividend equivalents on the units, paid out at 151.5% of target.

2023–2025 Sustainability-based Performance Units

Over the three-year performance period, PPL achieved above target attainment on each of the sustainability-related goals, including cumulative electrified fleet vehicle targets, reduction in building energy usage and the successful retirement of the Mill Creek Unit 1 coal-fired generating facility in Kentucky. Consequently, the 2023-2025 sustainability-based performance units, and accrued dividend equivalents on the units, paid out at 145.58% of target.

PPL CORPORATION 2026 Proxy Statement 55

EXECUTIVE COMPENSATION

Other Elements of Compensation

In addition to the three elements of total direct compensation (base salary, annual cash incentive and long-term equity incentives in the form of performance units and restricted stock units), the company also provides other forms of compensation to the NEOs, which are summarized below.

Limited Perquisites

PPL provides limited executive perquisites to its NEOs. We believe these perquisites are consistent with market practice and serve a direct business interest.

Financial planning and tax preparation and support, up to an aggregate cost of $11,000 per year, and estate planning, not to exceed $5,000 in the aggregate, are offered to each NEO. These services are provided in recognition of time constraints on executives and their more complex compensation program that requires professional financial, tax and estate planning. We believe that good financial planning by experts reduces the amount of time and attention that executive officers must spend on such issues. Such planning also helps ensure the objectives of our compensation program are met and not hindered by unexpected tax or other consequences.

Additionally, each NEO is eligible for an executive physical, up to an aggregate taxable cost of $6,000 every two years, and genetic testing not to exceed $5,000 in the aggregate. The PCC believes the benefit is beneficial to both the employee and the company through potential reduced costs and increased productivity.

PPL periodically provides security assessments and residential security system upgrades to its NEOs. The company also provides relocation benefits to employees in connection with joining the company or, in some instances, relocating for a role change. In addition, the NEOs may receive matching charitable contributions, certain retirement benefits, company car or driving services, executive security services, and tickets to local sporting and entertainment events. The company prioritizes the safety and security of our executive team and personal protection benefits such as home security systems, executive security, and driving services help to mitigate potential risks.

The incremental cost to PPL of all perquisites received by each of our NEOs for the year is summarized in Note 7 to the Summary Compensation Table on page 62.

Retirement Programs

The company provides eligible employees with the opportunity to build financial resources for retirement through tax-qualified defined benefit pension plans and defined contribution plans (401(k) plans). In addition, the company provides eligible executives with non-tax-qualified supplemental pension benefit and deferred compensation opportunities. We have historically viewed our retirement benefits as a means of providing financial security to our salaried employees after they have spent a substantial portion of their careers with the company.

NEOs are eligible for the following pension benefit plans.

Retirement Plan	Description	NEO Participants
PPL Retirement Plan	• Tax-qualified defined benefit pension plan • Closed to new salaried employees after December 31, 2011	Sorgi, Bergstein and Bonenberger
PPL Supplemental Executive Retirement Plan (PPL SERP)
•
Nonqualified defined benefit pension plan to provide for retirement benefits above amounts available under the PPL Retirement Plan
•
Vested and eligible to commence payment at age 50 with 10 years of service
•
 Closed to new officers after December 31, 2011
Sorgi
PPL Supplemental Compensation Pension Plan (PPL SCPP)	• Nonqualified defined benefit pension plan that applies to certain employees hired before January 1, 2012 who are not eligible for the PPL SERP	Bergstein and Bonenberger

Additional details about these plans are provided under “Executive Compensation Tables — Pension Benefits in 2025” beginning on page 67.

56 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

NEOs are eligible for the following voluntary retirement savings opportunities.

Savings Plans	Description	NEO Participants
PPL Deferred Savings Plan (PPL DSP)
•
Tax-qualified defined contribution plan
•
PPL provides matching contributions of up to 3% of the participant’s compensation subject to contribution limits imposed by the Internal Revenue Service, or IRS
•
Compensation includes base salary plus annual cash incentive award
•
Participants vest in PPL’s matching contributions after one year of service
•
Participants may request distribution of their account at any time following termination of employment
Sorgi, Bergstein and Bonenberger
PPL Retirement Savings Plan (PPL RSP)
•
Tax-qualified defined contribution plan
•
PPL provides matching contributions of up to 4.5% of the participant’s compensation subject to contribution limits imposed by the IRS
•
PPL provides an additional fixed contribution based on years of service and compensation, subject to contribution limits imposed by the IRS. Contributions range from 3% to 7% of participants eligible compensation
•
Compensation includes base salary plus annual cash incentive award
•
Participants vest in PPL’s matching contributions and fixed contributions after two years of service
•
Participants may request distribution of their account at any time following termination of employment
Stark, Del Vecchio and Sullivan
PPL Executive Deferred Compensation Plan (PPL EDCP)
•
Non-qualified deferred compensation plan
•
Participants may defer some or all of their compensation in excess of the estimated minimum legally required annual payroll tax withholding and in excess of the amounts allowed by statute under the PPL DSP and PPL RSP
•
For participants in the PPL DSP, matching contributions of up to 3% of the participant’s compensation are made under this plan on behalf of participating officers to make up for matching contributions that could not be made on behalf of such officers under the PPL DSP because of statutory limits on qualified plan benefits
•
For participants in the PPL RSP, matching contributions of up to 4.5% and fixed contributions based on years of service and eligible compensation, contributions range from 3% to 7% of the participants’ compensation are made under this plan on behalf of participating officers to make up for matching contributions that could not be made on behalf of such officers under the PPL RSP because of statutory limits on qualified plan benefits
•
Compensation includes base salary plus annual cash incentive award
•
There is no vesting condition for the company matching contributions or fixed contributions

Sorgi, Bergstein, Stark, Del Vecchio, Bonenberger and Sullivan

In addition to the retirement programs described above, the primary capital contribution opportunities for NEOs are stock gains under the company’s long-term equity incentive program (as described above) and the frozen tax-qualified employee stock ownership plan, or ESOP. Mr. Sullivan, Ms. Stark and Mr. Del Vecchio are not eligible to participate in the ESOP. For eligible participants, no contributions have been made to the ESOP since 2012.

PPL CORPORATION 2026 Proxy Statement 57

EXECUTIVE COMPENSATION

GOVERNANCE POLICIES UNDERPINNING OUR COMPENSATION PROGRAM

At PPL, the People and Compensation Committee and the Governance, Nominating and Sustainability Committee have adopted strong corporate governance practices that are intended to drive results and support accountability to shareowners, as well as align interests of executive officers with those of shareowners.

Additional information on PPL’s Executive Equity Ownership Guidelines, hedging and pledging policy and clawback policy can be found below.

Executive Equity Ownership Guidelines

An important part of PPL’s compensation philosophy is ensuring a strong linkage between executives and shareowners. The Executive Equity Ownership Guidelines enable the company to align executives with this philosophy. The guidelines provide that NEOs should maintain the following robust levels of ownership in PPL stock:

Executive Officer Level	Equity Guideline (Multiple of Salary)
CEO (PPL Corporation)	6x
Executive Vice Presidents (PPL Corporation)	3x
Senior Vice Presidents (PPL Corporation)	2x
Presidents of business segments	2x

NEOs must attain the minimum ownership requirement that applies to their level by the end of their fifth anniversary at that level. If an NEO fails to achieve the required level within the specified time frame, the following additional requirements apply until the guideline is exceeded:

•
The NEO must not sell any shares of PPL stock.
•
The NEO will be required to retain any vesting equity awards, net of required tax withholding.
•
The PCC retains the right, at its discretion, to deliver annual cash incentive awards in the form of restricted stock unit grants.

All NEOs who have served in their current position more than five years were in compliance with their equity ownership guidelines as of December 31, 2025. All other NEOs were on track as of December 31, 2025 to meet their equity ownership requirements as of the required date.

58 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

Equity Grant Practices

In response to Item 402(x)(1) of Regulation S-K, we do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of option-like awards in relation to our disclosure of material nonpublic information. In the event we determine to grant new awards of options-like awards, the PCC will evaluate the appropriate steps to take in relation to the foregoing.

More broadly, the PCC generally makes annual grants of full-value share awards to our NEOs at the first PCC meeting of our fiscal year (typically late January). Awards are neither timed to relate to the price of our stock nor to correspond with the release of material nonpublic information. Grants are typically effective on the date of the PCC meeting approving such grants.

Insider Trading Policy

We maintain an Insider Trading Policy and procedures applicable to our directors, officers, and employees, and have implemented processes for the company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards.

Anti-Hedging and Anti-Pledging. We prohibit the use of any hedging or similar transactions related to our shares by our executive officers and directors. These provisions apply to directors, executive officers (including their family members or entities they control), and designated employees who receive material nonpublic information in the regular course of their duties (“restricted persons”). Under the Insider Trading Policy, restricted persons are all prohibited from trading in options, warrants, puts, calls, or similar instruments related to the company’s securities or from engaging in any short sales of such securities. Such restricted persons are further prohibited from pledging company securities as collateral to purchase any other securities or for a loan.

Clawback Policy

Effective October 2, 2023, pursuant to applicable rules of the SEC and the NYSE, the PCC approved a compensation recoupment policy, or clawback policy, providing for the recovery of erroneously awarded incentive compensation in certain circumstances from our executives, including our NEOs. The clawback policy applies to compensation that is granted, earned, or vested based upon company performance of financial reporting measures. A clawback is triggered when an accounting restatement is required and, in such event, any excess compensation received by our executives during the three completed years immediately preceding the restatement date is required to be repaid or returned. The PCC administers and interprets the policy, including, in the event of an accounting restatement, the determination of the amount of excess compensation received by our executives. The company may not indemnify its executives against the loss of compensation recouped under the policy. On March 8, 2024, the PCC adopted a supplemental clawback policy that covers all of our employees holding a position of vice president or above, subject to committee discretion, in the event of an accounting restatement.

Compensation Risk Assessment

The PCC regularly considers risks related to the attraction and retention of talent, the design of our compensation programs, and succession planning. Specifically, the PCC annually reviews management’s assessment of whether risks arising from our compensation policies and practices for all employees, including non-executive officers, are reasonably likely to have a material adverse effect on the company. To do so, the PCC follows a risk assessment process that formally identifies and prioritizes compensation plan features that could induce excessive risk-taking, misstatement of financial results or fraudulent misconduct to enhance an employee’s compensation and cause material harm to the company. Based on this detailed risk assessment process, the PCC determined that PPL’s compensation programs do not encourage risk-taking incentives that are reasonably likely to have a material adverse effect on PPL.

PPL CORPORATION 2026 Proxy Statement 59

EXECUTIVE COMPENSATION

ADDITIONAL INFORMATION

Other Compensation

In addition to the annual direct compensation and retirement programs described above, the company provides other compensation under specific situations as described below.

Employment Agreements. We generally do not enter into traditional employment agreements with our NEOs. There are no specific agreements with respect to length of employment that would commit the company to pay an NEO for a specific period. Generally, our NEOs are “employees-at-will” whose employment is conditioned on performance and subject to termination by the company at any time.

Change-in-Control Protections. The company believes certain executive officers who are terminated without cause or who resign for “good reason” (as defined in “Change-in-Control Benefits” beginning on page 70) in connection with a change in control of PPL Corporation should be provided separation benefits. These benefits are intended to ensure that executives focus on serving the company and shareowner interests without the distraction of possible job and income loss. All of our NEOs have agreements with the company providing for benefits upon qualifying terminations of employment in connection with a change in control, which generally include cash severance and accelerated vesting of specific outstanding equity awards. The company believes that its change-in-control benefits are consistent with the practices of companies with whom PPL competes for talent and assist in retaining executives and recruiting new executives to the company. Details on current arrangements and agreements are discussed further in “Change-in-Control Benefits,” beginning on page 70, and “Termination Benefits” beginning on page 71.

Severance Benefits. To continue to retain and protect our executives, the company has an Executive Severance Plan that provides severance benefits for officers, including all NEOs, terminated for reasons other than cause.

The key features of the plan include (1) two years of base pay; (2) an allowance for benefit continuation; and (3) outplacement or career services support. Severance benefits payable under this program are conditioned on the executive officer agreeing to release the company from any liability arising from the employment relationship.

As noted above, the company has agreements with all of the NEOs that provide benefits to the executives upon specified terminations of employment in connection with a change in control of PPL Corporation. The benefits provided under these agreements, if triggered, replace any other severance benefits provided to these officers by PPL Corporation, including the Executive Severance Plan or any prior severance agreement.

Additional details on current arrangements and agreements for NEOs are discussed further below under “Change-in-Control Benefits” beginning on page 70 and “Termination Benefits” beginning on page 71.

Separation Agreement for Mr. Sullivan. As announced in January 2025, the company eliminated its Chief Operating Officer role, dividing the responsibilities between two newly appointed roles, the EVP and COO-Utilities and the EVP-Engineering, Construction and Generation. With this announcement, Mr. Sullivan and the company entered into a Separation Agreement to be effective April 4, 2025. As reflected in his Separation Agreement, the PCC determined that Mr. Sullivan’s separation from employment was a qualifying termination by the company without cause under the terms of the PPL Executive Severance Plan, which is described on page 71. Upon the qualifying termination, the Executive Severance Plan provided for a severance payment to Mr. Sullivan of $1,495,201, equal to two times Mr. Sullivan’s base salary, and a lump sum cash payment equal to (i) the aggregate amount of $40,281, which is the employee portion of COBRA premiums for 24 months, and (ii) $50,000 for outplacement assistance. Because Mr. Sullivan was eligible for retirement upon his termination, consistent with our normal practice, he received a pro-rated 2025 annual cash incentive award ($175,515) and accelerated vesting of all outstanding RSUs. Mr. Sullivan's 2025 TSR-based performance unit award with a grant date value of $702,460 was forfeited.

Tax Implications of Our Executive Compensation Program

Section 162(m) of the Internal Revenue Code precludes deduction for compensation awarded to certain of our executive officers in excess of $1 million. While the PCC continues to consider tax deductibility in structuring compensation paid to executive officers, the primary goals of our executive compensation program are to attract, incentivize and retain key employees and align pay with performance. The PCC retains the ability to provide compensation that exceeds deductibility limits as it determines appropriate.

60 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

The following table summarizes all compensation for our chief executive officer, our chief financial officer, and our next three most highly compensated executives for 2025 and a former executive, collectively known as our named executive officers, or NEOs, for service to PPL and its subsidiaries.

SUMMARY COMPENSATION TABLE (SCT)

Name and Principal Position(1)	Year	Salary(2)	Bonus(3)	Stock Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total	Total Without Change in Pension Value(8)
Vincent Sorgi	2025	$1,238,060	—	$7,865,249	$1,869,248	$2,119,321	$129,453	$13,221,331	$11,102,010
President and CEO	2024	1,237,367	—	6,741,436	1,773,831	1,483,614	119,495	11,355,743	9,872,129
	2023	1,201,326	—	6,442,931	2,013,800	2,198,654	112,845	11,969,556	9,770,902
Joseph P. Bergstein, Jr.	2025	724,777	—	1,997,817	716,412	1,371,590	53,524	4,864,120	3,492,530
EVP and CFO	2024	690,763	—	1,792,117	673,367	778,037	52,608	3,986,892	3,208,855
	2023	670,643	—	1,978,295	719,494	1,275,015	41,075	4,684,522	3,409,507
Wendy E. Stark	2025	662,231	—	1,545,413	654,902	—	113,551	2,976,097	2,976,097
EVP-Utilities and CLO	2024	612,907	—	1,213,157	604,047	—	110,628	2,540,739	2,540,739
	2023	567,469	$250,000	1,369,615	608,804	—	97,374	2,893,262	2,893,262
Dean A. Del Vecchio	2025	668,975	—	1,488,712	660,924	—	81,110	2,899,721	2,899,721
EVP and CTIO	2024	550,000	500,000	2,360,112	633,276	—	57,709	4,101,097	4,101,097
David J. Bonenberger	2025	544,021	—	1,936,087	552,827	904,546	45,765	3,983,246	3,078,700
EVP and COO-Utilities
Francis X. Sullivan	2025	202,082	—	1,508,198	175,515	—	1,615,161	3,500,956	3,500,956
Former EVP and COO	2024	680,808	—	1,768,408	664,452	—	69,876	3,183,544	3,183,544
	2023	613,227	—	1,329,392	664,789	—	41,335	2,648,743	2,648,743

(1)
This column reflects the title of each NEO as of December 31, 2025.
(2)
Salary includes cash compensation deferred to the PPL Executive Deferred Compensation Plan. The following NEOs deferred salary in 2025 in the amounts indicated: Mr. Sorgi ($37,142); Mr. Bergstein ($50,734); Ms. Stark ($79,468); and Mr. Bonenberger ($54,402). These amounts are included in the “Nonqualified Deferred Compensation in 2025” table on page 69 as executive contributions for the last fiscal year.
(3)
Bonus for Ms. Stark in 2023 represents the final cash payment of a sign-on award, which was payable 50% upon her employment start date and 50% upon completion of a full two years of employment in April 2023. Bonus for Mr. Del Vecchio in 2024 represents the cash portion of his sign-on award, payable upon his employment start date.
(4)
This column represents the aggregate grant date fair value of restricted stock units and performance units as calculated under ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value of restricted stock units is calculated using the closing price of PPL common stock on the NYSE on the date of grant. The grant date fair value of the performance units reflected in this column are the target payouts estimated using a Monte Carlo pricing model based on the probable outcome of the performance condition, determined as of the grant date, and are disclosed in the “Grants of Plan-Based Awards During 2025” table on page 63. The maximum potential values as of the grant date of the TSR-based performance units granted in 2025 assuming the highest level of performance are as follows: Mr. Sorgi — $6,816,298; Mr. Bergstein — $1,731,389; Ms. Stark — $1,339,274; Mr. Del Vecchio — $1,290,134; Mr. Bonenberger — $1,027,814 and Mr. Sullivan — $1,611,459. The maximum potential values as of the grant date of the EG-based performance units granted in 2025 assuming the highest level of performance are as follows: Mr. Sorgi — $2,971,400; Mr. Bergstein — $754,749; Ms. Stark — $583,851; Mr. Del Vecchio — $562,430; Mr. Bonenberger — $448,117 and Mr. Sullivan— $702,468. The maximum potential values as of the grant date of the LTS-based performance units granted in 2025 assuming the highest level of performance are as follows: Mr. Sorgi — $2,971,400; Mr. Bergstein — $754,749; Ms. Stark — $583,851; Mr. Del Vecchio — $562,430; Mr. Bonenberger — $448,117 and Mr. Sullivan — $702,468. The assumptions used in the Monte Carlo pricing model of TSR-based performance units were a 75.54% correlation coefficient, a 3-year expected life and a stock price volatility assumption of 19.07%.
(5)
Amounts for 2025 represent cash awards paid in March 2026 for performance under the company’s annual cash incentive award program for 2025. These amounts include amounts the NEOs have elected to defer to the PPL Executive Deferred Compensation Plan. The following NEOs deferred cash awards in the amounts indicated: Mr. Sorgi — $112,155; Mr. Bergstein — $143,282; Ms. Stark — $98,235; and Mr. Bonenberger — $82,924. These amounts will be included in the “Nonqualified Deferred Compensation in 2026” table as executive contributions in next year’s proxy statement if the executive is an NEO for 2026.
(6)
This column represents the sum of the changes during 2025 in the actuarial present value of accumulated benefit in the PPL Retirement Plan and PPL Supplemental Executive Retirement Plan, or PPL SERP, for Mr. Sorgi, and the PPL Retirement Plan and PPL Supplemental Compensation Pension Plan, or PPL SCPP for Mr. Bergstein and Mr. Bonenberger. No above-market or preferential earnings under the PPL Executive Deferred Compensation Plan were reportable for 2025.

See “Nonqualified Deferred Compensation in 2025” beginning on page 69 for additional information.

PPL CORPORATION 2026 Proxy Statement 61

EXECUTIVE COMPENSATION

(7)
The table below reflects the components of this column for 2025, which include (i) the company’s matching contribution for each individual’s 401(k) plan contributions; (ii) the company’s fixed contribution for any individual participating in the PPL RSP; (iii) the company’s contributions under nonqualified deferred compensation plans, or NQDC; (iv) certain perquisites including financial planning, tax preparation services and executive physicals; and (v) other benefits or payments as noted.

Name	401(k) Match	401(k) Fixed Contribution	NQDC Employer Contributions	Financial Planning and Tax Preparation	Executive Physical	Other		Total
Sorgi	$10,500	N/A	$79,857	$11,000	$3,295	$24,801	(a)	$129,453
Bergstein	10,500	N/A	31,444	9,000	—	2,580	(b)	53,524
Stark	15,750	$10,500	68,721	6,000	—	12,580	(c)	113,551
Del Vecchio	10,500	10,500	28,568	10,000	—	21,542	(d)	81,110
Bonenberger	10,500	N/A	17,250	3,940	1,495	12,580	(e)	45,765
Sullivan	15,750	10,500	15,091	—	—	1,573,820	(f)	1,615,161

(a)
For Mr. Sorgi includes contributions made by the company under our charitable matching gift program, residential security upgrades, personal security costs, car service costs, as well as subscriptions for travel risk management and online privacy services.
(b)
For Mr. Bergstein includes subscriptions for travel risk management and online privacy services.
(c)
For Ms. Stark includes contributions made by the company under our charitable matching gift program, subscriptions for travel risk management and online privacy services.
(d)
For Mr. Del Vecchio includes contributions made by the company under our charitable matching gift program, costs attributed to his personal use of a company car, as well as subscriptions for travel risk management and online privacy services.
(e)
For Mr. Bonenberger includes contributions made by the company under our charitable matching gift program, subscriptions for travel risk management and online privacy service.
(f)
For Mr. Sullivan includes $1,495,201 of separation costs, which is equal to two times Mr. Sullivan's base salary, and a lump sum cash payment equal to (i) the aggregate amount of $40,281, which is the employee portion of COBRA premiums for 24 months, and (ii) $50,000 for outplacement assistance. Additionally, includes a payment for accrued vacation, costs attributed to his personal use of a company car as well as a subscription for online privacy services.
(8)
In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the company’s performance and are outside of the control of the PCC.

62 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS DURING 2025

The following table provides information about equity and non-equity incentive plan awards granted in 2025.

Name	Grant		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and
	Date		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units(3)	Option Awards(4)
Vincent			$804,739	$1,609,478	$3,218,956
Sorgi	1/30/2025								44,389	$1,485,700
	1/30/2025	(5)				22,194	88,777	177,554		3,408,149
	1/30/2025	(6)				22,195	44,389	88,778		1,485,700
	1/30/2025	(6)				22,195	44,389	88,778		1,485,700
Joseph P.			308,426	616,851	1,233,703
Bergstein, Jr.	1/30/2025								11,275	377,374
	1/30/2025	(5)				5,638	22,550	45,100		865,695
	1/30/2025	(6)				5,638	11,275	22,550		377,374
	1/30/2025	(6)				5,638	11,275	22,550		377,374
Wendy E.			281,945	563,890	1,127,780
Stark	1/30/2025								8,722	291,925
	1/30/2025	(5)				4,361	17,443	34,886		669,637
	1/30/2025	(6)				4,361	8,722	17,444		291,925
	1/30/2025	(6)				4,361	8,722	17,444		291,925
Dean A.			284,538	569,075	1,138,150
Del Vecchio	1/30/2025								8,402	281,215
	1/30/2025	(5)				4,201	16,803	33,606		645,067
	1/30/2025	(6)				4,201	8,402	16,804		281,215
	1/30/2025	(6)				4,201	8,402	16,804		281,215
David J.			238,000	476,000	952,000
Bonenberger	1/30/2025								6,018	201,422
	3/31/2025								20,770	750,005
	4/25/2025								630	22,636
	1/30/2025	(5)				3,009	12,035	24,070		462,024
	4/25/2025	(5)				315	1,259	2,518		51,883
	1/30/2025	(6)				3,009	6,018	12,036		201,422
	4/25/2025	(6)				315	630	1,260		22,636
	1/30/2025	(6)				3,009	6,018	12,036		201,422
	4/25/2025	(6)				315	630	1,260		22,636
Francis X.			76,886	153,771	307,543
Sullivan	1/30/2025	(5)				5,247	20,988	41,976		805,729
	1/30/2025	(6)				5,247	10,494	20,988		351,234
	1/30/2025	(6)				5,247	10,494	20,988		351,234
(1)
These columns show the potential payout range under the 2025 annual cash incentive award program. For additional information, see “CD&A — 2025 Named Executive Officer Compensation — Individual Annual Cash Incentive Awards for 2025 Performance” beginning on page 51. The cash incentive payout range is generally from 50% to 200% of target. If the actual Corporate EPS performance is below the funding gate requirement to achieve a payout, then the entire award will be forfeited.
(2)
These columns show the potential payout range in number of shares of stock for the performance units, TSR, EG and LTS, granted in 2025 to the NEOs under PPL’s SIP. Each performance unit entitles the executive to receive additional performance units each quarter equal in value to the amount of quarterly dividends paid on PPL common stock. For additional information, see “CD&A — 2025 Named Executive Officer Compensation — 2025 Long-term Equity Incentive Award Grants — 2025 Performance Unit Award Grants (80% of Total LTI)” beginning on page 53.
(3)
This column shows the number of forward-looking time-vested restricted stock units granted in 2025 to the NEOs under PPL’s SIP. Annual RSU grants made in 2025 have ratable vesting over the three-year restriction period, while retention RSU grants made in 2025 have a 3-year cliff vesting with no provisions for acceleration upon retirement. Each restricted stock unit entitles the executive to receive additional restricted stock units each quarter equal in value to the amount of quarterly dividends paid on PPL common stock. These additional restricted stock units are payable in shares of PPL common stock at the end of the restriction period, subject to the same conditions as the underlying restricted stock units.
(4)
This column shows the grant date fair value, as calculated under ASC Topic 718, of the performance units and restricted stock units granted to the NEOs, without taking into account estimated forfeitures. The grant date fair value for restricted stock units and performance units based on EG and LTS were based on the closing price of PPL common stock on the NYSE on the grant dates as follows: $33.47 on January 30, 2025, $36.11 on March 31, 2025 and $35.93 on April, 25, 2025. For performance units based on TSR, the grant date fair value of $38.39 on January 30, 2025 and $41.21 on April 25, 2025 was calculated using a Monte Carlo pricing model value, assuming a 75.54% correlation coefficient, a 3-year expected life and stock price volatility of 19.07%.
(5)
The payout range for TSR-based performance unit awards granted in 2025 is from 25% to 200% of target. The performance period is from 2025 through 2027. At the end of the performance period, PPL TSR for the three-year period is compared to the total return of the companies in PPL's compensation peer group. Shares of PPL common stock reflecting the applicable number of performance units, as well as dividend equivalents, will vest and be paid according to the applicable level of achievement of the performance goal, if any. If actual performance falls below the 25% payout level, the payout is zero.
(6)
The payout range for EG-based performance unit awards granted in 2025 is from 50% to 200% of target and the payout range for LTS-based performance unit awards granted in 2025 is from 50% to 200% of target. The performance period is from 2025 through 2027.

PPL CORPORATION 2026 Proxy Statement 63

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2025

The following table provides information on all unvested restricted stock unit awards and unearned and unvested performance units, for each NEO as of December 31, 2025. There are no outstanding options as of December 31, 2025 as no options have been granted since 2013. Each grant of performance units that is unearned and unvested is shown separately for each NEO, and the restricted stock units that have not vested are shown in the aggregate. The vesting schedule for each grant is shown following this table, based on the grant date of the restricted stock unit award or performance unit award grant date. The market value of the stock awards is based on the closing price of PPL common stock on the NYSE as of December 31, 2025, which was $35.02. For additional information about stock awards, see “CD&A — 2025 Named Executive Officer Compensation — 2025 Long-term Equity Incentive Award Grants” beginning on page 52.

			Stock Awards
Name	Grant Date(1)		Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vincent Sorgi			144,877	5,073,593
	1/25/2024	(4)			161,131	5,642,794
	1/25/2024	(5)			93,993	3,291,630
	1/25/2024	(6)			93,993	3,291,630
	1/30/2025	(4)			22,885	801,446
	1/30/2025	(5)			91,543	3,205,819
	1/30/2025	(6)			57,214	2,003,637
Joseph P. Bergstein, Jr.			39,843	1,395,302
	1/25/2024	(4)			42,834	1,500,058
	1/25/2024	(5)			24,987	875,034
	1/25/2024	(6)			24,987	875,034
	1/30/2025	(4)			5,813	203,573
	1/30/2025	(5)			23,252	814,292
	1/30/2025	(6)			14,533	508,933
Wendy E. Stark			28,310	991,416
	1/25/2024	(4)			28,995	1,015,418
	1/25/2024	(5)			16,915	592,360
	1/25/2024	(6)			16,915	592,360
	1/30/2025	(4)			4,497	157,469
	1/30/2025	(5)			17,987	629,912
	1/30/2025	(6)			11,242	393,695
Dean A. Del Vecchio			49,126	1,720,393
	2/19/2024	(4)			38,760	1,357,385
	2/19/2024	(5)			22,611	791,841
	2/19/2024	(6)			22,611	791,841
	1/30/2025	(4)			4,332	151,691
	1/30/2025	(5)			17,327	606,801
	1/30/2025	(6)			10,830	379,251
David J. Bonenberger			39,160	1,371,383
	1/25/2024	(4)			17,567	615,204
	1/25/2024	(5)			10,248	358,869
	1/25/2024	(6)			10,248	358,869
	1/30/2025	(4)			3,102	108,648
	1/30/2025	(5)			12,411	434,626
	1/30/2025	(6)			7,757	271,641
	4/25/2025	(4)			322	11,281
	4/25/2025	(5)			1,289	45,158
	4/25/2025	(6)			806	28,224
Francis X. Sullivan	1/25/2024	(4)			42,268	1,480,213
	1/25/2024	(5)			24,656	863,458
	1/25/2024	(6)			24,656	863,458
	1/30/2025	(4)			5,410	189,472
	1/30/2025	(5)			21,642	757,888
	1/30/2025	(6)			13,526	473,680

(1)
For a better understanding of this table, we have included an additional column showing the grant date of the unearned and unvested performance units.

64 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

(2)
All restricted stock units for the NEOs granted under PPL’s SIP are time based. Restricted stock unit grants made prior to 2025 have three-year cliff vesting, while awards granted beginning in 2025 have ratable vesting over the three-year restriction period. The grant date, number of restricted stock units, including any accrued dividend equivalents reflected as additional restricted stock units, and the year the restrictions lapse for each restricted stock award unit granted to the NEOs are detailed below:

Name	Grant Date		2026	2027	2028
Sorgi	1/20/23	(a)	45,395
	1/25/24	(a)		53,710
	1/30/25	(b)	15,257	15,257	15,258
Bergstein	1/20/23	(a)	13,939
	1/25/24	(a)		14,278
	1/30/25	(b)	3,875	3,875	3,876
Stark	1/20/23	(a)	9,650
	1/25/24	(a)		9,666
	1/30/25	(b)	2,998	2,998	2,998
Del Vecchio	2/19/24	(a)		40,462
	1/30/25	(b)	2,888	2,888	2,888
Bonenberger	1/20/23	(a)	5,198
	1/25/24	(a)		5,856
	1/30/25	(b)	2,068	2,068	2,069
	3/31/25	(c)			21,256
	4/25/25	(b)	215	215	215

(a)
Awards granted on this date have three-year cliff vesting and vest on the third anniversary of the grant date.
(b)
Awards granted on this date have ratable vesting over the three-year restriction period.
(c)
The Retention Award granted to Mr. Bonenberger to promote stability in leadership and the company's continued benefit from his strategic expertise and institutional knowledge has a three-year cliff vesting and will vest fully on the third anniversary of the grant date. If Mr. Bonenberger voluntarily leaves the company for any reason, including retirement, prior to the vesting date, the full award will be forfeited.

(3)
These performance units, including TSR, EG and LTS, are payable in shares of PPL common stock following a three-year performance period. While the performance period ends on December 31, 2025 for the 2023 awards and on December 31, 2026 for the 2024 awards, the number of performance units earned is not determined until the PCC certifies that the level of performance goals have been achieved. The number of performance units earned at the time of certification may be more or less than the number of awards reflected in this table, depending on whether or not the performance goals have been achieved and the level of achievement. See “CD&A — 2025 Named Executive Officer Compensation — 2025 Long-term Equity Incentive Award Grants — 2025 Performance Unit Award Grants (80% of Total LTI)” beginning on page 53 for a discussion of the performance goals related to TSR, EG and LTS awards and the attainment levels for each award.
(4)
The number of TSR-based performance units granted in 2024 disclosed in the table for each NEO represents 150% of the target payout amount. 150% of target amount is used because PPL’s TSR was above the 50th percentile as compared to its industry peers for 2024 and 2025, the first and second year of the three-year performance period for the 2024 awards, and 150% represents the next higher performance measure. The number of TSR-based performance units granted in 2025 disclosed in the table for each NEO represents 25% of the target or the threshold payout amount. 25% of the target amount is used because PPL’s TSR was below the 25th percentile as compared to its industry peers for 2025, the first year of the three-year performance period for the 2025 awards, and 25% represents the next higher performance measure. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.
(5)
The number of EG-based performance units granted in 2024 disclosed in the table for each NEO represents 175% of the target payout amount. 175% of target amount is used because, based upon 2024 and 2025 performance, the company currently expects to exceed the 150% performance measure, and 175% represents the next higher performance measure. The number of EG-based performance units granted in 2025 disclosed in the table for each NEO represents 200% or the maximum payout amount. Although it is still early in the three-year performance period, a maximum payout amount was used because, based upon 2025 performance, the company is currently projected to exceed the 175% performance measure. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.
(6)
The number of sustainability-based performance units granted in 2024 disclosed in the table for each NEO represents 175% of the target payout amount. 175% of the target amount is used because, based upon 2024 and 2025 performance, the company currently expects to exceed the 150% performance measure, and 175% represents the next higher performance measure. The number of LTS-based performance units granted in 2025 disclosed in the table for each NEO represents 125% of the target payout amount. 125% payout amount is used because, based upon 2025 performance, the company currently expects to exceed the target performance and 125% reflects the next higher performance level above target. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.

PPL CORPORATION 2026 Proxy Statement 65

EXECUTIVE COMPENSATION

STOCK VESTED IN 2025

The following table provides information for each of the NEOs with respect to the number of shares acquired during 2025 upon the vesting of restricted stock units and the deemed vesting of performance units and the value realized, each before payment of any applicable withholding tax and broker commissions. There were no stock option exercises in 2025 as there are no remaining options outstanding. No options have been granted since 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Vincent Sorgi	358,741	$12,499,903
Joseph P. Bergstein, Jr.	109,107	3,803,098
Wendy E. Stark	75,689	2,638,053
David J. Bonenberger	44,747	1,566,357
Francis X. Sullivan	100,311	3,568,647

(1)
Amounts reflect the closing price on the NYSE of the shares of PPL common stock underlying the restricted stock units on the day the restrictions lapsed and the closing price on December 31, 2025 on the NYSE of the shares of PPL common stock underlying the TSR-based, EG-based and sustainability-based performance unit awards granted in 2023 that are deemed to have been earned as of December 31, 2025, the last day of the three-year performance period.

66 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

PENSION BENEFITS IN 2025

The following table sets forth information on the pension benefits for the NEOs under (1) the PPL Retirement Plan, (2) the PPL Supplemental Compensation Pension Plan (PPL SCPP) and (3) the PPL Supplemental Executive Retirement Plan (PPL SERP). Ms. Stark, Mr. Del Vecchio and Mr. Sullivan do not participate in a PPL Pension Plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)(2)	Payments During Last Fiscal Year
Vincent Sorgi	PPL Retirement Plan	19.7	$993,640	—
	PPL SERP	19.7	11,119,072	—
Joseph P. Bergstein, Jr.	PPL Retirement Plan	26.4	1,195,157	—
	PPL SCPP	26.4	5,746,557	—
David J. Bonenberger	PPL Retirement Plan	40.0	2,533,603	—
	PPL SCPP	40.0	4,426,414	—

(1)
The assumptions used in estimating the present values of each NEO’s accumulated pension benefit are as follows:

Plan	Assumed Retirement Date(a)	Discount Rate	Mortality Assumption(b)
PPL Retirement Plan	60	5.72%	Annuity Form of Payment. Pri-2012 gender specific healthy annuitant tables with white collar adjustment and mortality projection applying Scale MP-2020 mortality improvements on a generational basis.
PPL SCPP	60	5.72%

Adjustment factor of -1% applied to base table. Contingent survivor tables are used for beneficiary survivors and contingent survivors after the future death of the primary retiree. No pre-retirement mortality is assumed

PPL SERP	60	5.39%

Lump-sum Form of Payment. IRC §417(e) Mortality Rates for 2026 projected statically to future years using IRS 2025 Adjusted Scale MP-2021 which reflects the suspension of assumed mortality improvement for 2020-2023 and the 0.78% cap on mortality improvement for all years after 2024.

(a)
For each plan, this column reflects the age at which retirement may occur without any reduction in benefits. For the PPL Retirement Plan and the PPL SCPP, an employee may retire without any reduction in benefits at age 60 provided that the employee has at least 20 years of service.
(b)
The annuity form of payment is used for the PPL SCPP as that is the only form of benefit under those plans. A blend of the annuity and lump-sum forms of payment is used for the PPL Retirement Plan as both forms of payment are available under those plans. Mr. Sorgi has elected a lump-sum form of payment for the PPL SERP.
(2)
The present values in the column reflect theoretical figures prescribed by the SEC for disclosure and comparison purposes. The table below reflects the benefits payable under the PPL SERP and the PPL SCPP upon the listed events assuming termination of employment occurred as of December 31, 2025.

Name(a)	Retirement	Death	Disability
Sorgi	$12,382,165	$12,382,165	$12,382,165
Bergstein(b)	—	2,433,651	—
Bonenberger(c)	—	2,100,225	—

(a)
Mr. Sorgi has elected to receive benefits payable under the PPL SERP as a lump-sum payment, subject to applicable law. For Mr. Bergstein and Mr. Bonenberger, the PPL SCPP does not provide for a lump-sum payment, but a lump-sum amount is shown here for comparison purposes. The amounts shown in this table represent the values that would have become payable based on a December 31, 2025 termination of employment. Actual payment would be made following December 31, 2025 subject to plan rules and in compliance with Section 409A of the Internal Revenue Code.
(b)
Mr. Bergstein participates in the PPL SCPP. He does not participate in the PPL SERP. If Mr. Bergstein had died on December 31, 2025, he would have been eligible to receive benefits under the PPL SCPP. If he had terminated employment on December 31, 2025, he would be eligible for a monthly payment of approximately $28,476 under the PPL SCPP.
(c)
Mr. Bonenberger participates in the PPL SCPP. He does not participate in the PPL SERP. If Mr. Bonenberger had died on December 31, 2025, he would have been eligible to receive benefits under the PPL SCPP. If he had terminated employment on December 31, 2025, he would be eligible for a monthly payment of approximately $30,052 under the PPL SCPP.

PPL CORPORATION 2026 Proxy Statement 67

EXECUTIVE COMPENSATION

PPL Retirement Plan. The PPL Retirement Plan covers Mr. Sorgi, Mr. Bergstein and Mr. Bonenberger and is a funded and tax-qualified defined benefit retirement plan that covers approximately 870 active employees as of December 31, 2025 and was closed to new salaried employees after December 31, 2011.

•
Benefit Formula. The plan provides benefits based primarily on a formula that reflects the executive’s earnings for each fiscal year. Benefits under the PPL Retirement Plan for eligible employees are determined as the greater of (1) a “career average pay formula” of 2.25% of annual earnings for each year of credited service under the plan or (2) a “final average pay formula” comprised of 1.3% of final average earnings up to the Average Social Security Wage Base plus 1.7% of final average earnings in excess of the Average Social Security Wage Base multiplied by the sum of years of credited service (up to a maximum of 40 years). Under the final average pay formula, “final average earnings” equal the average of the highest 60 months of pay during the last 120 months of credited service. The Average Social Security Wage Base is the average of the taxable Social Security Wage Base for the 35 consecutive years preceding an employee’s retirement date or, for employees retiring at the end of 2025, $102,180. The executive’s annual earnings taken into account under each formula include base salary and cash incentive awards but may not exceed an IRS-prescribed limit applicable to tax-qualified plans.
•
Form of Benefit. The benefit an employee earns is payable starting at retirement or termination on a monthly basis for life or in a lump sum. Benefits are computed based on the life annuity form of pension, with a normal retirement age of 65. Benefits are reduced for retirement prior to age 60 for employees with 20 years of credited service and reduced prior to age 65 for other employees. Employees vest in the PPL Retirement Plan after five years of credited service. In addition, the plan provides for joint and survivor annuity choices and does not require employee contributions. Benefits under the PPL Retirement Plan are subject to the limitations imposed under Section 415 of the Internal Revenue Code. Benefits in excess of these federal limits are payable from company funds under the PPL SCPP described below unless the employee is eligible for benefits under the PPL SERP described below.

PPL Supplemental Compensation Pension Plan (PPL SCPP). This plan covers Mr. Bergstein and Mr. Bonenberger and is unfunded, is not qualified for tax purposes and covers approximately 20 active employees hired prior to January 1, 2012 who are vested in the PPL Retirement Plan at the time of termination or retirement. All benefits under this plan are subject to the claims of the company’s creditors in the event of bankruptcy. The benefit formula is the same as the PPL Retirement Plan but reflects compensation in excess of the IRS-prescribed limit of $350,000 for 2025. The plan benefit is calculated using all PPL-affiliated company service, not just service credited under the PPL Retirement Plan. Upon retirement, this plan will only pay out the “excess” benefit above and beyond the PPL Retirement Plan.

PPL Supplemental Executive Retirement Plan (PPL SERP). The PPL SERP covers Mr. Sorgi and provides for retirement benefits above amounts available under the PPL Retirement Plan described above. The PPL SERP is unfunded and is not qualified for tax purposes. Accrued benefits under the PPL SERP are subject to claims of the company’s creditors in the event of bankruptcy. The PPL SERP was closed to new officers hired after December 31, 2011.

•
Benefit Formula. The PPL SERP formula is 2.0% of final average earnings for the first 20 years of credited service plus 1.5% of final average earnings for the next 10 years. “Final average earnings” is the average of the highest 60 months of earnings during the last 120 months of credited service. “Earnings” include base salary and annual cash incentive awards.
•
Form of Benefit. The normal retirement age in the PPL SERP is age 65. Generally, no benefit is payable under the PPL SERP if the executive officer has less than 10 years of service unless specifically authorized, such as upon a qualifying termination in connection with a change in control. Benefits under the PPL SERP are paid, in accordance with a participant’s advance election, as a single sum or as an annuity, including choices of a joint and survivor or years-certain annuity. At age 50 with 10 years of service, accrued benefits are vested. Benefits begin accruing after age 30. Prior to age 60, benefits are reduced for early retirement. After the completion of 10 years of service, participants are eligible for death benefit protection.
•
Years of Service. The total PPL SERP benefit cannot increase beyond 30 years of service for any participant.

68 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION IN 2025

PPL Executive Deferred Compensation Plan (PPL EDCP). The PPL EDCP allows participants to defer all or a portion of their cash compensation in excess of the required minimum payroll taxes. In addition to participant contributions, the company will make matching contributions and, for some participants, fixed contributions that would have been made to PPL’s tax-qualified 401(k) plans, the PPL Deferred Savings Plan and the PPL Retirement Savings Plan, except for IRS-imposed limitations on those contributions. As described on page 57, company contributions for:

•
Participants in the PPL DSP (Sorgi, Bergstein, and Bonenberger) consist of matching contributions to the PPL EDCP of up to 3% of the participant’s compensation.
•
Participants in the PPL RSP (Stark, Del Vecchio, and Sullivan) consist of matching contributions to the PPL EDCP of up to 4.5% of the participant's compensation and fixed contributions ranging from 3% to 7% of the participant's compensation based on years of service.

The PPL EDCP is unfunded and is not qualified for tax purposes. All benefits under this plan are subject to the claims of the company’s creditors in the event of bankruptcy. A hypothetical account is established for each participant, and the participant selects one or more deemed investment choices that generally mirror those available under the PPL DSP and the PPL RSP at Fidelity Investments. These investment accounts include large, mid and small cap index and investment funds, international equity index funds, target date funds, bond funds and a stable value fund, with returns that ranged from 2.76% to 32.90% during 2025. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant. The company maintains each account as a bookkeeping entry. During 2025, all of our NEOs notionally invested in one or more of those funds.

In general, the NEOs who participate in this plan cannot withdraw any amounts from their deferred accounts until they have either left or retired from the company. However, the PPL EDCP allows in-service withdrawals provided the date of payment is at least twelve months after the deferral election becomes irrevocable. In addition, the company’s Corporate Leadership Council has the discretion to approve a “hardship distribution” if there is an unforeseeable emergency that causes a severe financial hardship to the participant. Participants may elect distribution in one or more annual installments for a period of up to 15 years, provided the participant complies with the election and timing rules of Section 409A of the Internal Revenue Code.

The table below provides the 2025 non-qualified deferred compensation for each of our NEOs in the PPL EDCP, consisting of executive deferrals of 2025 salary, executive deferrals of 2024 annual cash incentive awards paid in 2025, company matching contributions and for some participants company fixed contributions, and notional earnings based on the selected investment accounts.

Name	Name of Plan	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Sorgi	PPL EDCP	$143,572	$79,857	$1,209,213	—	$6,511,277
Bergstein	PPL EDCP	185,408	31,444	409,454	—	2,486,014
Stark	PPL EDCP	170,075	68,721	177,279	—	1,248,099
Del Vecchio	PPL EDCP	—	28,568	3,324	—	37,965
Bonenberger	PPL EDCP	111,550	17,250	426,406	—	2,662,197
Sullivan	PPL EDCP	—	15,091	6,373	$(66,503)	—
(1)
The following NEOs deferred salary in 2025 in the amounts indicated: Sorgi — $37,142; Bergstein — $50,734; Stark — $79,468; and Bonenberger — $54,402, which is included in the “Salary” column of the Summary Compensation Table for 2025. In addition, the following NEOs deferred a portion of their cash incentive awards for 2024 performance paid in 2025: Sorgi — $106,430; Bergstein — $134,673; Stark — $90,607; and Bonenberger— $57,148. Amounts for Sorgi, Bergstein and Stark were included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2024 as they were NEOs in the prior year.
(2)
Amounts in this column are company matching contributions during 2025 and are included in the Summary Compensation Table for 2025 under the heading “All Other Compensation.”
(3)
Aggregate earnings for 2025 are not reflected in the Summary Compensation Table because such earnings are not deemed to be “above-market” or preferential earnings.
(4)
Represents the total balance of each NEO’s account as of December 31, 2025. The totals in this column are inclusive of the following amounts that were reported as compensation to the NEO in the Summary Compensation Table for previous years, when the individuals were NEOs:

Name	Executive Contributions	Registrant Contributions	Total
Sorgi	$1,477,816	$523,370	$2,001,186
Bergstein	899,016	155,676	1,054,692
Stark	446,501	225,911	672,412
Del Vecchio	—	6,150	6,150
Sullivan	—	42,253	42,253

PPL CORPORATION 2026 Proxy Statement 69

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL OF PPL CORPORATION

The following section describes the benefits payable to the company’s NEOs in two circumstances: (1) a change in control of PPL and (2) a termination of employment.

Change-In-Control Benefits

The company has entered into change-in-control severance agreements with each of its currently employed NEOs that provide benefits to these officers upon qualifying terminations of employment in connection with a change in control of the company (a so-called “double trigger”), as summarized below. See the table beginning on page 73 for the estimated value of benefits to be paid if any of the NEOs were terminated on December 31, 2025, after a change in control of PPL for qualifying reasons. The benefits provided under each NEO’s agreement replace any other severance benefits that the company or any prior severance or change-in-control agreement would provide to that NEO.

Payment Triggers and Benefits

The following benefits will be paid if, in connection with a change in control, employment is terminated for any reason other than death, disability, retirement or “cause.” A voluntary termination of employment by an NEO would result in the payment of these benefits only if there was “good reason” for leaving. If an NEO is discharged for “cause”, there is no benefit payable before or after a change in control.

Terms of Agreement
Lump-sum Payment
•
Lump-sum payment equal to three times the sum of (1) each NEO’s base salary in effect immediately prior to the date of termination or, if higher, immediately prior to the first occurrence of an event or circumstance constituting “good reason“ and (2) the average annual bonus in respect of the last three fiscal years ending immediately prior to the fiscal year in which the change in control occurs or, if higher, the fiscal year immediately prior to the fiscal year in which an event or circumstance constituting ”good reason“ first occurs

Continued Health and Welfare / COBRA Payments
•
Lump-sum payment equal to the aggregate amount of COBRA premiums otherwise payable for the 24-month period following termination (assuming COBRA would have been available for the 24 months at the rate in effect at date of termination)

Incentive Compensation
•
Unpaid incentive compensation that has been allocated or awarded for a previous performance period
•
Lump-sum payment of all contingent cash incentive compensation awards for all then uncompleted periods, calculated on a prorated basis of months of completed service, assuming achievement at the actual level of performance

Other Benefits
•
Outplacement services until December 31 of the second calendar year after termination but limited to fees of $50,000
•
Post-retirement health care and life insurance benefits if eligibility would have occurred within the 24-month period following termination or, if more favorable to the NEO, within 24 months of the date on which the event or circumstance constituting “good reason” first occurs

Term of the Agreement
•
Continues in effect until December 31 and automatically extends for additional one-year periods
•
If a change in control occurs during the agreement’s term, the agreement expires no earlier than 24 months after the month in which the change in control occurs

Change in Control Definition
•
A change in a majority of the members of our Board of Directors occurs during a 12-month period through contested elections;
•
An investor group acquires 30% or more of the company’s common stock;
•
A merger occurs that results in less than 70% control of the company or the surviving entity by the current shareowners; or
•
The sale or other disposition of substantially all the company’s assets.

70 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

Defined Terms under Change-in-Control Agreements

Terms of Agreement
Cause	• Willful conduct that can be shown to cause material injury to the company or the willful refusal to perform duties after written demand by the Board of Directors
Good Reason
•
Includes a number of circumstances in which the NEO has a substantial adverse change in the employment relationship or duties assigned, including a reduction in salary, a relocation of the place of work of more than 30 miles, or a cutback or exclusion from a compensation plan, pension plan or welfare plan

Additional Benefits

In addition to the benefits that the change-in-control agreements provide, the following events would occur in the event of a change in control under the company’s compensation arrangements:

•
Under the SIP, the restriction period applicable to any outstanding restricted stock unit awards lapses upon termination within 24 months following a change in control;
•
The performance period applicable to any outstanding performance unit awards will be deemed to conclude prior to the change in control, and a pro rata portion of all unvested units will become immediately vested as though the NEO had achieved the goals satisfying the target award, subject to additional payout as set forth above under the terms of the change-in-control agreements;
•
Upon a qualifying termination, all participants in the PPL SERP immediately vest in their accrued benefit, even if not yet vested due to age and service; and
•
Upon a qualifying termination, the PPL SERP benefit improves by a pro rata portion of the additional years of service granted to the officer, if any, that otherwise would not be earned until a specified period of years had elapsed or the officer had reached a specified age.

PPL has trust arrangements in place to facilitate the funding of benefits under the PPL SERP, the PPL SCPP, the PPL EDCP, change-in-control agreements and the PPL DDCP if a change in control were to occur.

Termination Benefits

The NEOs are entitled to various benefits in the event of a termination of employment for reasons of retirement, voluntary termination, death, disability, or involuntary termination not for cause, but the value of those benefits and their components vary depending upon the circumstances.

For a termination of employment due to a change in control, the benefits provided under the company’s change-in-control agreements, as discussed above in “Change-in-Control Benefits,” replace any other severance benefits provided to the NEOs by PPL.

Severance

See “CD&A — Additional Information — Other Compensation — Severance Benefits” for a discussion of the company’s practice as to severance benefits. The NEOs are participants in the PPL Executive Severance Plan.

•
The plan provides for severance benefits for executives in the event of a termination of employment that is not for cause. “Cause” is defined as misconduct materially injurious to the company, insubordination, fraud or breach of confidentiality against the company or egregious violation of company policy.
•
Pursuant to this plan, each of the applicable NEOs is eligible for two years of base salary, a lump-sum amount for 24 months of health plan continuation (COBRA) and outplacement services for the lesser of two years or $50,000 in fees. Benefits are conditioned on a release of liability by the NEO.

The table under “Summary of Benefits – Termination Events” below includes the severance payments, the value of continued welfare benefits and outplacement benefits as “Other separation benefits.”

PPL CORPORATION 2026 Proxy Statement 71

EXECUTIVE COMPENSATION

Annual Cash Incentive Awards

•
It is PPL’s practice to pay a pro rata portion of the accrued but unpaid annual cash incentive award to executives who retire or who are eligible to retire and (1) die while employed, (2) terminate employment due to a disability during the performance year, or (3) involuntarily terminate from the company without cause. Payments occur at the regularly scheduled time as paid to other executive officers. Mr. Sorgi and Ms. Stark are currently ineligible to retire; therefore, if either of these NEOs were to leave voluntarily, they would not be entitled to an annual cash incentive award.

Long-term Incentive Awards

PPL Restricted Stock Units

•
Restrictions on restricted stock units generally lapse upon retirement, death or termination of employment due to disability without cause under the SIP. Restricted stock units are forfeited under the plan in the event of voluntary and involuntary termination if the executive is not retirement-eligible, subject to PCC discretion.

PPL Performance Units

•
For TSR-based performance units, if the NEO is eligible to retire and retires after the first year of the performance period, the NEO is eligible for the award, if any, without proration at the end of the performance period based upon actual performance. Otherwise, the full award is forfeited.
•
For performance units based upon EG and LTS, if the NEO is eligible to retire and retires at any time during the performance period, the NEO is eligible for the award, if any, without proration at the end of the performance period based upon actual performance.
•
In the event of termination due to death or disability, all TSR-based performance units are prorated for the portion of the performance cycle prior to termination and the award is paid out at the end of the performance period based upon actual performance. There is no proration upon termination due to death or disability for performance units based upon EG or LTS, and the award is paid out at the end of the performance period based upon actual performance.
•
All performance units are forfeited in the event of voluntary and involuntary termination if the executive is not eligible to retire.

Summary of Benefits - Termination Events

The table set forth below provides the company’s estimates of the probable value of benefits that would have been payable to the NEOs assuming a termination of employment as of December 31, 2025, for reasons of retirement, voluntary termination, death, disability, involuntary termination not for cause, change of control or qualifying termination in connection with a change in control. In the event that an executive is terminated for “cause” by the company, no additional benefits are due under the applicable plans and agreements.

Assumptions for the table below:

•
For NEOs eligible to retire (Mr. Bergstein, Mr. Del Vecchio and Mr. Bonenberger), we have assumed the executive retires in the case of voluntary or involuntary termination.
•
For other NEOs (Mr. Sorgi and Ms. Stark), we have assumed the termination event occurred as of December 31, 2025.
•
For Mr. Sullivan, we used April 4, 2025, his actual date of termination from the company. The disclosure in the table for Mr. Sullivan is limited to the termination event that actually occurred.
•
In all events where TSR-based performance units are not forfeited, we have included the prorated value based on the assumption of performance achievement at target, except where the NEO is retirement-eligible and the first year of the performance period year has passed, then the full value is assumed without proration.

The table does not repeat information disclosed in the “Pension Benefits in 2025” table, the “Nonqualified Deferred Compensation in 2025” table or the “Outstanding Equity Awards at Fiscal Year-End 2025” table, except to the extent that vesting or payment may be accelerated. If an NEO did not yet qualify for full retirement benefits or other benefits requiring longer service, that additional benefit is not reflected below. If an NEO had the ability to elect retirement and thereby avoid forfeiture or decreased benefits, the table assumes that retirement was elected, as noted as such in the footnotes to the table.

72 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

Account balances under the PPL EDCP become payable as of termination of employment for any reason, or as of the time previously elected. Current balances are included in the “Nonqualified Deferred Compensation in 2025” table on page 69 above and are not included in the table below.

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause		Change in Control	Termination Following a Change in Control
Vincent Sorgi
Severance payable in cash(1)	—	—	—	$2,476,120		—	$9,420,489
Other separation benefits(2)	—	$309,515	—	166,040		—	166,040
Restricted stock units(3)	—	5,073,590	$5,073,590	—	(7)	—	5,073,590
Performance units — TSR(4)	—	6,756,000	6,756,000	—	(7)	$6,756,000	6,756,000
Performance units — EG(5)	—	5,073,590	5,073,590	—	(7)	3,378,006	3,378,006
Performance units — LTS(6)	—	5,073,590	5,073,590	—	(7)	3,378,006	3,378,006
Joseph P. Bergstein, Jr.
Severance payable in cash(1)	—	—	—	1,451,416		—	4,268,522
Other separation benefits(2)	—	181,427	—	166,040		—	166,040
Restricted stock units(3)	$1,395,305	1,395,305	1,395,305	1,395,305		—	1,395,305
Performance units — TSR(4)	2,790,571	1,914,363	1,914,363	2,790,571		1,914,363	1,914,363
Performance units — EG(5)	1,395,305	1,395,305	1,395,305	1,395,305		957,201	957,201
Performance units — LTS(6)	1,395,305	1,395,305	1,395,305	1,395,305		957,201	957,201
Wendy E. Stark
Severance payable in cash(1)	—	—	—	1,326,800		—	4,106,213
Other separation benefits(2)	—	—	—	165,082		—	165,082
Restricted stock units(3)	—	991,399	991,399	—	(7)	—	991,399
Performance units — TSR(4)	—	1,337,120	1,337,120	—	(7)	1,337,120	1,337,120
Performance units — EG(5)	—	991,399	991,399	—	(7)	668,598	668,598
Performance units — LTS(6)	—	991,399	991,399	—	(7)	668,598	668,598
Dean A. Del Vecchio
Severance payable in cash(1)	—	—	—	1,339,000		—	3,991,272
Other separation benefits(2)	—	—	—	166,166		—	166,166
Restricted stock units(3)	1,720,378	1,720,378	1,720,378	1,720,378		—	1,720,378
Performance units — TSR(4)	1,511,688	805,537	805,537	1,511,688		805,537	805,537
Performance units — EG(5)	755,881	755,881	755,881	755,881		402,787	402,787
Performance units — LTS(6)	755,881	755,881	755,881	755,881		402,787	402,787
David J. Bonenberger
Severance payable in cash(1)	—	—	—	1,120,000		—	3,492,141
Other separation benefits(2)	—	140,000	—	130,299		—	130,299
Restricted stock units(3)	626,985	1,371,375	1,371,375	1,371,375		—	1,371,375
Performance units — TSR(4)	1,253,859	797,339	797,339	1,253,859		797,339	797,339
Performance units — EG(5)	626,985	626,985	626,985	626,985		398,701	398,701
Performance units — LTS(6)	626,985	626,985	626,985	626,985		398,701	398,701
Francis X. Sullivan
Severance payable in cash(1)	N/A	N/A	N/A	1,404,920		N/A	N/A
Other separation benefits(2)	N/A	N/A	N/A	90,281		N/A	N/A
Restricted stock units(3)	N/A	N/A	N/A	1,248,269		N/A	N/A
Performance units — TSR(4)	N/A	N/A	N/A	2,515,874		N/A	N/A
Performance units — EG(5)	N/A	N/A	N/A	1,257,958		N/A	N/A
Performance units — LTS(6)	N/A	N/A	N/A	1,257,958		N/A	N/A

(1)
For purposes of this table, we have assumed the NEOs are eligible for benefits under their respective change-in-control agreements.

See “Termination Benefits – Severance” for a summary of the payment of severance benefits that the NEOs included in the table are eligible for in the event of an involuntary termination not for cause if they are not eligible to receive severance payments under another plan or any agreement.

PPL CORPORATION 2026 Proxy Statement 73

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In the event of termination of employment in connection with a change in control of PPL Corporation, each NEO is eligible for the specified benefits described under “Change-in-Control Benefits” above. For purposes of the table, a qualifying termination of employment in connection with a change of control is assumed.

Amounts shown as “Severance payable in cash” under the “Termination Following a Change in Control” column for each NEO are calculated in accordance with the applicable formula described under “Change-in-Control Benefits” above.

(2)
In the event of their death, the surviving spouses of Mr. Sorgi, Mr. Bergstein and Mr. Bonenberger are eligible to receive a lump-sum payment equal to three months of their respective base salary. Mr. Del Vecchio, Mr. Sullivan and Ms. Stark were hired after 2015 and are not eligible for this benefit.

Under the PPL Executive Severance Plan, each NEO is eligible for specified benefits if terminated due to a qualifying termination as defined in the plan. See “Termination Benefits – Severance” above.

Under the terms of the change-in-control agreements of each of the NEOs, the executive is eligible for specific benefits described under “Change-in-Control Benefits” above. The amounts shown as “Other separation benefits” are the estimated present values of each of these benefits in the respective column.

(3)
Total outstanding restricted stock units are included in the “Outstanding Equity Awards at Fiscal Year-End 2025” table above. The amounts included in this table reflect the value of the restricted stock units that would become immediately vested as a result of each event as of December 31, 2025, or for Mr. Sullivan April 4, 2025, the date of termination, including the impact of the rounding of fractional shares. The table set forth below this note shows the number of units accelerated and payable, including accumulated dividend equivalents, as well as the number forfeited upon the occurrence of each termination event. For purposes of the table below, the total number of shares is provided without regard to the tax impact.

Restricted Stock Units

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	144,877	144,877	—	—	144,877
Forfeited	144,877	—	—	144,877	—	—
Joseph P. Bergstein, Jr.
Accelerated	39,843	39,843	39,843	39,843	—	39,843
Forfeited	—	—	—	—	—	—
Wendy E. Stark
Accelerated	—	28,310	28,310	—	—	28,310
Forfeited	28,310	—	—	28,310	—	—
Dean A. Del Vecchio
Accelerated	49,126	49,126	49,126	49,126	—	49,126
Forfeited	—	—	—	—	—	—
David J. Bonenberger
Accelerated	17,904	39,160	39,160	39,160	—	39,160
Forfeited	21,256	—	—	—	—	—
Francis X. Sullivan
Accelerated	N/A	N/A	N/A	34,013	N/A	N/A
Forfeited	N/A	N/A	N/A	—	N/A	N/A

74 PPL CORPORATION 2026 Proxy Statement

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(4)
The table includes the value of the TSR-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2025, or for Mr. Sullivan April 4, 2025, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — TSR

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	192,918	192,918
Forfeited	289,753	96,834	96,834	289,753	96,834	96,834
Available after performance period completed	—	192,918	192,918	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	54,665	54,665
Forfeited	—	25,020	25,020	—	25,020	25,020
Available after performance period completed	79,685	54,665	54,665	79,685	—	—
Wendy E. Stark
Accelerated	—	—	—	—	38,182	38,182
Forfeited	56,616	18,434	18,434	56,616	18,434	18,434
Available after performance period completed	—	38,182	38,182	—	—	—
Dean A. Del Vecchio
Accelerated	—	—	—	—	23,002	23,002
Forfeited	—	20,164	20,164	—	20,164	20,164
Available after performance period completed	43,166	23,002	23,002	43,166	—	—
David J. Bonenberger
Accelerated	—	—	—	—	22,768	22,768
Forfeited	—	13,036	13,036	—	13,036	13,036
Available after performance period completed	35,804	22,768	22,768	35,804	—	—
Francis X. Sullivan
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	—	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	68,552	N/A	N/A

PPL CORPORATION 2026 Proxy Statement 75

EXECUTIVE COMPENSATION

(5)
The table includes the value of the EG-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2025, or for Mr. Sullivan April 4, 2025, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — EG

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	96,459	96,459
Forfeited	144,877	—	—	144,877	48,418	48,418
Available after performance period completed	—	144,877	144,877	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	27,333	27,333
Forfeited	—	—	—	—	12,510	12,510
Available after performance period completed	39,843	39,843	39,843	39,843	—	—
Wendy E. Stark
Accelerated	—	—	—	—	19,092	19,092
Forfeited	28,310	—	—	28,310	9,218	9,218
Available after performance period completed	—	28,310	28,310	—	—	—
Dean A. Del Vecchio
Accelerated	—	—	—	—	11,502	11,502
Forfeited	—	—	—	—	10,082	10,082
Available after performance period completed	21,584	21,584	21,584	21,584	—	—
David J. Bonenberger
Accelerated	—	—	—	—	11,385	11,385
Forfeited	—	—	—	—	6,519	6,519
Available after performance period completed	17,904	17,904	17,904	17,904	—	—
Francis X. Sullivan
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	—	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	34,277	N/A	N/A

76 PPL CORPORATION 2026 Proxy Statement

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(6)
The table includes the value of the LTS-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2025, or for Mr. Sullivan April 4, 2025, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — LTS

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	96,459	96,459
Forfeited	144,877	—	—	144,877	48,418	48,418
Available after performance period completed	—	144,877	144,877	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	27,333	27,333
Forfeited	—	—	—	—	12,510	12,510
Available after performance period completed	39,843	39,843	39,843	39,843	—	—
Wendy E. Stark
Accelerated	—	—	—	—	19,092	19,092
Forfeited	28,310	—	—	28,310	9,218	9,218
Available after performance period completed	—	28,310	28,310	—	—	—
Dean A. Del Vecchio
Accelerated	—	—	—	—	11,502	11,502
Forfeited	—	—	—	—	10,082	10,082
Available after performance period completed	21,584	21,584	21,584	21,584	—	—
David J. Bonenberger
Accelerated	—	—	—	—	11,385	11,385
Forfeited	—	—	—	—	6,519	6,519
Available after performance period completed	17,904	17,904	17,904	17,904	—	—
Francis X. Sullivan
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	—	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	34,277	N/A	N/A

(7)
In the event of involuntary termination for reasons other than for cause, Mr. Sorgi and Ms. Stark would forfeit all outstanding restricted stock units and performance units because they are not eligible to retire. Any exceptions to the automatic forfeitures would require the approval of the PCC.

PPL CORPORATION 2026 Proxy Statement 77

EXECUTIVE COMPENSATION

CEO PAY RATIO

The ratio of our CEO’s total compensation to our median employee’s total compensation, the CEO Pay Ratio, is a reasonable estimate calculated in a manner consistent with SEC rules. We identified our median employee using our global employee population of 6,591 as of October 1, 2025. To determine our median employee, we used regular wages, including annual cash incentive and other bonuses and overtime, as our consistently applied compensation measure, and annualized pay for those who commenced work during 2025. We initially identified employees within 1% below and 1% above estimated median pay. From this group of employees, we selected our median employee.

After identifying the median employee, we calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table (SCT) on page 61, which includes salary and overtime pay, as well as cash incentive payments, change in pension value and company matching contributions to the applicable 401(k) savings plan. For 2025, our CEO’s total compensation was $13,221,331, while our median employee’s total compensation was $178,625. Accordingly, our CEO Pay Ratio was 74 to 1.

78 PPL CORPORATION 2026 Proxy Statement

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (CAP) and PPL’s performance for our NEOs, including our principal executive officer. CAP is defined by the SEC and is not used by the People and Compensation Committee in its pay-for-performance assessments. See the Compensation Discussion and Analysis (CD&A) section for a discussion of PPL’s compensation philosophy, practices and programs.

PPL’s executive compensation programs are structured to promote a strong pay for performance culture. As noted in the CD&A, 88% of the CEO’s 2025 target compensation was “at-risk” and 73% was performance based.

Based on our approach to align executive pay closely with performance, PPL’s CAP is directionally aligned with PPL’s Corporate EPS, total shareowner return (TSR), and earnings growth (EG). For example, the CEO 2025 CAP is greater than 2025 Summary Compensation Table (SCT) disclosure, driven by year-over-year stock appreciation and corresponding increase in payout probabilities for outstanding long-term incentive awards. See the table below for more details followed by a description of the relationship between CAP and select performance metrics.

PAY VERSUS PERFORMANCE TABLE

Year	SCT Total for CEO	Comp Actually Paid to CEO	Average SCT Total for	Average Comp Actually Paid	Value of Initial Fixed $100 Investment Based on:		Net Income	Corporate
	(Sorgi)	(Sorgi)(1)(4)	Non-CEO NEOs(2)	to Non-CEO NEOs(2)(4)	Company TSR	Peer Group TSR(3)	(millions)	EPS(5)
2025	$13,221,331	$15,906,018	$3,644,828	$3,996,944	$150	$144	$1,181	$1.81
2024	11,355,743	21,062,470	3,453,068	5,362,484	135	129	888	1.69
2023	11,969,556	10,652,416	3,034,235	2,396,766	109	108	740	1.60
2022	9,146,575	9,088,623	2,706,259	2,888,926	113	118	756	1.41
2021	11,356,481	11,504,637	3,976,822	3,779,539	113	117	(1,480)	1.02

CEO Compensation Reconciliation Footnotes

(1)
SCT Totals and CAP Totals for CEO include Mr. Sorgi, President and Chief Executive Officer. A reconciliation of total compensation from the SCT to CAP for our CEO and additional related information is provided in the following tables:

Year	SCT Total for CEO	Total Equity Adjustment(a)	Total Pension Benefit Adjustment(b)	CAP Total for CEO	Total Adjustment
2025	$13,221,331	$4,228,188	$(1,543,501)	$15,906,018	$2,684,687

(a) The following provides the adjustments for equity compensation:

Year	SCT Total	Deduct: Value of Stock Awards in SCT	Add: FYE Fair Value of Unvested Stock Awards Granted during FY	Add: Year Over Year Change in Fair Value from prior FYE to Current FYE of Unvested Stock Awards Granted in Prior Years	Add: Change in Fair Value from Prior FYE to Vesting Date of Stock Awards Granted in Prior Years that Vested in FY	Equity Value Included in CAP	Total Equity Adjustment
2025	$13,221,331	$7,865,249	$9,559,260	$651,873	$1,882,304	$12,093,437	$4,228,188

PPL CORPORATION 2026 Proxy Statement 79

EXECUTIVE COMPENSATION

(b) The following provides the adjustments for pension and defined benefit plan compensation:

Year	SCT Total	Deduct: SCT Aggregate Change in Value of Accumulated Benefits Under Defined Benefit and Pension Plans

Add: Aggregate Value of the Service Cost Attributable to CEO Under the Defined Benefit Pension Plan for Services during FY and Prior Service Cost of Benefits Granted in a Defined Benefit Pension Plan Amendment Attributable to CEO for Services in Years Prior to Amendment

				Total Pension Benefit Adjustment
2025	$13,221,331	$2,119,321	$575,820	$(1,543,501)

Non-CEO NEO Average Compensation Reconciliation Footnotes

(2) Average SCT Totals and Average CAP Totals for Non-CEO NEOs include:

•
for 2025, Mr. Bergstein, Ms. Stark, Mr. Del Vecchio, Mr. Bonenberger and Mr. Sullivan;
•
for 2024, Mr. Bergstein, Mr. Del Vecchio, Mr. Sullivan and Ms. Stark;
•
for 2023, Mr. Bergstein, Mr. Sullivan, Ms. Stark, John R. Crockett III, President of LG&E and KU Energy LLC and Senior Vice President and Chief Development Officer of PPL Services Corporation, and Stephanie R. Raymond, former President of PPL Electric;
•
for 2022, Mr. Bergstein, Gregory N. Dudkin, former Chief Operating Officer, Ms. Stark and Mr. Crockett; and
•
for 2021, Mr. Bergstein, Mr. Dudkin, Paul W. Thompson, former President and CEO of LKE, Ms. Stark and Philip Swift, former Chief Executive of Western Power Distribution.

A reconciliation of average total compensation from the SCT to CAP for our 2025 non-CEO NEOs and additional related information is provided in the following tables:

Year	SCT Total for non-CEO NEOs	Total Equity Adjustment(a)	Total Pension Benefit Adjustment(b)	CAP Total for non-CEO NEOs	Total Adjustment
2025	$3,644,828	$753,291	$(401,175)	$3,996,944	$352,116

(a) The following provides the adjustments for equity compensation:

Year	SCT Total	Deduct: Value of Stock and Option Awards in SCT	Add: FYE Fair Value of Unvested Stock Awards Granted during FY	Add: Year Over Year Change in Fair Value from prior FYE to Current FYE of Unvested Stock Awards Granted in Prior Years	Add: Change in Fair Value from Prior FYE to Vesting Date of Stock Awards Granted in Prior Years that Vested in FY	Equity Value Included in CAP	Total Equity Adjustment
2025	$3,644,828	$1,695,245	$1,893,816	$133,831	$420,889	$2,448,536	$753,291

(b) The following provides the adjustments for pension and defined benefit plan compensation:

Year	SCT Total	Deduct: SCT Aggregate Change in Value of Accumulated Benefits Under Defined Benefit and Pension Plans

Add: Aggregate Value of the Service Cost Attributable to NEOs Under the Defined Benefit Pension Plan for Services during FY and Prior Service Cost of Benefits Granted in a Defined Benefit Pension Plan Amendment Attributable to NEOs for Services in Years Prior to Amendment

				Total Pension Benefit Adjustment
2025	$3,644,828	$455,227	$54,052	$(401,175)

80 PPL CORPORATION 2026 Proxy Statement

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(3)
TSR assumes $100 invested on December 31, 2020, including reinvestment of dividends. Peer Group TSR represents the EEI Index of Investor-owned Electric Utilities, which is used by the company for purposes of compliance with Item 201(e) of Regulation S-K.
(4)
In calculating CAP, PPL calculated the fair value (or change in fair value) of outstanding, vested and forfeited equity awards in accordance with SEC rules for CAP and computed in a manner consistent with the methodology for financial reporting purposes consistent with U.S. generally accepted accounting principles. For restricted stock units, CAP values are based on a closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price. For performance units (excluding TSR Awards), CAP values are based on the same valuation methodology as restricted stock unit awards above except year-end values are multiplied times the probability of achievement as of each such date. For TSR-based performance units, the fair value is calculated by a Monte Carlo simulation model that considers a correlation coefficient, expected stock volatility and expected life as of the applicable year-end date(s). For more information about the assumptions used to value awards on their grant date, see the “Grants of Plan-Based Awards During 2025” table on page 63. For more information about the reported value for future achievement of outstanding performance-based awards, see the “Outstanding Equity Awards at Fiscal Year End 2025” table on page 64.
(5)
Corporate EPS. See page 38 for more information on Corporate EPS and its use in our annual cash incentive plans.

List of Company Selected Measures

The adjacent table highlights PPL’s performance measures that are most closely tied to executive compensation as reported in the Pay vs. Performance Table above. See page 38 for more information on how we align our compensation with performance, including Corporate EPS, critical corporate initiatives and operational goals, in our annual cash incentive plan and Annex A for a reconciliation of financial measures presented in accordance with GAAP to non-GAAP measures used for compensation. See page 39 for more information on how TSR, EG, and LTS are utilized in our LTI plan.

Most Important Performance Measures (alphabetical ranking)
Corporate Earnings Per Share (Corporate EPS)
Critical Corporate Initiatives
Earnings Growth (EG)
Long-Term Sustainability (LTS)
Operational Goals
Relative Total Shareowner Return (TSR)

PPL CORPORATION 2026 Proxy Statement 81

EXECUTIVE COMPENSATION

Relationship between CAP and Performance

The following charts present a graphical comparison of CAP to our CEO(s) and the average CAP to our Other NEOs as set forth in the Pay vs. Performance Table above compared against the following performance measures: (1) (a) PPL’s TSR and (b) the peer group TSR, (2) PPL’s net income, and (3) Corporate EPS.

Pay versus TSR 2021-2025
Indexed Total Shareholder Return
Compensation Actually Paid (millions)
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$25
$20
$15
$10
$5
$0
2021
2022
2023
2024
2025
CAP to CEO
Avg. CAP to non-CEO NEOs
Company TSR
Peer TSR

Pay versus Net Income 2021-2025
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
Net Income (millions)
$25
$20
$15
$10
$5
$0
Compensation Actually Paid (millions)
2021
2022
2023
2024
2025
CAP to CEO
Avg. CAP to non-CEO NEOs
Net Income

Pay versus Corporate EPS 2021-2025
Corporate EPS
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Compensation Actually Paid (millions)
$25
$20
$15
$10
$5
$0
2021
2022
2023
2024
2025
CAP to CEO
Avg. CAP to non-CEO NEOs
Corporate EPS

82 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 3: APPROVAL OF THE PPL CORPORATION SECOND AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

What are you voting on?	The Board of Directors is asking you to approve the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan.

Your Board of Directors recommends that you vote FOR the Second Amended and Restated 2012 Stock Incentive Plan in Proposal 3.

The PPL Corporation 2012 Stock Incentive Plan (2012 Plan) first became effective on January 26, 2012, and was previously amended and restated effective May 17, 2017 (First A&R SIP). On January 30, 2026, our Board of Directors adopted, subject to shareowner approval, the second amendment and restatement of the 2012 Plan (Second A&R SIP). If the Second A&R SIP is approved by shareowners, it will become effective immediately. If, however, the Second A&R SIP is not approved by the affirmative vote of a majority of votes cast, in person or by proxy, at the Annual Meeting, then the First A&R SIP will continue in effect without such amendment and restatement.

Shareowners are being asked to consider and approve the Second A&R SIP, which will permit the company to continue making equity-based and other incentive awards to its employees, directors, consultants and advisors to incentivize such individuals by aligning their interests with the interests of our shareowners. As of March 4, 2026, there were 15,000,000 shares reserved under the First A&R SIP and 4,181,570 shares remained available for future grants of awards. The proposed Second A&R SIP would reserve for issuance an additional 15,500,000 shares to be available for future grants, or an aggregate of 30,500,000 shares, of which 19,681,570 shares will be available for future grants, plus the number of shares subject to awards that expire or are forfeited or otherwise become available for grant will also be available for future grants under the Second A&R SIP. However, the number of shares available for future grants under the Second A&R SIP will be reduced by the number of shares subject to awards granted between March 4, 2026, and the date of the 2026 Annual Meeting. Effective March 4, 2026, no new awards will be made under the Incentive Compensation Plan for Key Employees (ICPKE).

Number of shares that will be authorized for future grant under all PPL equity plans after shareowner approval of the Second A&R SIP	20,673,338
Number of Full-Value Awards (Restricted Stock Units, Deferred Stock Units, and target Performance Units) outstanding as of March 4, 2026	4,109,849
Total common shares outstanding as of March 4, 2026	752,165,097

The proposed Second A&R SIP includes the following key amendments:

•
The term of the plan (which was previously scheduled to terminate on January 26, 2027) has been further extended until May 13, 2036;
•
The maximum number of shares that may be issued under the plan will be increased from 15,000,000 to 30,500,000 shares;
•
If approved by shareowners at the 2026 Annual Meeting, the proposed Second A&R SIP would increase the number of shares available for future grants by 15,500,000 shares to a total of 19,681,570 (as of March 4, 2026); and
•
Annual limits on the maximum number of shares which may be awarded in a year to an individual will be removed.

In addition to the key changes described above, the Second A&R SIP includes minor administrative modifications to the First A&R SIP, including removal of outdated provisions relating to Section 162(m) of the Internal Revenue Code (Code), permitting awards settled in cash to be added back to the share reserve, clarification of minimum vesting requirements and delegation provisions, and other ministerial amendments.

Except for the changes described above, all other provisions—including eligibility, administration, award types, change‑of‑control treatment, and amendment limitations—remain consistent with the existing First A&R SIP.

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Shareowner Approval and Board of Directors Recommendation

Shareowner approval of the Second A&R SIP is being sought in order to (i) satisfy the shareowner approval requirements of NYSE, and (ii) obtain shareowner approval of the number of shares that may be subject to incentive stock options under Code Section 422.

Our Board recommends that our shareowners vote FOR the Second A&R SIP because it includes a number of features that we believe are consistent with the interests of our shareowners and sound corporate governance practices, and it will provide us with a share reserve that will enable us to continue to provide a competitive mix of compensation to our employees, non-employee directors, consultants and advisors.

Awards Outstanding and Shares Available

The table below shows, as of March 4, 2026, the shares reserved for issuance in connection with awards outstanding under our First A&R SIP, our Directors Deferred Compensation Plan (Director Plan) and our ICPKE and shares available for future grants under such plans. The table also shows the number of shares that will be available for future grants under each equity compensation plan following approval of the Second A&R SIP by our shareowners. As of March 4, 2026, there were 752,165,097 shares of our common stock issued and outstanding and the closing sale price of a share of our common stock on the NYSE was $38.59.

	As of March 4, 2026		After Approval of Second A&R SIP
	Shares Reserved for Issuance of Outstanding Awards(1)	Shares Available for Future Awards	Shares Reserved for Issuance of Outstanding Awards	Shares Available for Future Awards
First A&R SIP	3,261,061	4,181,570	3,261,061	19,681,570
Director Plan	848,788	991,768	848,788	991,768
ICPKE	0	559,780	0	0
Total	4,109,849	5,733,118	4,109,849	20,673,338

(1)
Outstanding awards as of March 4, 2026 consist of the following:

	Types of Awards
	Options / SARs	Full Value Awards	Weighted Average Exercise Price of Options / SARs	Weighted Average Term to Expiration
First A&R SIP	0	3,261,061	N/A	N/A
Director Plan	0	848,788	N/A	N/A
ICPKE	0	0	N/A	N/A

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Historical Grant Practices

Our three-year average “burn rate” was 0.17% for fiscal years 2023 through 2025. We define burn rate as the total number of Restricted Stock Units and Deferred Stock Units granted plus Performance Units earned in a single year expressed as a percentage of our weighted average common shares outstanding for that year. We believe our historical burn rate is reasonable for a company of our size in our industry.

	Fiscal Year
	2025	2024	2023
Restricted Stock Units and Deferred Stock Units Granted	520,010	691,999	589,481
Performance Units Granted	649,762	747,857	628,224
Performance Units Earned	896,738	662,996	436,491
Total (Restricted and Deferred Stock Units Granted and Performance Units Earned)	1,416,748	1,354,995	1,025,972
Weighted Average Common Shares Outstanding	739,406,000	737,756,000	737,036,000
Burn Rate	0.19%	0.18%	0.14%

Key Compensation Practices

The Second A&R SIP continues all governance protections from the First A&R SIP that we believe are consistent with the interests of our shareowners and sound corporate governance practices, including the following:

•
Administered by our independent People and Compensation Committee.
•
Contains cash-denominated limit on the aggregate grant date fair value of all types of equity awards granted to a non-employee director in any calendar year, together with the amount of any cash fees or retainers, to $750,000.
•
Prohibits re-pricing of stock options or SARs, including any cancellation for cash or other property or the grant of a full value award at a time when the exercise price of the stock option or SAR is greater than the current fair market value of a share of our common stock.
•
Generally requires a minimum vesting period of one year for time-based awards and a minimum performance period of one year for performance-based awards.
•
Does not apply a "liberal" change of control definition.
•
Does not allow material modifications to the Second A&R SIP without prior shareowner approval, which includes amendments that would increase the number of shares of our common stock available for issuance under the Second A&R SIP.
•
Awards under the Second A&R SIP to our executive officers will be subject to our clawback policies.
•
Does not provide tax gross-ups for taxes due in connection with a change in control.

The principal purpose of the proposed Second A&R SIP is to facilitate our continued ability to grant contemplated long-term performance awards to key employees, directors, consultants and advisors of the company. Our ability to make equity-based awards helps us attract, retain and motivate key employees as well as foster long-term value creation. Our Board believes that the number of shares requested to be reserved for equity-based awards under the Second A&R SIP represents a reasonable amount of potential equity dilution and will provide for equity-based awards, which are a key component of our overall compensation program, and align executive and employee interests with our shareowners.

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PROPOSAL 3: APPROVAL OF THE PPL CORPORATION SECOND AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

DESCRIPTION OF THE SECOND A&R SIP

The following is a description of the purpose and the material provisions of the Second A&R SIP. The description is not complete and is qualified by reference to the full text of the Second A&R SIP set forth in Annex B to this proxy statement.

Purpose

The purpose of the Second A&R SIP is to aid us and our affiliates in recruiting and retaining key employees, directors and other service providers of outstanding ability and to motivate those employees, directors and other service providers to exert their best efforts on our behalf and on behalf of our affiliates by providing incentives through the granting of stock options, stock appreciation rights ("SARs"), restricted stock units, performance-based awards and other stock based awards.

Shares Subject to the Plan

The 2012 Plan originally reserved 10,000,000 shares of common stock that may be issued pursuant to awards under the 2012 Plan. When the 2012 Plan was amended and restated in 2017 (First A&R SIP), 5,000,000 shares were added to the plan’s share reserve. The Second A&R SIP will reserve an additional 15,500,000 shares, for a total of 30,500,000 shares, less one share for every share of common stock subject to an award granted under the First A&R SIP after March 4, 2026 but prior to the 2026 Annual Meeting. The maximum number of shares for which "incentive stock options" (ISOs) may be granted is 2,000,000. The number of shares that may be granted may be adjusted as described below under “Effect of Certain Events on Second A&R SIP and Award”. If shares are not issued or are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares will not be added back to the aggregate number of shares with respect to which awards may be granted under the Second A&R SIP, but rather will count against the aggregate number of shares with respect to which awards may be granted. When a stock option or SAR is granted under the Second A&R SIP, the number of shares subject to the stock option or SAR will be counted against the aggregate number of shares with respect to which awards may be granted under the Second A&R SIP as one share for every share subject to such stock option or SAR, regardless of the actual number of shares (if any) used to settle such stock option or SAR upon exercise. Shares of our common stock covered by awards that terminate or lapse without the payment of consideration may be granted again under the Second A&R SIP, and awards that are or will be settled in cash shall not be counted against the aggregate number of shares with respect to which awards may be granted. Where the number of shares subject to an award is variable on the grant date (such as for a performance-based award), the number of shares to be counted against the share reserve will be the maximum number of shares that could be received under that particular award, until it can be determined that only a lesser number of shares could be received. If the company grants awards under the Second A&R SIP in assumption of, or in substitution for, outstanding awards previously granted by the company or its affiliates or a company acquired by the company or with which the company combines, such awards will not be counted against the aggregate number of shares reserved under the Second A&R SIP.

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees earned by such non-employee director during such calendar year, shall not exceed $750,000 in total value.

Administration

The Second A&R SIP will be administered by the People and Compensation Committee (PCC) of our Board of Directors or such other committee of our Board to which it has delegated such authority. The PCC is authorized to interpret the Second A&R SIP, to establish, amend and rescind any rules and regulations relating to the Second A&R SIP, to establish subplans and to make any other determinations that it deems necessary or desirable for the administration of the Second A&R SIP and may delegate such authority. The PCC may correct any defect or supply any omission or reconcile any inconsistency in the Second A&R SIP in the manner and to the extent the PCC deems necessary or desirable. The PCC will have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Second A&R SIP, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions) and require or permit the deferral of the settlement of an award other than a stock appreciation right or stock option. The PCC may delegate the authority to grant awards under the Second A&R SIP to any employee or group of employees, except that such delegees may not grant awards to our executive officers or directors.

Eligible Participants

Participants in the Second A&R SIP will be selected by the PCC from the employees, non-employee directors, consultants and advisors of PPL Corporation or its affiliates. The selection of those persons within a particular class who will receive awards is entirely within the discretion of the PCC.

As of March 4, 2026, there were 6,815 employees, 9 non-employee directors of the company, and an indeterminate number of consultants and advisors who would be eligible to receive awards under the Second A&R SIP.

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Expiration

No award may be granted under the Second A&R SIP after the tenth anniversary of the effective date of the Second A&R SIP, but awards granted prior to the tenth anniversary may extend beyond that date.

Stock Options

The PCC may grant non-qualified stock options and ISOs, which will be subject to the terms and conditions as set forth in the Second A&R SIP, the related award agreement and any other terms not inconsistent therewith, as determined by the PCC; provided that all stock options granted under the Second A&R SIP are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted awards), and all stock options that are intended to qualify as ISOs will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code. The maximum term for stock options granted under the Second A&R SIP will be 10 years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised will be paid to the company, to the extent permitted by the PCC, (1) in cash or its equivalent at the time the stock option is exercised, (2) in each case, in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the PCC, so long as the shares will have been held for such period established by the PCC in order to avoid adverse accounting treatment, (3) partly in cash and partly in shares, (4) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being obtained upon the exercise of the stock option and to deliver to the company an amount out of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (5) through a “net settlement” feature. The “repricing” of stock options is prohibited without prior approval of our shareowners. Dividend equivalent payments or units will not be awarded with respect to stock options.

Stock Appreciation Rights

The PCC may grant stock appreciation rights, or SARs, independent of or in connection with a stock option. The exercise price per share of a SAR will be an amount determined by the PCC but in no event will such amount be less than 100% of the fair market value of a share on the date the SAR is granted (other than in the case of SARs granted in substitution of previously granted awards). In the case of a SAR granted in connection with a stock option, the exercise price of such SAR may not be less than the exercise price of the related stock option. Generally, each SAR will entitle the participant upon exercise to an amount equal to the product of (1) the excess of (A) the fair market value on the exercise date of one share of common stock, over (B) the exercise price per share, times (2) the number of shares of common stock covered by the SAR. As discussed above with respect to options, the “repricing” of SARs is prohibited under the Second A&R SIP without prior approval of our shareowners.

Restricted Stock Units

A restricted stock unit award is a right to receive the fair market value of a specified number of shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times, in such installments and subject to such conditions as may be determined by the PCC. Until it vests, a stock unit award is subject to restrictions and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the Second A&R SIP, as may be determined by the PCC.

Other Stock-based Awards (including Performance-based Awards)

In addition to stock options and SARs, the PCC may grant or sell awards of shares, restricted shares, dividend equivalents and awards that are valued in whole or in part by reference to, or otherwise based on the fair market value of, shares, including performance-based awards, provided that dividend equivalent payments or units will not be awarded with respect to stock options.

The PCC, in its sole discretion, may grant awards that are denominated in shares or cash that are only earned or vest if certain corporate, business, or individual performance goals are met (such awards, “Performance-based Awards”). No dividend equivalent payments or units will be payable with respect to Performance-based Awards unless and until the shares underlying such Performance-based Award become vested. Such Performance-based Awards will be in such form, and dependent on such conditions, as the PCC determines, including, without limitation, the right to receive, or vest with respect to, one or more shares or the cash value of the award upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The amount of the Performance-based Award actually paid to a participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the PCC. Performance-based Awards will be determined based on attainment of one or more of the following objective performance goals, as determined by the PCC, and may include: (1) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization or other corporate earnings measures); (2) net income, operating income or other income measures; (3) earnings per share; (4) book value per share; (5) total shareowner return; (6) expense management, including operations and maintenance expenses; (7) return on investment before or after the cost of capital; (8) improvements in capital

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structure; (9) profitability of an identifiable business unit or product; (10) maintenance or improvement of profit margins, gross margins or operating margins; (11) stock price; (12) market share; (13) revenues or sales; (14) costs, including cost reduction measures; (15) cash flow (or free cash flow); (16) working capital; (17) capital expenditures; (18) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); (19) return measures (including, but not limited to, return on assets, capital, equity, shareowners’ equity, investments or sales); (20) economic value added; (21) credit rating; (22) improvement in corporate culture, workplace initiatives or related matters; (23) employee retention; (24) business expansion or consolidation (acquisitions and divestitures); (25) strategic plan development and implementation; (26) independent industry ratings or assessments; (27) environmental, health and safety; (28) reliability; (29) customer satisfaction; (30) productivity; or (31) individual performance.

Effect of Certain Events on Second A&R SIP and Awards

In the event of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of shares or other corporate exchange, any equity restructuring (as defined under FASB 718), or any distribution to shareowners of common stock other than regular cash dividends or any similar event, the PCC in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be reasonably necessary to address, on an equitable basis, the effect of such event, as to (i) the number or kind of common stock or other securities issued or that may be issued as set forth in the Second A&R SIP or pursuant to outstanding awards, (ii) the maximum number of shares for which options or SARs may be granted during a fiscal year to any participant, (iii) the maximum amount of a Performance-Based Award that may be granted during a fiscal year to any participant, (iv) the exercise price of any award and/or (v) any other affected terms of such awards.

In the event of a Change in Control (as defined in the Second A&R SIP), with respect to any outstanding awards then held by participants that are unexercisable or otherwise unvested or subject to restrictions, the PCC may, but will not be obligated to, in a manner intended to comply with the requirements of Section 409A of the Internal Revenue Code, (1) accelerate, vest, or cause the restrictions to lapse with respect to all or any portion of an award, (2) cancel awards for cash payment of fair value (as determined in the sole discretion of the PCC), which, in the case of stock options and SARs, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of shares over the aggregate exercise price of such stock options or SARs (or, if no consideration is paid in such transaction, the fair market value of the shares over the aggregate price), (3) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards or (4) provide that the stock options or SARs will be exercisable for all shares subject thereto for a period of at least 30 days prior to the Change in Control and that upon the occurrence of the Change in Control, the stock options or SARs will terminate and be of no further force or effect. The PCC may cancel stock options and SARs for no consideration if the fair market value of the shares subject to such options or SARs is less than or equal to the aggregate exercise price of such stock options or SARs.

Forfeiture and Clawback

Awards under the Second A&R SIP will be subject to forfeiture, reduction, recovery or recoupment under all clawback policies of the company. Our clawback policies are described under "Clawback Policy" on page 59.

In addition, the PCC may, in its sole discretion, specify in an award that the participant’s rights, payments and benefits with respect to such award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions contained in such award. Such events may include, but are not limited to, termination of employment for cause, termination of the participant’s provision of services to the company, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant, or the restatement of our previously released financial statements, including as a consequence of errors, omissions, fraud or misconduct. Unless otherwise determined by the Committee, a change in a participant’s status from an employee to non-employee shall constitute a termination of service.

Nontransferability of Awards

During the lifetime of a participant, only the participant or their guardian or legal representative may exercise an option or SAR and any awards will not be transferable or assignable by a participant otherwise than by a will or by the applicable laws of descent and distribution. The PCC may, however, permit transfer of an award other than an ISO pursuant to a domestic relations order or transfer by gift to a family member. Any award subject to such transfer shall continue to be subject to the same restrictions applicable prior to such transfer.

Amendment and Termination

The Board may generally amend, alter or discontinue the Second A&R SIP or any outstanding awards issued thereunder, but no amendment, alteration or discontinuation will be made (1) without the approval of our shareowners (a) to increase the number of shares reserved under the Second A&R SIP, (b) to modify the requirements for

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participation in the Second A&R SIP or (c) to the extent such shareowner approval is required by or desirable to satisfy the requirements of any applicable law, including the listing standards of the securities exchange, which is, at the applicable time, the principal market for the shares of the company’s common stock; or (2) without the consent of a participant, if such action would materially adversely impair any of the rights or obligations under any award previously granted to the participant under the Second A&R SIP; provided, however, that the PCC may amend the Second A&R SIP in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Internal Revenue Code or other applicable laws, including, without limitation, to avoid adverse tax or accounting consequences to the company or any participant.

United States Federal Income Tax Consequences

The following is a general summary of the material United States federal income tax consequences of the grant, vesting and exercise of awards under the Second A&R SIP and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the United States federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Incentive Stock Options. Options granted as “incentive stock options” (ISOs) under Section 422 of the Internal Revenue Code may qualify for special tax treatment. The Internal Revenue Code requires that, for treatment of an option as an ISO, common stock acquired through the exercise of the option cannot be disposed of before the later of (i) two years from the date of grant of the option or (ii) one year from the date of exercise. Holders of ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the option “spread value” at the time of option exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, the company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified ISO becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the ISO in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

Non-Qualified Stock Options. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The company will be able to deduct this same amount for United States federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain individuals designated in those Sections, as described below.

SARs. No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares of stock or cash payment received in respect of the SAR. The company will be able to deduct this same amount for United States federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain individuals designated in those Sections.

Restricted Shares. A participant will not be subject to tax upon the grant of an award of restricted shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Internal Revenue Code. On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Internal Revenue Code to be taxed at the time of grant. If the participant makes an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for United States federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain individuals designated in those Sections.

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Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The company will be able to deduct the amount of taxable compensation to the participant for United States federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain individuals designated in those Sections.

Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the common stock subject to the award is transferred to the participant over the amount the participant paid for such shares, if any. The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for United States federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain individuals designated in those Sections.

Section 409A of the Internal Revenue Code

The foregoing discussion of tax consequences of awards under the Second A&R SIP assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Internal Revenue Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A Internal Revenue but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20 percent income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Section 162(m) Limit

Section 162(m) of the Internal Revenue Code prevents us from taking a federal income tax deduction for compensation paid in excess of $1 million to our “covered employees”. Any awards we grant pursuant to the Plan to covered employees, whether performance-based or otherwise, will be subject to the $1 million annual deduction limitation.

Parachute Payments

Section 280G of the Internal Revenue Code disallows a company’s tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation and Section 4999 of the Internal Revenue Code imposes a 20% excise tax on those payments. To the extent that payments upon a change in control are classified as excess parachute payments, the company’s tax deduction would be disallowed under Section 280G.

Plan Benefits

All awards to plan participants under the Second A&R SIP will be granted in amounts and to individuals as determined by the PCC in its sole discretion. Therefore, the benefits and amounts that will be received or allocated under the plan are not determinable at this time. Please refer to the description of grants made to named executive officers in the last fiscal year under the First A&R SIP described in the “Grants of Plan-Based Awards During 2025” table.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or other awards or to their employers or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

The company anticipates filing a registration statement on Form S-8 with the SEC to register shares of common stock under the Second A&R SIP, as soon as practicable following shareowner approval.

Vote Required for Approval. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to approve the Second A&R SIP.

Your Board of Directors recommends that you vote FOR Proposal 3.

90 PPL CORPORATION 2026 Proxy Statement

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What are you voting on?	Shareowners are asked to ratify the appointment of Deloitte & Touche LLP, or Deloitte, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Your Board of Directors recommends that you vote FOR Proposal 4.

Fees to Independent Auditor for 2025 and 2024

For the fiscal years ended December 31, 2025 and 2024, Deloitte served as our principal independent registered public accounting firm, or “principal independent auditor.” The following table presents fees for professional services rendered by Deloitte for the audit of our company’s annual financial statements for the fiscal years ended December 31, 2025 and 2024, and also includes fees for other services rendered. The amounts set forth in the table below include amounts paid to Deloitte as reimbursement for out-of-pocket expenses associated with performance of the services.

	2025	2024
	(In thousands)
Audit fees(a)	$6,380	$6,336
Audit-related fees(b)	96	345
Tax fees(c)	1,017	542
All other fees(d)	6	6

(a)
Includes estimated fees for audit of annual financial statements and review of financial statements included in our company’s Quarterly Reports on Form 10-Q and for services in connection with statutory and regulatory filings or engagements, including comfort letters and consents for financings and filings made with the SEC.
(b)
Includes performance of specific agreed-upon procedures. 2024 also includes fees associated with a SEC disclosure readiness assessment completed for anticipated climate disclosure rules.
(c)
Includes fees for tax consulting services relating to federal and state legislative and regulatory changes in addition to general tax consulting.
(d)
Includes fees for access to a Deloitte online accounting research tool.

Approval of Fees. The Audit Committee has procedures for pre-approving audit and non-audit services to be provided by the independent auditor. These procedures are designed to ensure the continued independence of the independent auditor. More specifically, the use of the independent auditor to perform either audit or non-audit services is prohibited unless specifically approved in advance by the Audit Committee of PPL. As a result of this approval process, the Audit Committee of PPL has pre-approved specific categories of services and authorization levels. All services outside of the specified categories and all amounts exceeding the authorization levels are approved by the Chair of the Audit Committee of PPL, who serves as the Audit Committee designee to review and approve audit and non-audit services during the year. A listing of the approved audit and non-audit services is reviewed with the full Audit Committee of PPL no later than its next meeting.

The Audit Committee of PPL approved 100% of the 2025 and 2024 services provided by Deloitte.

* * * * * *

91 PPL CORPORATION 2026 Proxy Statement

PROPSOAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee reviews Deloitte’s performance and its audit results in determining whether to continue to retain Deloitte or to engage another firm as our independent registered public accounting firm. The Audit Committee recognizes the importance of maintaining the independence of the independent auditor and notes that Deloitte rotates its lead partner on a five-year cycle, most recently in 2026. Further, in an effort to ensure that PPL receives the best independent audit services available for its resources, PPL has periodically initiated a request for proposal process. The Audit Committee evaluates the qualifications, performance, tenure and independence of Deloitte. In doing so, the Audit Committee considers a variety of factors, including insight provided to the Audit Committee by the auditors; ability to meet deadlines and respond quickly; content, timeliness and practicality of the audit firm’s communications with management; adequacy of information provided on accounting issues, auditing issues and regulatory developments; management feedback; lead partner performance; comprehensiveness of evaluations of internal control structure; the overall quality and efficiency of the services provided by the auditors; and the auditors’ technical expertise and knowledge of the company’s operations and industry.

Representatives of Deloitte are expected to be present at the virtual Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors has submitted this proposal to our shareowners to ratify the appointment of Deloitte for the fiscal year ending December 31, 2026. If the shareowners do not ratify the selection of Deloitte, the Audit Committee will reconsider Deloitte's appointment as principal independent auditor. Even if the appointment is ratified, the Audit Committee may select a different independent auditor if it subsequently determines a change would be in the best interest of the company and the shareowners.

Vote Required for Ratification. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to ratify the appointment of Deloitte as the company’s independent registered public accounting firm.

Your Board of Directors recommends that you vote FOR Proposal 4.

Report of the Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among other items, the integrity of the company’s financial statements. Company management is responsible for the preparation and integrity of the company’s financial statements, the financial reporting process and the associated system of internal controls over financial reporting and assessing the effectiveness of such controls. Deloitte & Touche LLP, the company’s principal independent registered public accounting firm, or “independent auditor,” is responsible for auditing the company’s annual financial statements, expressing an opinion as to whether the financial statements present fairly, in all material respects, the company’s financial position and results of operations in conformity with U.S. generally accepted accounting principles, and expressing an opinion as to the effectiveness of internal control over financial reporting in accordance with the Standards of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee’s responsibility is to monitor and review these processes. Among other duties, the Audit Committee has reviewed and discussed the audited financial statements, significant accounting policies, and other disclosures with management and the independent auditor. The Audit Committee has also reviewed and discussed highlights of quarterly earnings calls and earnings press releases.

The Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee, and the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be provided by the independent auditor. Deloitte & Touche LLP commenced service as the company’s independent auditor in 2016. Each year, the Audit Committee evaluates the performance and independence of the independent auditor. When deciding whether to reappoint the independent auditor, the Audit Committee considers various factors, including the historical and recent performance of the independent auditor on the audit; its professional qualifications; the quality of ongoing discussions with the independent auditor; external data, including recent PCAOB reports on the independent auditor and its peer firms; the results of an internal survey of the independent auditor’s service and quality; and the appropriateness of fees. The Audit Committee may also periodically solicit competitive proposals for audit services from other independent public accounting firms.

92 PPL CORPORATION 2026 Proxy Statement

PROPSOAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has discussed with the independent auditor the matters required to be discussed by applicable auditing standards, as periodically adopted or amended, and the rules of the Securities and Exchange Commission (SEC) including the appropriateness and application of accounting principles. The Audit Committee has received the written disclosures and the letter from the company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has had discussions with Deloitte & Touche LLP about its independence. The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of such independent auditor.

In the performance of its responsibilities, the Audit Committee met periodically with the internal auditor and the independent auditor, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The Audit Committee also met periodically with the Chief Compliance Officer as well as various members of management. With respect to risk management, the Audit Committee regularly reviews information with regard to inherent risks to the company, the identification, assessment, management and monitoring of those risks, and risk management practices and activities of the company. While the Audit Committee has responsibility for overseeing the company’s process for identifying, assessing and managing business risks, the Board and each of the other Board committees also considers risks within its areas of responsibility. For example, the People and Compensation Committee reviews various risks related to compensation matters, and the Governance, Nominating and Sustainability Committee reviews legal and regulatory compliance risks as they relate to corporate governance.

The Audit Committee has reviewed and discussed, together with management and the independent auditor, management’s assessment of internal controls relating to the adequacy and effectiveness of financial reporting. In addition, the Audit Committee has established processes and procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements and management’s assessment of the effectiveness of the company’s internal control over financial reporting be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee has a charter that specifies its responsibilities. The committee charter, which has been approved by the Board of Directors, is available on the company’s website (www.pplweb.com/audit-committee). Also, the Audit Committee’s procedures and practices comply with the requirements of the SEC and the NYSE applicable to corporate audit committees.

Audit Committee

Arthur P. Beattie, Chair

Heather B. Redman

Linda G. Sullivan

Keith H. Williamson

PPL CORPORATION 2026 Proxy Statement 93

GENERAL INFORMATION

On what matters am I voting?

There are four proposals scheduled to be voted on at the meeting:

•
the election of nine directors, as listed in this proxy statement, for a term of one year;
•
an advisory vote to approve the compensation of our named executive officers, or NEOs;
•
the approval of the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan; and
•
the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2026.

Why am I receiving these proxy materials?

Our Board of Directors has made these materials available to you on the internet or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at our Annual Meeting of Shareowners. As a shareowner, you are invited to participate in the virtual Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

What is included in these materials?

These proxy materials include:

•
this Proxy Statement for the Annual Meeting; and
•
our Annual Report for the fiscal year ended December 31, 2025.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our shareowners, we have elected to furnish such materials to selected shareowners by providing access to these documents over the internet. Accordingly, commencing on or about April 1, 2026, we sent a Notice of Internet Availability of Proxy Materials (Notice) to most of our shareowners. The Notice includes instructions on how to access the proxy materials over the internet, to download the materials or to request a printed copy of the materials. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help reduce the environmental impact and cost of the Annual Meeting.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•
view our proxy materials for the Annual Meeting on the internet;
•
vote your shares after you have viewed our proxy materials; and
•
request a printed copy of the proxy materials.

Copies of the proxy materials are available for viewing at www.pplweb.com/PPLCorpProxy.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Who can vote?

Holders of PPL Corporation common stock as of the close of business on the record date, March 4, 2026, may vote at the virtual Annual Meeting or by proxy. Each share of PPL Corporation common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

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GENERAL INFORMATION

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

If your shares are registered directly in your name with PPL Corporation’s transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, the “shareowner of record.” The Notice or printed copies of the proxy materials have been sent directly to you by PPL Corporation.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name,” and the “shareholder of record” of your shares is your broker, bank or other holder of record. If this is the case, the Notice or printed copies of the proxy materials should have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record as to how to vote your shares. The company urges you to instruct your broker, bank or other holder of record on how to vote your shares. Please understand that, if you are a beneficial owner, the company may not know that you are a shareowner or how many shares you own.

If I am a shareowner of record, how do I vote?

If you are a shareowner of record, you can vote via the internet, by telephone, by mail or by participating in the virtual Annual Meeting.

•
Via the internet

If you received a Notice, you may vote by proxy at www.proxyvote.com by following the instructions found in the Notice. If you received or requested printed copies of the proxy materials by mail, you may vote via the internet by following the instructions on your proxy card.

•
By telephone

If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free telephone number found on your proxy card. When you call, please have the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The telephone and internet voting facilities for shareowners of record will be available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Time, on May 12, 2026.

•
By mail

If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by completing, signing and dating the proxy card and returning it in the postage-paid envelope we have provided. If you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

If the postage-paid envelope is missing, please mail your completed proxy card to PPL Corporation, c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed proxy card no later than 11:59 p.m., Eastern Time, on May 12, 2026 in order for your vote to be counted.

•
By participating in the virtual Annual Meeting

See “How can I participate in the Annual Meeting” below for instructions as to how you can vote at the virtual meeting.

If you vote via the internet or by telephone, or mail to us your properly completed and signed proxy card, your shares of PPL Corporation common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:

•
FOR the election of all nominees listed for director;
•
FOR the advisory vote to approve compensation of NEOs;
•
FOR the approval of the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan; and
•
FOR the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2026.

PPL CORPORATION 2026 Proxy Statement 95

GENERAL INFORMATION

We do not expect any other matters to be brought before the Annual Meeting. By giving your proxy, however, you appoint the persons named as proxies as your representatives at the meeting. If any other items or matters are properly presented before the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

If I am a beneficial owner of shares held in street name, how do I vote?

As the beneficial owner of shares held in street name, you have the right to direct your broker, bank or other holder of record how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your brokerage firm or bank, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

We recommend that you follow the voting instructions in the materials you receive from your broker, bank or other holder of record to vote via the internet, by telephone or by mail.

As a participant in the PPL Corporation Employee Stock Ownership Plan, or ESOP, how do I vote shares held in my plan account?

If you are a participant in our ESOP, you have the right to provide voting directions to the plan trustee, Fidelity Management Trust Company, by submitting your ballot electronically, by phone or by mail for those shares of our common stock that are held by the plan and allocated to your account. Full and fractional shares credited to your account under the plan as of March 4, 2026 will be voted by the trustee in accordance with your instructions. To allow sufficient time for voting by the trustee of the plan, your ballot must be returned by 11:59 p.m., Eastern Time, on May 8, 2026. Participants may not vote at the Annual Meeting. Please follow the ballot instructions specific to the participants in the ESOP.

If you do not return your ballot, or return it unsigned, or do not vote by phone or on the internet, the plan provides that the trustee will vote your shares in the same percentage as shares held by participants for which the trustee has received timely voting instructions. The plan trustee will follow participants’ voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974. ESOP participant ballots are treated confidentially.

May I change or revoke my vote?

Any shareowner giving a proxy has the right to revoke it at any time before it is voted by:

•
giving notice in writing to our Corporate Secretary, which must be received no later than the close of business on May 8, 2026;
•
completing, signing, dating and returning a new proxy card or voting instruction form with a later date;
•
providing a later-dated vote using the telephone or internet voting procedures; or
•
voting at the virtual Annual Meeting.

Will my shares be voted if I do not provide my proxy?

It depends on whether you hold your shares in your own name or as the beneficial owner in the name of a broker, bank or other holder of record. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy card or vote at the virtual Annual Meeting. Brokerage firms, banks or other holders of record generally have the authority to vote customers’ unvoted shares on certain routine matters. For example, if your shares are held in the name of a brokerage firm, bank or other holder of record, such firm can vote your shares for the ratification of the appointment of Deloitte & Touche LLP, as this matter is considered routine under the applicable NYSE rules. The company urges you to instruct your broker, bank or other holder of record on how to vote your shares.

How can I participate in the Annual Meeting?

This year’s Annual Meeting will be conducted virtually via a live audio webcast. The virtual meeting format provides efficient and effective access to our shareowners and affords shareowners the same rights as if the meeting were held in person. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and ask questions in accordance with our rules of conduct for the meeting by visiting www.virtualshareholdermeeting.com/PPL2026 and entering the 16-digit control number included on your

96 PPL CORPORATION 2026 Proxy Statement

GENERAL INFORMATION

Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and other mobile devices) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi or cell phone connection wherever they intend to participate in the meeting. Participants should also give themselves sufficient time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage you to access the meeting prior to the start time to allow ample time to complete the online check-in process. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be provided on the log-in page. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.pplweb.com/PPLCorpProxy, including information on when the meeting will be reconvened or if it has been adjourned.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, you may do so in two ways:

•
Before the meeting: Once you receive your proxy materials, you may log into www.proxyvote.com and enter your 16-digit control number included on your Notice or on your proxy card. Once past the login screen, click on the tab “Submit Questions,” type in your question, and click “Submit.” You may submit questions through this pre-meeting forum until the start of the meeting.
•
During the meeting: Log into the virtual meeting platform at www.virtualshareholdermeeting.com/PPL2026 to attend the meeting, during which you may type your question into the “Ask a Question” field, and click “Submit.” You will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, service issues or customer bills, are not pertinent to meeting matters and therefore will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at www.pplweb.com/PPLCorpProxy. The company reserves the right to consolidate similar questions and respond only once to the substance of such similar questions. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

How will the Annual Meeting be conducted?

The Chair of our Board (or any other person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. This authority includes establishing rules of conduct, which will be available prior to the virtual meeting at www.pplweb.com/PPLCorpProxy, for shareowners who wish to participate in the meeting. To ensure the meeting is conducted in a manner that is fair to all shareowners, the Chair (or such other person designated by our Board) may exercise broad discretion in recognizing shareowners who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. Consistent with our prior in-person annual meetings, however, we expect that all pertinent questions submitted in accordance with the rules of conduct generally will be addressed. If time does not allow all pertinent questions to be addressed during the meeting, answers will be posted to our website or provided directly to the submitting shareowner.

What constitutes a quorum?

In order to conduct the Annual Meeting, a majority of the outstanding shares entitled to vote must be present at the virtual meeting, or by proxy, to constitute a quorum. As of the record date of March 4, 2026, there were 752,165,097 shares of common stock outstanding, and each share of common stock is entitled to one vote on each matter to be voted upon. No shares of preferred stock of the company were outstanding as of March 4, 2026. If you submit a properly executed proxy card or vote by telephone or on the internet, you will be

PPL CORPORATION 2026 Proxy Statement 97

GENERAL INFORMATION

considered part of the quorum. Abstentions and “broker non-votes” will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, so long as the broker, bank or other holder of record casts a vote on behalf of a shareowner on any issue other than a procedural motion. A “broker non-vote” occurs when a broker, bank or other holder of record who holds shares for another person has not received voting instructions from the beneficial owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a proposal.

What vote is needed for these proposals to be adopted?

Each matter to be submitted to shareowners, including the election of directors, requires the affirmative vote of a majority of the votes cast, at the virtual meeting or by proxy, by the shareowners at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “for” or “against” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

Under our articles of incorporation and our Guidelines for Corporate Governance, directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. Any nominee who is an incumbent director and does not receive a majority of votes cast “for” the director’s election would be required to tender a resignation promptly following the failure to receive the required vote. In such case and within 90 days following the final tabulation of the shareowner vote, the Governance, Nominating and Sustainability Committee would make a recommendation to the Board whether to accept the resignation, and the Board would ultimately determine whether to accept the resignation. The Board must then promptly disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast. Full details of this policy are set forth in our Guidelines for Corporate Governance, which can be found in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Proposal 1 (election of directors), Proposal 2 (advisory vote to approve executive compensation) and Proposal 3 (approval of the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan) are “non-routine” matters under NYSE rules, and brokerage firms, banks or other holders of record are prohibited from voting on each of these proposals without receiving instructions from the beneficial owners of the shares. Abstentions and broker non-votes will not be considered as votes cast and will have no effect on the outcome of the vote.

Proposal 4 (ratification of auditor) is considered to be a “routine” matter under NYSE rules, and brokers, banks or other holders of record may vote in their discretion on behalf of clients who have not furnished voting instructions. Abstentions will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.

Who conducts the proxy solicitation and how much will it cost?

PPL Corporation will pay the cost of soliciting proxies on behalf of the Board of Directors. In addition to the solicitation by mail, a number of regular employees may solicit proxies in person, over the internet, by telephone or by facsimile. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Annual Meeting, and we expect that the remuneration to Innisfree for its services will not exceed $15,000, plus reimbursement for out-of-pocket expenses. Brokers, banks and other holders of record who hold shares for the benefit of others will be asked to send proxy material to the beneficial owners of the shares, and we will reimburse them for their expenses.

Who can assist me if I have questions about the Annual Meeting or need help voting my shares?

Your vote is important! If you need any help voting your shares or have questions about the Annual Meeting, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareowners may call toll-free at 877-825-8730

Banks and brokers may call collect at 212-750-5833

What is householding, and how does it affect me?

•
Shareowners of Record

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareowners of record who have the same address and last name will receive only one copy of the Notice or, if you receive paper copies of the proxy materials, one copy of this Proxy Statement and the 2025 Annual Report, unless we are notified that one or more of these shareowners wishes to continue receiving individual

98 PPL CORPORATION 2026 Proxy Statement

GENERAL INFORMATION

copies. If you and other PPL shareowners living in your household do not have the same last name, you may also request to receive only one copy of future notices or proxy statements and financial reports.

Householding conserves natural resources and reduces our distribution costs. Shareowners who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other shareowners of record with whom you share an address currently receive multiple copies of the Notice or this Proxy Statement and any accompanying documents, or if you hold PPL stock in more than one account, and in either case you wish to receive only a single copy of the Notice or proxy materials for your household, please contact EQ Shareowner Services in writing: ATTN: Householding/PPL Corporation, P.O. Box 64854, St. Paul, MN 55164-0854, or by phone at 800-345-3085.

Alternatively, if you participate in householding and wish to receive a separate copy of the Notice or this Proxy Statement and any accompanying documents or prefer to discontinue your participation in householding, please contact EQ Shareowner Services as indicated above and a separate copy will be sent to you promptly.

•
Beneficial Owners

If you are a beneficial owner, you can request information about householding from your bank, broker or other holder of record. You may also contact Broadridge in writing: ATTN: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or by phone at 866-540-7095.

When are the 2027 shareowner proposals due?

To be included in the proxy materials for the 2027 Annual Meeting, any proposal intended to be presented at that Annual Meeting by a shareowner must be received by the Corporate Secretary of the company in writing no later than December 2, 2026. Please direct your communication to:

Corporate Secretary’s Office

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

To be properly brought before the 2027 Annual Meeting, any other proposal must be received not less than 90 days nor more than 120 days prior to the anniversary date of the 2026 Annual Meeting or between January 13, 2027 and February 12, 2027.

PPL CORPORATION 2026 Proxy Statement 99

GENERAL INFORMATION

Acronyms used in this proxy statement

CAP	Compensation Actually Paid	PCAOB	Public Company Accounting Oversight Board
CD&A	Compensation Discussion and Analysis	PCC	People and Compensation Committee
Corporate EPS	Corporate earnings per share from ongoing operations	PHLX	Philadelphia Stock Exchange, part of NASDAQ
DDCP	Directors Deferred Compensation Plan	PPL	PPL Corporation
EAF	Equivalent Availability Factor	PPL DSP	PPL Deferred Savings Plan
EFOR	Equivalent Forced Outage Rate	PPL EDCP	PPL Executive Deferred Compensation Plan
EG	Earnings Growth	PPL Electric	PPL Electric Utilities Corporation
ESOP	Employee Stock Ownership Plan	PPL RSP	PPL Retirement Savings Plan
GAAP	Generally accepted accounting principles	PPL SERP	PPL Supplemental Executive Retirement Plan
GNSC	Governance, Nominating and Sustainability Committee	PPL SCCP	PPL Supplemental Compensation Pension Plan
ICPKE	Incentive Compensation Plan for Key Employees	RIE	The Narragansett Electric Company d/b/a Rhode Island Energy
IRS	Internal Revenue Service	SAFe	Scaled Agile Framework
LKE	LG&E and KU Energy LLC	SAIFI	System Average Interruption Frequency Index
LTI	Long-term Incentives	SCT	Summary Compensation Table
LTS	Long-term Sustainability	SEC	Securities and Exchange Commission
NACD	National Association of Corporate Directors	SIP	PPL Corporation Amended and Restated 2012 Stock Incentive Plan
NEO	Named executive officer	TDC	Total Direct Compensation
NYSE	New York Stock Exchange	TSR	Total Shareowner Return
O&M	Operations and Maintenance	UTY	PHLX Utility Sector Index

100 PPL CORPORATION 2026 Proxy Statement

ANNEX A

ANNEX A

RECONCILIATION OF FINANCIAL MEASURES (UNAUDITED)

Reconciliation of Reported Earnings to Earnings from Ongoing Operations

After-Tax (Unaudited)	2025
(per share — diluted)	PPL
Corporation
Reported Earnings(1)	$1.59
Less: Special Items (expense) benefit:
Acquisition integration(2)	(0.08)
IT transformation(3)	(0.07)
Energy efficiency programs settlement(4)	(0.01)
Post Transition Services Agreement adjustments(5)	(0.04)
Customer system integration impacts(6)	(0.02)
Total Special Items	(0.22)
Earnings from Ongoing Operations	$1.81
Adjustments for Compensation Purposes:	—
Goal Result	$1.81

(1)
Represents Net Income.
(2)
This total includes a transition services agreement settlement, certain other acquisition related items and integration and related costs associated with the acquisition of Rhode Island Energy.
(3)
Costs associated with PPL’s restructuring and rebuilding of its IT infrastructure, organization and systems.
(4)
Costs associated with a settlement agreement regarding energy efficiency programs prior to PPL's acquisition of Rhode Island Energy.
(5)
Adjustments related to account reconciliations and process alignment subsequent to the end of the transition services agreement associated with the acquisition of Rhode Island Energy.
(6)
Certain collection process costs incurred due to the timing and implementation of the customer system integration.

Management utilizes “earnings from ongoing operations” or “ongoing earnings” as a non-GAAP financial measure that should not be considered as an alternative to reported earnings, or net income, an indicator of operating performance determined in accordance with GAAP. PPL believes that earnings from ongoing operations is useful and meaningful to investors because it provides management’s view of PPL’s earnings performance as another criterion in making investment decisions. In addition, PPL’s management uses earnings from ongoing operations in measuring achievement of certain corporate performance goals, including targets for certain executive incentive compensation. Other companies may use different measures to present their financial performance.

Earnings from ongoing operations is adjusted for the impact of special items. Special items are presented in the financial tables on an after-tax basis with the related income taxes on special items separately disclosed. Income taxes on special items, when applicable, are calculated based on the statutory tax rate of the entity where the activity is recorded. Special items may include items such as:

•
Gains and losses on sales of assets not in the ordinary course of business.
•
Impairment charges.
•
Significant workforce reduction and other restructuring effects.
•
Acquisition and divestiture-related adjustments.
•
Significant losses on early extinguishment of debt.
•
Other charges or credits that are, in management’s view, non-recurring or otherwise not reflective of the company’s ongoing operations.

A-1

ANNEX B

ANNEX B

PPL CORPORATION SECOND AMENDED AND RESTATED
2012 STOCK INCENTIVE PLAN

1.
Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or other service providers and to motivate such employees, directors or other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or service providers will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

The Plan first became effective on May 16, 2012, and was amended and restated effective on May 17, 2017. The Plan is hereby further amended and restated, as approved by the Board on January 30, 2026, effective upon its approval by the shareowners of the Company.

2.
Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

2.1.
Act: The Securities Exchange Act of 1934, as amended, or any successor statute thereto.
2.2.
Affiliate: With respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with such Person or any other Person designated by the Committee in which any Person has an interest.
2.3.
Award: An Option, Stock Appreciation Right, Other Stock-Based Award or Performance-Based Award granted to a Participant pursuant to the Plan.
2.4.
Board: The Board of Directors of the Company.
2.5.
Change in Control: The occurrence of any of the following events:
2.5.1.
any Person or Group, other than a Permitted Holder, is or becomes the “beneficial owner” (as defined in rules 13d-3 and 13d-5 under the Act) directly or indirectly of more than 30% of the total voting power of the voting stock of the Company (or any entity which controls the Company) within a 12-month period, including by way of merger, consolidation, tender or exchange offer, or otherwise;
2.5.2.
a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing 70% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the Person or Persons who were the “beneficial owners” of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction;
2.5.3.
the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person or Group other than the Permitted Holders; or
2.5.4.
during any period of 12 months, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareowners of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

Notwithstanding the foregoing, to the extent that which the payment date of an Award is determined solely with reference to a Change in Control, no Change in Control shall be deemed to have occurred upon an event described in this Section 2(e) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A.

2.6.
Code: The Internal Revenue Code of 1986, as amended, or any successor thereto, and the regulations and guidance promulgated thereunder.
2.7.
Committee: A committee of at least two individuals who are intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “independent directors”

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ANNEX B

within the meaning of the New York Stock Exchanges listed company rules. The Committee shall be the People and Compensation Committee of the Board unless otherwise specified by the Board.
2.8.
Company: PPL Corporation, a Pennsylvania corporation.
2.9.
Consultant: Any consultant or advisor who is a natural person (other than an Employee or a Non-Employee Director) who provides services, other than services in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities, to the Company or an Affiliate.
2.10.
Disability: Unless otherwise agreed by the Company (or any of its Affiliates) in a written employment agreement or employment letter with such Participant, or as specified in an Award agreement, “Disability” shall have the meaning of such term as set forth in Section 409A. The Disability determination shall be in the sole discretion of the Committee.
2.11.
Employee: An employee of the Company or an Affiliate.
2.12.
Fair Market Value: If the Shares are readily tradable on an established securities market (as determined under Section 409A), then “Fair Market Value” will be the closing or last sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred; or, if the Shares are not then readily tradable on an established securities market (as determined under Section 409A), then “Fair Market Value” will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Section 409A.
2.13.
Group shall mean “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Act.
2.14.
ISO: An Option that is designated as an “incentive stock option” in accordance with the requirements of Section 422 of the Code and granted pursuant to Section 6(d) of the Plan.
2.15.
Minimum Vesting Requirement: The requirement, with respect to any Award, that vesting of any portion or tranche of such Award does not occur any more rapidly than on the first anniversary of the grant date for such Award (or the date of commencement of Service, in the case of a grant made in connection with a Participant’s commencement of Service), other than (i) in connection with a Change in Control; (ii) as a result of a Participant’s death, Disability or retirement; (iii) Awards made in payment of or exchange for other compensation already earned and payable; or (iv) a Substitute Award that does not reduce the vesting period of the Award being replaced; provided, that such Minimum Vesting Requirement will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the Absolute Share Limit, as defined in Section 3. For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one (1) year if it runs from the date of one annual meeting of the Company’s shareowners to the date of the next annual meeting of the Company’s shareowners, provided that such period lasts at least fifty (50) weeks. The Minimum Vesting Requirement will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan.
2.16.
Non-Employee Director: A member of the Board who is not an Employee.
2.17.
Option: A stock option granted pursuant to Section 6 of the Plan.
2.18.
Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.
2.19.
Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.
2.20.
Participant: A Service Provider who is selected by the Committee to receive an Award granted under the Plan.
2.21.
Performance-Based Awards: Performance Awards granted pursuant to Section 9 of the Plan.
2.22.
Permitted Holder: Any of the following: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company.
2.23.
Person: “Person” as defined in Section 3(a)(9) of the Act; provided that references to “Person” within the defined term “Change in Control” shall mean a “person” as defined in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) of the Act.
2.24.
Plan: The PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan, as it may be amended from time to time.
2.25.
Restatement Date: The date that this amendment and restatement of the Plan is approved by the Company’s shareowners.

B-2

ANNEX B

2.26.
Section 409A. Section 409A of the Code.
2.27.
Separation from Service. A “separation from service” as such term is defined for purposes of Section 409A.
2.28.
Service: The provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity; provided, however, that unless otherwise determined by the Committee, a change in a Participant’s status from Employee to non-employee shall constitute a termination of Service hereunder.
2.29.
Service Provider. A Service Provider means an Employee, a Non-Employee Director, or a Consultant to the Company or any Affiliate; provided that at the time of the grant of any Option or Stock Appreciation Right, the Company is an “eligible issuer of service recipient stock” as defined by Treasury Regulation §1.409A-1(b)(5)(iii)(E)(1) with respect to the Service Provider.
2.30.
Shares: Shares of common stock of the Company.
2.31.
Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.
2.32.
Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).
3.
Shares Subject to the Plan

Subject to adjustment as provided in Section 10, the total number of Shares which may be issued under the Plan is 30,500,000 (the “Absolute Share Limit”) and the Absolute Share Limit is the maximum number of Shares for which ISOs may be granted. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares upon the exercise or settlement of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not be added back to the Absolute Share Limit with respect to which Awards may be granted under the Plan, but rather will count against the Absolute Share Limit with respect to which Awards may be granted under the Plan. When an Option or Stock Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Stock Appreciation Right will be counted against the Absolute Share Limit with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Stock Appreciation Right, regardless of the actual number of Shares (if any) used to settle such Option or Stock Appreciation Right upon exercise. Where the number of Shares subject to an Award is variable on the grant date, the number of Shares to be counted against the Absolute Share Limit shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of Shares could be received. Substitute Awards shall not be counted against the Absolute Share Limit. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan, and Awards that are or will be settled in cash shall not be counted against the Absolute Share Limit.

Additionally, the aggregate grant date fair value (as determined in accordance with generally accepted accounting principles used for financial reporting purposes) of all Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director during such calendar year (whether paid by the Company under this Plan, under a Company deferred compensation plan for Non-Employee Directors, or otherwise), shall not exceed $750,000 in total value.

4.
Administration
4.1.
The Plan shall be administered by the Committee; provided, however, that the Board may, in its sole discretion, take any action delegated to the Committee under this Plan as it may deem necessary for the effective administration of this Plan. Additionally, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that (i) such delegation and grants are consistent with applicable law and guidelines established by the Board or Committee from time to time and (ii) no such delegation shall be permitted with respect to grants of Awards to Participants who are executive officers of the Company or its Affiliates or members of the Company’s Board.
4.2.
The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and subject to the Minimum Vesting Requirements. Following the grant of any Award, the Committee shall be authorized to waive any such terms and conditions associated with the Award at any time (including, without limitation, accelerating or waiving any vesting conditions). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines (“Substitute Awards”).
4.3.
The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to establish subplans, and to make any other determinations that it deems necessary

B-3

ANNEX B

or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).
5.
Expiration of Plan

The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 16(a), or the tenth (10th) anniversary of the Restatement Date, whichever occurs first (the “Termination Date”). No Award may be granted under the Plan after the Termination Date, but any Awards that are outstanding on the Termination Date shall remain in force according to the terms of the Plan and the applicable Award agreement.

6.
Terms and Conditions of Options

Options granted under the Plan shall be non-qualified stock options unless specifically identified as an ISO (pursuant to Section 6(d)), as determined by the Committee and evidenced by the related Award agreements, and shall be subject to such other terms and conditions not inconsistent therewith. In addition to the foregoing, except as otherwise determined by the Committee and evidenced by the related Award agreements, the Options shall also be subject to the following terms and conditions:

6.1.
Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted awards, as described in Section 4(b)).
6.2.
Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted; provided, however, in the event that any portion of an exercisable Option is scheduled to expire on such tenth anniversary date or otherwise scheduled to expire pursuant to the applicable Award agreement and both (x) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Option Price and the minimum withholding taxes due (if any) upon such automatic exercise (as described in Section 6(c)(v), below), and the net number of Shares resulting from such automatic exercise shall be delivered to the Participant as soon as practicable thereafter.
6.3.
Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii), (iv) or (v) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant: (i) in cash or its equivalent (e.g., by check); (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, provided, that such Shares have been held by the Participant for such period of time as the Company’s accountants may require to avoid adverse accounting treatment; (iii) partly in cash or its equivalent and, to the extent permitted by the Committee, partly in such Shares; (iv) if there should be a public market for the Shares at such time, to the extent permitted by, and subject to such rules as may be established by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased; or (v) to the extent permitted by the Committee, through a “net settlement” feature (i.e., having Shares with a Fair Market Value equal to the aggregate Option Price withheld by the Company from any Shares that would have otherwise been received by the Participant upon exercise of the Option). No Participant shall have any rights to dividends or other rights of a shareowner with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
6.4.
ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the

B-4

ANNEX B

Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (x) within two years after the date of grant of such ISO or (y) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.
6.5.
Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.
6.6.
Repricing of Options. Notwithstanding any provision herein to the contrary, the repricing of an Option, once granted hereunder, is prohibited without prior approval of the Company’s shareowners. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower the Option Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when the Option Price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 10(a) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
7.
Terms and Conditions of Stock Appreciation Rights
7.1.
Grants. The Committee may also grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).
7.2.
Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than 100% of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of Stock Appreciation Rights granted in substitution of previously granted awards, as described in Section 4(b)); provided, however, that in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option; and provided, further, that the exercise price of a Stock Appreciation Right that is granted in exchange for an Option may be less than the Fair Market Value on the grant date if such exercise price is equal to the Option Price of the exchanged Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment to the Participant shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

B-5

ANNEX B

7.3.
Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.
7.4.
Repricing of Stock Appreciation Rights. Notwithstanding any provision herein to the contrary, the repricing of a Stock Appreciation Right, once granted hereunder, is prohibited without prior approval of the Company’s shareowners. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Appreciation Right in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 10(a) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
8.
Other Stock-Based Awards

The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares, Awards of restricted stock units, Awards of dividend equivalent units and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of Shares (such Awards, “Other Stock-Based Awards”), but shall not award any dividend equivalent payment or unit of value with respect to Options. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9.
Performance-Based Awards
9.1.
The Committee, in its sole discretion, may grant Awards which are denominated in Shares or cash and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares or the cash value of the Award upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives (such Awards, “Performance-Based Awards”). Performance-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Performance-Based Awards will be made, the number of Shares or aggregate amount of cash to be awarded under (or otherwise related to) such Performance-Based Awards, whether such Performance-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued, to the extent applicable, shall be fully paid and non-assessable). No dividend equivalent payments or units shall be payable with respect to Performance-Based Awards unless and until the Shares underlying such Performance-Based Award become vested by satisfaction of the corresponding performance vesting conditions.
9.2.
A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee. The performance goals will be established by the Committee and may include one or more of the following criteria: (1) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization or other corporate earnings measures); (2) net income, operating income or other income measures; (3) earnings per share; (4) book value per share; (5) total shareholder return; (6) expense management, including operations and maintenance expenses; (7) return on investment before or after the cost of capital; (8) improvements in capital structure; (9) profitability of an identifiable business unit or product; (10) maintenance or improvement of profit margins, gross margins or operating margins; (11) stock price; (12) market share; (13) revenues or sales; (14) costs, including cost reduction measures; (15) cash flow (or free cash flow); (16) working capital; (17) capital expenditures; (18) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); (19) return measures (including, but not limited to, return on assets, capital, equity, shareholders’ equity, investments or sales); (20) economic value added; (21) credit rating; (22) improvement in corporate culture, workplace initiatives or related matters; (23) employee retention; (24) business expansion or consolidation (acquisitions and divestitures); (25) strategic plan development and implementation; (26) independent industry ratings or assessments; (27) environmental, health and safety; (28) reliability; (29) customer satisfaction; (30) productivity; or (31) individual performance. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its or their divisions or units, or any

B-6

ANNEX B

combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.
9.3.
The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.
10.
Adjustments upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

10.1.
Generally. In the event of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, any equity restructuring (as defined under Financial Accounting Standards Board (FASB) Accounting Standards Codification 718), or any distribution to shareowners other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any Person shall make such substitution or adjustment as it deems reasonably necessary to address, on an equitable basis, the effect of such event (subject to Section 19(b)), as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Options or Stock Appreciation Rights may be granted during a fiscal year to any Participant, (iii) the maximum amount of a Performance-Based Award that may be granted during a fiscal year to any Participant, (iv) the Option Price or exercise price of any Award and/or (v) any other affected terms of such Awards; provided that no adjustment shall be made pursuant to this Section 10(a) in a manner that would cause ISOs to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A.
10.2.
Change in Control. In the event of a Change in Control, the Committee may (subject to Section 19(b)), but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for cash payment of fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate Option Price of such Options or exercise price of such Stock Appreciation Rights (and otherwise, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the shares subject to such Awards is less than or equal to the aggregate Option Price of such Options or exercise price of such Stock Appreciation Rights), (C) provide for the issuance of Substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least thirty (30) days prior to the Change in Control, such Options or Stock Appreciation Rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options or Stock Appreciation Rights shall terminate and be of no further force and effect.
11.
Forfeiture/Clawback
11.1.
Award Agreements. The Committee may, in its sole discretion, specify in an Award or a policy that will be incorporated into an Award agreement by reference, that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for cause, termination of the Participant’s provision of Services to the Company or any of its Subsidiaries, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.
11.2.
Compensation Recovery Policies. Awards and any compensation associated therewith are subject to forfeiture, reduction, recovery or recoupment by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, as amended from time to time, which includes but is not limited to the Company’s Compensation Recovery Policy, Supplemental Compensation Recovery Policy and any other compensation recovery policy adopted by the Board or the Committee in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder, and applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law or stock exchange. Any Award agreement will be deemed to be automatically and unilaterally amended to comply with any such compensation recovery policy.

B-7

ANNEX B

12.
No Right to Employment, Service or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or Service of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. Nothing in the Plan or in any Award agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without cause or change such person’s compensation, other benefits, job responsibilities or title. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

13.
Securities Laws

The Board may refuse to instruct the Company to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the applicable requirements of applicable securities laws.

14.
Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

15.
Nontransferability of Awards

Except as provided in this Section 15, (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or Stock Appreciation Right, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 15 shall be of no effect. The Committee may, however, provide in an Award agreement or otherwise that an Award (other than an ISO) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

16.
Duration of Plan; Amendments and Termination
16.1.
Amendment or Termination of Plan. Subject to the limitations imposed under Sections 6(f) and 7(d) of this Plan, the Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareowners of the Company (i) to increase the number of Shares reserved under the Plan, (ii) to modify the requirements for participation in the Plan or (iii) to the extent such shareowner approval is required by or desirable to satisfy the requirements of, in each case, any applicable law, regulation or other rule, including, the listing standards of the securities exchange, which is, at the applicable time, the principal market for the Shares, or (b) without the consent of a Participant, if such action would materially and adversely affect any of the rights of the Participant under any Award previously granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code, stock exchange rules or other applicable laws (including, without limitation, to avoid adverse tax or accounting consequences to the Company or to Participants) is necessary to comply with applicable law or stock exchange rules.
16.2.
Amendment of Awards. Subject to Sections 6(f) and 7(d), the Committee, or its delegee appointed pursuant to Section 4(a), may unilaterally amend the terms of any Award agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 11(b). Notwithstanding the foregoing, a Participant’s rights with respect to an Award will not be deemed to have been materially impaired by any amendment if the Committee, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights.

B-8

ANNEX B

17.
Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws.

18.
Effectiveness of the Plan

The date that this amended and restated plan is approved by the Company’s shareowners shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). The amended and restated Plan shall be effective as of the Restatement Date.

19.
Taxes
19.1.
Withholdings. The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award and the Company or any of its Subsidiaries shall have the right and is authorized to withhold any applicable withholding taxes in respect to the Award, its exercise or any payment or transfer under or with respect to the Award and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. To the extent permitted by the Committee, the Participant may elect to pay a portion or all of such withholding taxes by delivery of Shares or having Shares with a Fair Market Value equal to the amount of such withholding taxes withheld by the Company from any Shares that would have otherwise been received by the Participant (i.e., through a “net settlement” of such tax withholding due).
19.2.
Section 409A. It is intended that all Awards under the Plan will be exempt from, or will comply with, Section 409A, and to the maximum extent permitted the Awards and the Plan will be interpreted and administered in accordance with this intent. Each amount to be paid or benefit to be provided under an Award shall be construed as a separate and distinct payment for purposes of Section 409A. If payment under an Award is to be made within a designated period which does not begin and end within one calendar year, the Participant does not have a right to designate the taxable year of the payment. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated income recognition and/or tax penalties under Section 409A:
19.2.1.
If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a Separation from Service; and
19.2.2.
If any amount shall be payable with respect to any such Award as a result of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Section 409A, then no payment shall be made, except as permitted under Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s Separation from Service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Section 409A, specified employees will be identified by the Board in its discretion in accordance with the default provisions specified under Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Section 409A, or (iii) shall have any liability to any Participant for any such tax liabilities.

20.
Deferrals of Full Value Awards

The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Award other than an Option Award or Stock Appreciation Right Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and with the intention of complying with the applicable requirements of Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Award agreement or in such other agreement, plan or document as the Committee may determine, or some combination of such documents.

21.
Fractional Shares

Notwithstanding other provisions of the Plan or any Award agreements thereunder, the Company shall not be obligated to issue or deliver fractional Shares pursuant to the Plan or any Award and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated with, or without, consideration.

B-9

ANNEX B

22.
Severability

If any provision of the Plan or any Award is, or becomes or is deemed to be invalid, illegal, unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

23.
Rule 16b-3

It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 23, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

B-10

SHAREOWNER INQUIRIES:

Equiniti Trust Company, LLC

EQ Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120

Toll Free: 1-800-345-3085

Outside U.S.: 1-651-450-4064

Online Account Access: Registered shareowners can activate their account for online access by visiting shareowneronline.com.

FOR QUESTIONS ABOUT PPL CORPORATION OR ITS SUBSIDIARIES:

PPL Treasury Department

645 Hamilton Street

Allentown, PA 18101

Via e-mail: invserv@pplweb.com

PPL Corporate Offices: 1-610-774-5151

PPL Corporation, PPL Electric Utilities Corporation, Louisville Gas and Electric Company and Kentucky Utilities Company file a joint Form 10-K Report with the Securities and Exchange Commission. The Form 10-K Report for 2025 is available without charge by writing to the PPL Treasury Department at the address provided above or by requesting it through, or accessing it on, the Investors page of PPL’s Internet website identified below.

Whether you plan to attend the virtual Annual Meeting or not, you may vote over the internet, by telephone or by returning your proxy. To ensure proper representation of your shares at the Annual Meeting, please follow the instructions at the website address in the Notice or follow the instructions that you will be given after dialing the toll-free number on your proxy. If you receive printed copies of the proxy materials, you may also mark, date, sign and mail the accompanying proxy as soon as possible. An envelope, which requires no postage if mailed in the United States, is included for your convenience if you receive printed copies of the proxy materials.

PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/PPL2026 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed proxy card no later than 11:59 p.m. Eastern Time on May 12, 2026. V84699-P47059 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PPL CORPORATION The Board of Directors recommends a vote FOR each Director Nominee included in Proposal 1 and FOR Proposals 2, 3 and 4. 1.Election of directors: For Against Abstain 1a.Arthur P. Beattie!!!For Against Abstain 1b.Raja Rajamannar!!!2.Advisory vote to approve compensation of named!!! executive officers 1c.Heather B. Redman!!!3.Approval of the PPL Corporation Second Amended and !!! Restated 2012 Stock Incentive Plan 1d.Craig A. Rogerson!!!4.Ratification of the appointment of Independent!!! Registered Public Accounting Firm 1e.Vincent Sorgi !!! THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED Linda G. Sullivan 1f.!!!AS DIRECTEDOR, IF NO DIRECTION IS GIVEN, WILL BEVOTED AS THE BOARD RECOMMENDS. 1g.Keith H. Williamson!!!FOR ANY OTHER MATTERS PROPERLY PRESENTED ATTHE ANNUAL MEETING OR ANY ADJOURNMENT ORPOSTPONEMENT THEREOF, THE PERSONS NAMED IN THIS 1h.Phoebe A. Wood !!! PROXY WILL VOTE IN THEIR DISCRETION. 1i.Armando Zagalo de Lima !!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PPL CORPORATION ANNUAL MEETING OF SHAREOWNERS WEDNESDAY, MAY 13, 2026 9:00 A.M. EASTERN TIME V84700-P47059 PPL CORPORATION Annual Meeting of Shareowners May 13, 2026 9:00 A.M. This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 13, 2026 Vincent Sorgi, Wendy E. Stark and Jeffrey R. Jankowski, and each of them, are hereby appointed proxies, with the power of substitution, to vote the shares of the undersigned, as directed on the reverse side of this proxy, at the Annual Meeting of Shareowners of PPL Corporation to be held on May 13, 2026, and any adjournments or postponements thereof, and in their discretion to vote and act upon any other matters as may properly come before said meeting and any adjournments or postponements thereof. The shares of stock you hold in the account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" each Director Nominee included in Proposal 1 and "FOR" Proposals 2, 3 and 4. By signing the proxy, you revoke all prior proxies and appoint Vincent Sorgi, Wendy E. Stark and Jeffrey R. Jankowski, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof. Continued and to be signed on reverse side

PPL CORPORATIONC/O PROXY SERVICESP.O. BOX 9163FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2026. Have your ballot card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2026. Have your ballot card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your ballot card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed ballot card no later than 11:59 p.m. Eastern Time on May 8, 2026. V84701-Z92161 THIS BALLOT CARD IS VALID ONLY WHEN SIGNED AND DATED. PPL CORPORATION The Board of Directors recommends a vote FOR each Director Nominee included in Proposal 1 and FOR Proposals 2, 3 and 4. 1.Election of directors: For Against Abstain 1a.Arthur P. Beattie!!!For Against Abstain 1b.Raja Rajamannar!!!2.Advisory vote to approve compensation of named!!! executive officers 1c.Heather B. Redman!!!3.Approval of the PPL Corporation Second Amended and !!! Restated 2012 Stock Incentive Plan 1d.Craig A. Rogerson!!!4.Ratification of the appointment of Independent!!! Registered Public Accounting Firm 1e.Vincent Sorgi !!! Linda G. Sullivan 1f.!!! 1g.Keith H. Williamson !!! 1h.Phoebe A. Wood !!! 1i.Armando Zagalo de Lima !!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PPL CORPORATION ANNUAL MEETING OF SHAREOWNERS WEDNESDAY, MAY 13, 2026 9:00 A.M. EASTERN TIME V84702-Z92161 PPL CORPORATION Annual Meeting of Shareowners May 13, 2026 9:00 A.M. Employee Stock Ownership Plan (ESOP) This ballot is solicited by the Board of Directors This is a ballot for voting these shares of PPL Corporation Common Stock held in the ESOP. Please complete the ballot card and return in the envelope provided or vote by telephone or the internet. Fidelity Management Trust Company, as Trustee of the ESOP, will vote shares held in your ESOP Account as directed on the ballot at the Annual Meeting of Shareowners of PPL Corporation to be held on May 13, 2026. If you do not return your ballot card, or return it unsigned, or do not vote by telephone or internet, the ESOP provides that the Trustee will vote these shares in the same percentage as shares held by participants for which the Trustee has received timely voting instructions. Please review the information carefully and indicate how you wish these shares to be voted at the Annual Meeting. Mark, sign, date and use the return envelope for mailing your ballot (if you do not vote by telephone or internet) to Fidelity Management Trust Company's agent for tabulation. Timely receipt of your instructions on a signed ballot card or by telephone or internet is extremely important. This ballot, if sent by mail, must be received by 11:59 p.m. (ET) on May 8, 2026 in order for your vote to be counted. If you wish to vote by telephone or on the internet, please follow the instructions on the reverse side. Continued and to be signed on reverse side